                                                                    Exhibit 10.7

                               CREDIT AGREEMENT

          THIS CREDIT AGREEMENT, dated as of March 26, 1999, is made by and among SPECTRUM CONTROL, INC., a Pennsylvania corporation (as more fully defined below, "Spectrum Pennsylvania"), SPECTRUM POLYTRONICS, INC., a Pennsylvania corporation (as more fully defined below, "Polytronics"), SPECTRUM CONTROL TECHNOLOGY, INC., a Delaware corporation (as more fully defined below, "Technology"), SPECTRUM ENGINEERING INTERNATIONAL, INC., a Delaware corporation (as more fully defined below, "Engineering"), and SPECTRUM CONTROL, INC., a Delaware corporation (as more fully defined below, "Spectrum Delaware") (Spectrum Delaware and each of Spectrum Pennsylvania, Polytronics, Technology and Engineering sometimes hereinafter referred to individually as "Borrower"and collectively as "Borrowers"), the Lenders (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as L/C Issuer (as hereinafter defined) and as agent for the L/C Issuer and the Lenders under this Agreement (in such capacity, as more fully defined below, the "Agent").

                                  WITNESSETH:

          WHEREAS, the Borrowers have requested the Lenders make available to the Borrowers Loans in an aggregate principal amount not exceeding Twenty-Six Million Dollars ($26,000,000) consisting of a revolving credit facility of Six Million Dollars ($6,000,000) and a term loan facility of Twenty Million Dollars ($20,000,000); and the Borrowers have requested the Lenders to provide for the issuance for the account of one or more of the Borrowers Letters of Credit having an aggregate Stated Amount not exceeding Three Million Dollars ($3,000,000) at any one time outstanding; provided that at no time will Total Utilization exceed Six Million Dollars ($6,000,000); and

          WHEREAS, the Lenders are willing to make the Loans available to the Borrowers upon the terms and conditions hereinafter set forth; and the L/C Issuer is willing to issue Letters of Credit for the account of one or more of the Borrowers upon the terms and conditions hereinafter set forth; and the Lenders are willing to purchase risk participations with respect to each Letter of Credit issued by the L/C Issuer hereunder upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises (each of which is incorporated herein by reference) and the mutual covenants and agreements hereinafter set forth, and other valuable consideration, and intending to be legally bound hereby, the parties hereto hereby covenant and agree as follows:

                                   ARTICLE I
                       CERTAIN DEFINITIONS: CONSTRUCTION
                       ---------------------------------

          1.01  Certain Definitions.  In addition to words and terms defined
                -------------------
elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

          Acquisition shall mean the acquisition by Spectrum Pennsylvania of
          -----------
substantially all of the assets of the Signal Conditioning Products Division of AMP Inc., pursuant to the terms of that certain Asset Purchase Agreement dated March 26, 1999.

          Affiliate as to any Person shall mean any other Person (i) which
          ---------
directly or indirectly Controls, is Controlled by, or is under common Control with such Person, (ii) which beneficially owns or holds 5% or more of any class of the voting or other equity interests of such Person, or (iii) 5% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person.

          Agent shall mean PNC Bank, National Association, a national banking
          -----
association organized under the laws of the United States of America, in its capacity as agent for the L/C Issuer and the Lenders pursuant to this Agreement, and its successors and assigns in such capacity.

          Agent's Fee shall mean the annual fee payable to the Agent for acting
          -----------
as Agent hereunder, all as more fully set forth in the Agent's Letter.

          Agent's Letter shall mean the letter from the Agent to the Borrowers
          --------------
dated March 10, 1999, as the same may be amended from time to time or otherwise modified or supplemented.

          Agreement shall mean this Credit Agreement, as the same may be
          ---------
supplemented or amended from time to time, including all schedules and exhibits hereto.

          AMP Real Estate shall mean the real property and improvements located
          ---------------
thereon acquired by one or more of the Borrowers pursuant to the Acquisition.

          Applicable Base Rate Margin shall have the meaning ascribed to it in
          ---------------------------
Section 2.03(b)(i) of this Agreement.

          Applicable Commitment Fee shall have the meaning ascribed to it in
          -------------------------
Section 2.01 (d) of this Agreement.

          Applicable Euro-Rate Margin shall have the meaning ascribed to it in
          ---------------------------
Section 2.03(b)(ii) of this Agreement.

          Applicable Standby Letter of Credit Fee shall have the meaning
          ---------------------------------------
ascribed to it in Section 2.12(b) of this Agreement.

          Application for Commercial Letter of Credit shall mean the then
          -------------------------------------------
current application for a commercial letter of credit used by the L/C Issuer.

          Application for Letter of Credit shall mean the then current
          --------------------------------
application for Standby Letter of Credit or Commercial Letter of Credit.

          Application for Standby Letter of Credit shall mean the then current
          ----------------------------------------
application for a standby letter of credit used by the L/C Issuer.

          April Delivery Date shall mean the date on which the quarterly
          -------------------
financial statements described in Section 6.02(a) for the Fiscal Quarter ending February 28, 1999, are delivered to the Agent.

          Assignment and Assumption Agreement shall mean an Assignment and
          -----------------------------------
Assumption Agreement by and among a Purchasing Lender, a Transferor Lender and the Agent, as the Agent and on behalf of the remaining Lenders, substantially in the form of Exhibit "J" hereto.
            -----------

          Arrangement Fee shall mean the arrangement fee set forth in the
          ---------------
Agent's Letter.

          Assignment Fee shall mean the fee described in Section 10.05(b).
          --------------

          Authorized Officer shall mean those persons designated initially in
          ------------------
the several incumbency certificates delivered pursuant to Section 5.01 hereof by the Borrowers. The Borrowers may amend such list of persons from time to time by giving written notice of such amendment to the Agent.

          Availability shall mean, as of any time of determination, the positive
          ------------
difference between the Revolving Credit Commitment and Total Utilization.

          Base Rate shall mean the greater of (i) the Prime Rate, or (ii) the
          ---------
Federal Funds Effective Rate plus fifty basis points ( 1/2 of 1%) per annum.

          Base Rate Option shall mean the interest rate option described in
          ----------------
Section 2.03(b)(i) hereof.

          Base Rate Portion shall mean the portion of the Loans which bears, or
          -----------------
is to bear, interest under the Base Rate Option.

          Benefit Arrangement shall mean at any time an "employee benefit plan",
          -------------------
within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to, by any member of the ERISA Group.

          Borrower and Borrowers shall have the respective meanings set forth in
          ----------------------
the preamble hereof.

          Borrowing Date shall mean, with respect to any Loan, the date for the
          --------------
making thereof, or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

          Business Day shall mean, (a) when used in any context other than in
          ------------
reference to or in connection with Euro-Rate, any day, other than a Saturday or Sunday, on which the Lenders are open for business in Pittsburgh, Pennsylvania and New York, New York, and (b) when used in the context of a Euro-Rate, any day, other than a Saturday or Sunday, on which (i) commercial banks are open for business in Pittsburgh, Pennsylvania and New York, New York and (ii) dealings in foreign currencies and exchange and eurodollar funding between banks may be carried on at the location at which each of the Lenders transacts its eurodollar funding.

          Capital Adequacy Event shall have the meaning ascribed to it in
          ----------------------
Section 2.07 hereof.

          Capital Compensation Amount shall have the meaning ascribed to it in
          ---------------------------
Section 2.07 hereof.

          Capital Expenditure shall mean any cost or expense which would be
          -------------------
classified as a capital expenditure in accordance with GAAP.

          Cash Collateral Account shall have the meaning ascribed to it in
          -----------------------
Section 8.02(e).

          Cash Equivalents shall mean (i) securities issued or directly and
          ----------------
fully guaranteed or insured by the United States Government or any agency or instrumentality thereof, (ii) time deposits, certificates of deposit and eurodollar time deposits, bankers' acceptances and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000 (iii) notes and bonds issued by domestic corporations, (iv) tax-exempt money market securities, (v) notes and bonds issued by state and municipal governments, and (vi) money market mutual funds; provided however, (x) at least one-third of the value of the Cash Equivalents shall have a maximum weighted average to maturity of not more than six (6) months and the remaining value of the Cash Equivalents shall have a maximum weighted average to maturity of not more than eighteen (18) months and (y) the Cash Equivalents which are of a type customarily rated by S&P and Moody's, must have a rating of at least A-1 by S&P or P-1/VMG-1 by Moody's, if short term, or double "A" or higher by S&P and Moody's, if long term.

          Closing shall mean the execution and delivery of this Agreement and
          -------
the other Loan Documents by the parties hereto and thereto on the Closing Date.

          Collateral shall mean the Pledged Collateral, the UCC Collateral, the
          ----------
Intellectual Property Collateral and the Real Property.

          Closing Date shall mean March 26, 1999.
          ------------

          Commercial Letter of Credit shall mean a letter of credit directly
          ---------------------------
related to the sale of goods or similar transaction in which it is intended by the account party and beneficiary that payment will be made, in the ordinary course, by a draw on the letter of credit in accordance with its terms.

          Commercial Letter of Credit Fee shall have the meaning ascribed to it
          -------------------------------
in Section 2.12(b) hereof.

          Commitment Fee shall mean the fee described in Section 2.01 (d).
          --------------

          Compliance Certificate shall mean a certificate executed by the chief
          ----------------------
financial officer, the treasurer or the controller of the Borrowers, substantially in the form of Exhibit "H" hereto.
                             -----------

          Computation Date shall have the meaning ascribed to it in Section
          ----------------
2.13(a).

          Consolidated Cash shall mean Spectrum Pennsylvania's and its
          -----------------
Subsidiaries' cash consolidated in accordance with GAAP.

          Consolidated Cash Equivalents shall mean Spectrum Pennsylvania's and
          -----------------------------
its Subsidiaries' Cash Equivalents consolidated in accordance with GAAP.

          Consolidated Fixed Charges shall mean, for any period, the sum of (i)
          --------------------------
Consolidated Interest Expense, (ii) consolidated cash taxes paid, (iii) consolidated scheduled payments of long term Indebtedness (i.e., Indebtedness have a maturity of one year or more as of the date incurred), (iv) scheduled payments on capitalized leases, (v) consolidated Capital Expenditures and (vi) cash payments of dividends on the stock of any Borrower not paid directly or indirectly to Spectrum Pennsylvania.

          Consolidated EBITDA shall mean, for any period, the consolidated net
          -------------------
income (or net loss) of Spectrum Pennsylvania and its Subsidiaries for such period as determined in accordance with GAAP, plus (a) the sum of (i)
                                              ----
depreciation expense, (ii) amortization expense, (iii) Consolidated Interest Expense, (iv) total income tax expense, (v) extraordinary or unusual losses (including after tax losses on sales of assets outside of the ordinary course of business and not otherwise included in GAAP extraordinary or unusual losses),
(vi) other non-cash charges, and (vii) the net loss of any Person that is accounted for by the equity method of accounting, except to the extent of the amount of dividends or distributions paid to Spectrum Pennsylvania, less (b) the
                                                                    ----
sum of (i) extraordinary or unusual gains (including after tax gains on sales of assets outside of the ordinary course of business and not otherwise included in GAAP extraordinary or nonrecurring gains), (ii) other noncash credits, and (iii) the net income of any Person that is accounted for by the equity method of accounting, except to the extent of the amount of dividends or distributions paid to Spectrum Pennsylvania; provided, that for purposes of calculating
                               --------
Consolidated EBITDA of the Borrowers for any period for all purposes of this Agreement except Section 7.12(b), (x) the Consolidated EBITDA of any Person disposed of by a Borrower during such period shall be excluded for such period and (y) the Consolidated EBITDA of any Person acquired by a Borrower during such period shall be included on a pro forma basis for such period (and assuming the
                              --- -----
consummation of each such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and related consolidated statements of income and stockholders' equity and of cash flows for such period (i) have been previously provided to the Agent and the Lenders and (ii) either (A) have been reported on without qualification arising out of the scope of the audit by independent certified accountants of nationally recognized standing or (B) have been found acceptable by the Agent, and the Required Lenders; and provided, further, that solely for the purpose of
                              --------  -------
calculating Consolidated EBITDA for the purposes of Section 7.12(b), the definition of Consolidated EBITDA shall end in line 13 hereof immediately before the initial proviso.

          Consolidated Indebtedness shall mean Indebtedness of Spectrum
          -------------------------
Pennsylvania and its Subsidiaries consolidated in accordance with GAAP.

          Consolidated Indebtedness to Consolidated EBITDA Ratio shall mean, as
          ------------------------------------------------------
of any date of determination, the ratio of Consolidated Indebtedness as of the end of Spectrum Pennsylvania's most recently completed Fiscal Quarter to Consolidated EBITDA for Spectrum Pennsylvania's four most recently completed Fiscal Quarters treated as a single accounting period.

          Consolidated Interest Expense shall mean any Person's interest
          -----------------------------
expense, as determined in accordance with GAAP, as appearing on the Spectrum Pennsylvania's financial statements.

          Consolidated Net Income shall mean the net income of Spectrum
          -----------------------
Pennsylvania and its Subsidiaries determined on a consolidated basis, as determined in accordance with GAAP, consistently applied.

          Consolidated Net Worth shall mean stockholders' equity of any Person
          ----------------------
determined on a consolidated basis, as determined in accordance with GAAP consistently applied.

          Control shall mean the possession, directly or indirectly, of the
          -------
power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be, and the terms "Controlled" and
                                                              ----------
"Controlling" shall have correlative meanings.
 -----------

          Default shall mean any event or condition which with notice or passage
          -------
of time or both, would constitute an Event of Default.

          Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money
          -----------------------------                -
of the United States of America.

          Engineering shall mean Spectrum Engineering International, Inc., a
          -----------
Delaware corporation and its permitted successors and assigns.

          Environmental Agreement shall mean the Environmental Agreement
          -----------------------
executed by the Borrowers in favor of the Agent and the Lenders substantially in the form of Exhibit "K" hereto and all amendments and modifications thereto.
            -----------

          Environmental Complaint shall mean any written complaint setting forth
          -----------------------
a cause of action for personal or property damage or equitable relief, or any order, notice of violation or citation issued pursuant to any Environmental Laws by an Official Body, subpoena or other written notice of any type relating to, arising out of, or issued pursuant to, any Environmental Laws or any Environmental Conditions.

          Environmental Conditions shall mean any conditions of the environment,
          ------------------------
including, without limitation, the work place, the ocean, natural resources (including flora or fauna), soil, surface water, ground water, any actual or potential drinking water supply sources, substrata or the ambient air, relating to or arising out of, or caused by the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, emptying, discharging, injecting, escaping, leaching, disposal, dumping, threatened release or other management or mismanagement of Regulated Substances resulting from the use of, or operations on, any of the Property.

          Environmental Laws shall mean all federal, state, local and foreign
          ------------------
Laws and regulations, including permits, licenses, authorizations, bonds, orders, judgments and consent decrees issued or entered into pursuant thereto, relating to pollution or protection of human health or the environment or employee safety in the work place.

          ERISA shall mean the Employee Retirement Income Security Act of 1974,
          -----
as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, in each case as from time to time in effect.

          ERISA Group shall mean, at any time, any Borrower and all members of a
          -----------
controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with Spectrum Pennsylvania, are treated as a single employer under Section 414 of the Internal Revenue Code.

          Euro-Rate shall mean: (A) with respect to any Portion to which the
          ---------
Euro-Rate Option applies for any Euro-Rate Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upward to the nearest 1 /100th of 1% per annum) (i) the rate of interest determined by the Agent in accordance with its usual procedures (which determination shall be conclusive and binding upon the Borrowers, absent manifest error on the part of the Agent) to be equal to the offered rates for deposits in Dollars for the applicable Euro-Rate Interest Period quoted by the British Bankers Association ("BBA") which appear on Page 3750 of the Dow Jones Market Service display page (or, if such quotation is not available, an appropriate successor as determined by the Agent) reporting system as of approximately 11:00 A.M., Greenwich Mean Time, two (2) Business Days prior to the first day of such Euro-Rate Interest Period for an amount comparable to such Loan and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. Such Euro-Rate may also be expressed by the following formula:

     Euro-Rate = Offered rate on Dow Jones Market Service
                 ----------------------------------------
                 1.00 - Euro-Rate Reserve Percentage

If more than one offered rate appears on Page 3750 of the Dow Jones Market Service rate reporting system or similar system, the rate will be the arithmetic mean of such offered rate. The Euro-Rate shall be adjusted with respect to any Euro-Rate Option outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrowers of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error. The Euro-Rate for any Loans shall be based upon the Euro-Rate for the currency in which such Loans are requested.

          Euro-Rate Interest Period shall mean any individual period equal to
          -------------------------
one (1), two (2), three (3) or six (6) months selected by the Borrowers in each case commencing on the Borrowing Date, a conversion date or a renewal date of a Euro-Rate Portion to which such period shall apply; provided, however, that prior to the date which is the Business Day following the Syndication Date, only such periods as the Agent and the Borrowers mutually agree upon, not to exceed a period of one month, shall be available.

          Euro-Rate Option shall mean the interest rate option described in
          ----------------
Section 2.03b(ii) hereof.

          Euro-Rate Portion shall mean each portion of the Loans which bears, or
          -----------------
is to bear, interest under the Euro-Rate Option; and the term Euro-Rate Portions shall mean collectively all such portions of the Loans which bear, or are to bear, interest under the Euro-Rate Option.

          Euro-Rate Reserve Percentage shall mean for any day the maximum
          ----------------------------
effective percentage as determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) as prescribed by the Federal Reserve Board (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in the Federal Reserve System.

          Event of Default shall have the meaning ascribed to it in Section 8.01
          ----------------
hereof.

          Existing Letters of Credit shall mean (i) letter of credit number
          --------------------------
S301816 issued by the L/C Issuer for the account of Technology having as its beneficiary Chase Manhattan Trust Company N.A. and all extension amendments or renewals thereof and (ii) letter of credit number S306736 issued by the L/C Issuer for the account of Polytronics and Spectrum Delaware having as its beneficiary Chase Manhattan Trust Company N.A. and all extensions, amendments or renewals thereof.

          Expiration Date shall mean March 31, 2002.
          ---------------

          Federal Funds Effective Rate shall mean for any day the rate per annum
          ----------------------------
(based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day (or if such day is not a Business Day, the previous Business Day) as being the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement.

          Federal Reserve Board shall mean the Board of Governors of the United
          ---------------------
States Federal Reserve System as constituted from time to time.

          Fee shall mean any of the Agent's Fee, the Arrangement Fee, the
          ---
Commitment Fee, the Letter of Credit Fee, the L/C Fronting Fee, any administration fee payable to the Agent, and any other fee payable under any of the other Loan Documents.

          Fiscal Quarter shall mean each three month fiscal period of the
          --------------
Borrowers beginning respectively on the first day of December, March, June and September during the term hereof and ending on the last day of each immediately succeeding February, May, August and November.

          Fiscal Year shall mean each 12-month fiscal period of the Borrowers
          -----------
beginning December 1 and ending on the immediately succeeding November 30.

          GAAP shall mean, subject to the provisions of Section 1.03 hereof,
          ----
generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be recognized by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          Guaranty or Guarantee shall mean any obligation, direct or indirect,
          ---------------------
by which a Person undertakes to guaranty, assume or remain liable for the payment of another Person's obligations, including but not limited to (i) endorsements of negotiable instruments, (ii) discounts with recourse, (iii) agreements to pay upon a second Person's failure to pay, (iv) agreements to maintain the capital, working capital solvency or general financial condition of a second Person and (v) agreements for the purchase or other acquisition of products, materials, supplies or services, if in any case payment therefor is to be made regardless of the nondelivery of such products, materials or supplies or the non-furnishing of such services.

          Indebtedness shall mean as to any Person at any time, any and all
          ------------
indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent or joint and several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement, hedging contracts, Interest Hedge Agreement or other interest rate management device, raw materials management device or commodities management device (except raw materials or commodity management devices entered into in the ordinary course of business), (iv) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness) or
(v) any Guaranty of any of the foregoing.

          Ineligible Security shall mean any security which may not be
          -------------------
underwritten or dealt in by member banks of the Federal Reserve System under
Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

          Intellectual Property Collateral shall mean the property described in
          --------------------------------
the Patent, Trademark and Copyright Assignment.

          Interest Hedge Agreement shall mean any interest rate swap agreement,
          ------------------------
interest rate cap agreement, interest rate collar agreement, interest rate insurance or any other agreement or arrangement designed to provide protection against fluctuations in interest rates.

          Interest Rate Option shall mean the Euro-Rate Option or the Base Rate
          --------------------
Option.

          Internal Revenue Code shall mean the Internal Revenue Code of 1986, as
          ---------------------
the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

          L/C Fronting Fee shall have the meaning ascribed to it in Section
          ----------------
2.12(b) of this Agreement.

          L/C Issuer shall mean PNC Bank, National Association, as the issuer of
          ----------
Letters of Credit pursuant to Section 2.12, and any successor to PNC Bank, National Association as the issuer of Letters of Credit hereunder.

          Labor Contracts shall have the meaning ascribed to it in Section 4.19
          ---------------
hereof.

          Law shall mean any law (including common law), constitution, statute,
          ---
treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree or award of any Official Body.

          Lender Obligations shall mean collectively, (i) all unpaid principal
          ------------------
and accrued and unpaid interest under the Loans, (ii) all accrued and unpaid Fees hereunder or under any of the other Loan Documents, (iii) the face amount of all Letters of Credit and the Existing Letters of Credit then outstanding, together with all Unreimbursed L/C Draws and all accrued and unpaid interest on such Unreimbursed L/C Draws and unreimbursed draws and all accrued and unpaid interest thereon pertaining to the Existing Letters of Credit, (iv) the actual (as opposed to nominal) credit exposure determined in accordance with standard industry practices to any Lender or Affiliate of a Lender under an Interest Hedge Agreement between such Person and a Borrower, (v) any amounts due any Lender or an Affiliate of any Lender on any foreign exchange contract, (vi) any other amounts payable hereunder or under any of the other Loan Documents, including all reimbursements, indemnities, fees, costs, expenses, prepayment premiums and other obligations of the Borrowers to a Lender (in any capacity hereunder) or any indemnified party hereunder, (vii) all out-of-pocket costs and expenses incurred by the Agent in connection with this Agreement or any other Loan Documents, including but not limited to the reasonable fees and expenses of the Agent's counsel, (viii) all out-of-pocket costs and expenses incurred by a Lender after an Event of Default in connection with any administration or enforcement of the Loan Documents, including but not limited to the reasonable fees and expenses of such Lender's counsel, and (ix) all other liabilities, obligations, covenants, duties and Indebtedness of the Borrowers to the Agent, the L/C Issuer and the Lenders of any and every kind and nature, arising under this Agreement or the other Loan Documents, whether heretofore, now or hereafter owing, arising, due or payable from any Borrower to the Agent, the L/C Issuer or the Lenders.

          Lenders shall mean the financial institutions named on Schedule 1.01
          -------                                                -------------
(a) hereto and their respective successors and assigns as permitted hereunder,
---
each of which is referred to herein as a Lender.

          Letter of Credit shall mean any Standby Letter of Credit or Commercial
          ----------------
Letter of Credit issued by the L/C Issuer for the account of any Borrower upon the application of any Borrower pursuant to this Agreement and all extensions, renewals, amendments, substitutions and replacements thereto and thereof. The term "Letter of Credit" shall not include Existing Letters of Credit.

          Letter of Credit Fee shall have the meaning ascribed to it in Section
          --------------------
2.12(b) hereof.

          Lien shall mean any mortgage, deed of trust, pledge, lien, security
          ----
interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

          Loans shall mean collectively all advances and Loan shall mean
          -----                                          ----
separately any advance made by the Lenders pursuant to Sections 2.01 and 2.02 hereof.

          Loan Account shall mean the loan account maintained by a Lender as
          ------------
more fully described in Section 2.09 hereof.

          Loan Disbursement Account shall have the meaning ascribed to it in
          -------------------------
Section 3.01 hereof.

          Loan Documents shall mean this Agreement, the Notes, any Application
          --------------
for Letter of Credit, any Security Agreement, any Mortgage, any Pledge Agreement, any Patent, Trademark and Copyright Assignment, any Interest Rate Hedge Agreement executed by a Lender or an Affiliate of a Lender and a Borrower, any Environmental Agreement, and any other agreements, instruments, certificates or documents contemplated thereby, as any of the same may be supplemented or amended from time to time in accordance herewith or therewith; and Loan Document shall mean any of the Loan Documents.
                      --------------

          Loan Request shall mean a request for Loans made in accordance with
          ------------
Section 2.01 (c) hereof which request shall be substantially in the form of Exhibit "B" hereto.
-----------

          Margin Regulations shall mean Regulations T, U and X as promulgated by
          ------------------
the Board of Governors of the Federal Reserve System, as amended from time to time.

          Material Adverse Change shall mean any set of circumstances or events
          -----------------------
which (a) has or could reasonably be expected to have any material adverse effect upon the validity or enforceability of this Agreement or any of the other Loan Documents, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition or results of operations of the Borrowers, taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Borrowers taken as a whole to duly and punctually pay their Indebtedness, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any of the Lenders to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

          Moody's shall mean Moody's Investors Service, Inc., a corporation
          -------
organized and existing under the laws of the State of Delaware, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Agent, with the approval of the Borrowers, by notice to the Lenders.

          Mortgage shall mean any mortgage substantially in the form of Exhibit
          --------                                                      -------
"E-1" or Exhibit "E-2" together with all extensions, renewals, amendments,
 ---     ------------
substitutions and replacements thereto and thereof.

          Multiemployer Plan shall mean any employee benefit plan which is a
          ------------------
"multiemployer plan" within the meaning of Section 4001 (a)(3) of ERISA and to which any Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

          Multiple Employer Plan shall mean a Plan which has two or more
          ----------------------
contributing sponsors (including any Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

          Net Cash Proceeds shall mean the cash proceeds to one or more of the
          -----------------
Borrowers of any direct or indirect disposition of assets or sale of securities less (i) reasonable costs associated with such disposition of assets, (ii) all federal, state and local taxes assessed against or paid by the Borrowers in connection therewith, and (iii) the principal amount, if any, of any Indebtedness, other than Indebtedness hereunder which is secured by any asset disposed of and which is required to be repaid.

          Notes shall mean collectively all of the Revolving Credit Notes and
          -----
the Term Notes and Note shall mean respectively each Revolving Credit Note and
                   ----
each Term Note together with all renewals, replacements, refinancings or refundings thereof or thereto in whole or in part.

          Official Body shall mean any national, federal, state, local or other
          -------------
government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

          Other Taxes shall have the meaning assigned to it in Section 2.13.
          -----------

          Participant shall mean any bank or financial institution which
          -----------
acquires from any Lender an undivided interest in the Lender's Ratable Share of the Revolving Credit Commitments, Loans, Letters of Credit and Unreimbursed L/C Draws, pursuant to Section 10.05.

          Participation shall mean the sale, made in accordance with the
          -------------
provisions of Section 10.05, by any Lender to any Participant of an undivided interest in such Lender's Ratable Share of the Revolving Credit Commitments, Loans, Letters of Credit and Unreimbursed L/C Draws.

          Patent, Trademark and Copyright Assignment shall mean the Patent,
          ------------------------------------------
Trademark and Copyright Assignment executed by the Borrowers in favor of the Agent for the benefit of the

Lenders substantially in the form of Exhibit "F" hereto and all amendments and
                                     ----------
modification thereto.

          PBGC shall mean the Pension Benefit Guaranty Corporation established
          ----
pursuant to Subtitle A of Title IV of ERISA or any successor.

          Permitted Liens shall mean:
          ---------------

          (i) Liens for taxes, assessments, governmental levies or similar charges incurred in the ordinary course of business and which are not yet due and payable, or if due and payable, (aa) are being contested in good faith and by appropriate and lawful proceedings diligently conducted, but only so long as such proceedings could not subject the Agent, the Lenders or the L/C Issuer to any civil or criminal penalties or liabilities and (bb) for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made and (cc) which shall be paid in accordance with the terms of any final judgments or orders relating thereto within thirty (30) days after the entry of such judgments or orders;

          (ii) Pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions, other social security programs or similar program or to secure liability to insurance carriers under insurance or self insurance agreements or arrangement;

          (iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default, or if such Liens are due and payable, (aa) are being contested in good faith and by appropriate and lawful proceedings diligently conducted and (bb) for which such reserves or other appropriate provisions, if any, as required by GAAP shall have been made and (cc) which shall be paid in accordance with the terms of any final judgments or orders relating thereto within thirty (30) days after the entry of such judgments or orders;

          (iv) Pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amounts due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

          (v) (aa) Encumbrances consisting of zoning restrictions, easements, rights-of-way, or other restrictions on the use of real property, (bb) defects in title to real property, and (cc) Liens, encumbrances and title defects affecting real property not known by any Borrower, and not discoverable by a search of the public records, none of which materially impairs the use of such property;

          (vi) (aa) Liens on assets of a Person which is merged into or acquired by a Borrower on or after the date of this Agreement, and (bb) Liens on assets acquired after the date of this Agreement, provided that (A) such Liens existed at the time of such merger or acquisition and were not created in anticipation thereof, (B) no such Lien is spread to cover any property or assets of any Borrower; and (C) the principal amount of Indebtedness secured thereby is not increased from the amount outstanding immediately prior to such merger or acquisition;

          (vii) Liens created by or resulting from any litigation or legal proceedings which are currently being contested in good faith by appropriate and lawful proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made and Liens arising out of judgments or orders for the payment of money which do not constitute an Event of Default hereunder;

          (viii) Liens placed upon fixed assets or equipment hereafter acquired to secure all or a portion of the purchase price thereof, provided that any such Lien shall not encumber any other property of any Borrower;

          (ix) Other Liens incidental to the conduct of Borrowers' business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of the Borrowers' property or assets or which do not materially impair the use thereof in the operation of the Borrowers' business;

          (x) Leases or subleases not otherwise prohibited by this Agreement or other Loan Documents;

          (xi) Liens securing Indebtedness of a foreign Subsidiary of a Borrower which Indebtedness is permitted hereunder; provided such Lien encumbers
                                                    --------
only the assets of the Subsidiary incurring such Indebtedness;

          (xii) Liens which are senior to the Liens in favor of the Agent hereunder, granted to secure Technology's obligations under the Reimbursement Agreement dated as of July 1, 1993, between Technology and PNC Bank, National Association, as such Reimbursement Agreement may, from time to time, be amended, restated or otherwise modified; and

          (xiii) Liens which are subordinated to the Liens in favor of the Agent hereunder, granted to secure Spectrum Pennsylvania's obligation under the Line of Credit Agreement dated as of March 5, 1999, between Spectrum Pennsylvania and PNC Bank, National Association, as such Line of Credit Agreement may, from time to time, be amended, restated or otherwise modified.

          Person or person shall mean any individual, corporation, partnership,
          ----------------
limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

          Plan shall mean at any time an employee pension benefit plan
          ----
(including a Multiple Employer Plan but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or
(ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

          Pledge Agreement shall mean a pledge agreement executed by a Borrower
          ----------------
substantially in the form of Exhibit "G" hereto, together in each case with all
                             ----------
extensions, renewals, amendments, substitutions, and replacements thereto and thereof.

          Pledged Collateral shall mean the property of any Borrower in which a
          ------------------
security interest has been granted to the Agent for the benefit of the Lenders under a Pledge Agreement.

          Portions shall mean collectively the Base Rate Portions and the Euro-
          --------
Rate Portions; and the term Portion shall mean individually any of the Portions.
                            -------

          Polytronics shall mean Spectrum Polytronics, Inc., a Pennsylvania
          -----------
corporation and its permitted successors and assigns.

          Prime Rate shall mean for any day, a fluctuating interest rate per
          ----------
annum equal to the rate of interest which the Agent announces from time to time as its prime lending rate, which rate may not be the lowest rate then being charged by the Agent to commercial borrowers.

          Principal Office shall mean the principal commercial banking office of
          ----------------
the Agent in Pittsburgh, Pennsylvania.

          Prior Security Agreement shall mean a valid and enforceable perfected
          ------------------------
security interest under the Uniform Commercial Code in the UCC Collateral and the Pledged Collateral which is subject only to Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or purchase money security interest as permitted hereunder.

          Prohibited Transaction shall mean any prohibited transaction as
          ----------------------
defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

          Property shall mean, and refer to, each parcel of real property,
          --------
whether owned in fee or leased, of any Borrower.

          Purchasing Lender shall mean a Lender which becomes a party to this
          -----------------
Agreement by executing an Assignment and Assumption Agreement.

          Ratable Share shall mean the proportion that a Lender's Revolving
          -------------
Credit Commitment and Term Loan Commitment, respectively, bears to the Revolving Credit Commitments and the Term Loan Commitments, respectively, of all of the Lenders.

          Real Property shall mean the real estate owned by a Borrower which
          -------------
shall be encumbered by a Mortgage.

          Register shall have the meaning ascribed to it in Section 10.05(c).
          --------

          Regulated Substances shall mean any substance, including without
          --------------------
limitation Solid Waste, the generation, manufacture, processing, distribution, treatment, storage, disposal, transport, recycling, reclamation, use, reuse or other management or mismanagement of which is regulated by the Environmental Laws.

          Reportable Event shall mean a reportable event described in Section
          ----------------
4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan.

          Required Lenders shall mean Lenders whose Revolving Credit Commitments
          ----------------
and outstanding Term Loans aggregate at least 66-2/3% of the Revolving Credit Commitments and outstanding Term Loans of all of the Lenders.

          Revolving Credit Commitment shall mean, as to any Lender at any time,
          ---------------------------
the aggregate amount initially set forth opposite its name on Schedule 1.01 (a)
                                                              -----------------
under the heading Revolving Credit Commitment, and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, as the same may be reduced pursuant to Sections 2.01 (e) hereof, and Revolving Credit Commitments shall
                                          ----------------------------
mean the aggregate Revolving Credit Commitments of all of the Lenders.

          Revolving Credit Loans shall mean collectively all advances and
          ----------------------
Revolving Credit Loan shall mean separately any advance made by the Lenders
---------------------
pursuant to Section 2.01 hereof.

          Revolving Credit Notes shall mean collectively all of the promissory
          ----------------------
notes of the Borrowers and Revolving Credit Note shall mean each promissory note
                           ---------------------
of the Borrowers substantially in the form of Exhibit "A" hereto, in each case
                                              ----------
evidencing Revolving Credit Loans, together with all renewals, replacements, refinancings or refundings thereof or thereto in whole or in part.

          S&P shall mean Standard & Poor's Ratings Group, a division of McGraw
          ---
Hill Corporation, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Agent, with the approval of the Borrowers, by notice to the Lenders.

          Section 20 Subsidiary shall mean the Subsidiary of the bank holding
          ---------------------
company controlling any Lender, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

          Security Agreement shall mean the security agreement substantially in
          ------------------
the form of Exhibit "D" together with all extensions, renewals, amendments,
            -----------
substitutions and replacements thereto and thereof.

          Solid Waste shall mean any garbage, refuse or sludge from any waste
          -----------
treatment plant, water supply treatment plant or air pollution control facility generated by activities on the Property, and any unpermitted release into the environment or the work place of any material as a result of activities on the Property, including without limitation used Regulated Substances.

          Solvent shall mean, with respect to any Person on a particular date,
          -------
that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          Spectrum Delaware shall mean Spectrum Control, Inc., a Delaware
          -----------------
corporation and its permitted successors and assigns.

          Spectrum Pennsylvania shall mean Spectrum Control, Inc., a
          ---------------------
Pennsylvania corporation and its permitted successors and assigns.

          Standby Letter of Credit shall mean a letter of credit which is not a
          ------------------------
Commercial Letter of Credit.

          Standby Letter of Credit Fee shall have the meaning ascribed to it in
          ------------------------
Section 2.12(b) hereof.

          Stated Amount shall mean as to any Letter of Credit, the lesser of (i)
          -------------
the face amount thereof or (ii) the remaining available undrawn amount thereof (regardless of whether any conditions for drawing could then be met).

          Subsidiary of any Person at any time shall mean (i) any corporation or
          ----------
trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries,
(iii) any limited liability company of which such Person is a member or of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is Controlled or capable of being Controlled by such Person or one or more of such Person's Subsidiaries.

          Syndication Date shall mean the earlier of (i) the date of completion
          ----------------
of syndication hereunder, as determined by the Agent, or (ii) ninety (90) days after the Closing Date.

          Technology shall mean Spectrum Control Technology, Inc., a Delaware
          ----------
corporation and its permitted successors and assigns.

          Term Loan Commitment shall mean, as to any Lender, at any time, the
          --------------------
aggregate amount initially set forth opposite its name under the heading Term Loan Commitment on Schedule 1.01 (a) and thereafter on Schedule 1 to the most
                   -----------------                   ----------
recent Assignment and Assumption Agreement, and Term Loan Commitments shall mean
                                                ---------------------
the aggregate Term Loan Commitments of all of the Lenders.

          Term Loans shall mean collectively all advances, and Term Loan shall
          ----------                                           ---------
mean separately any advance made by the Lenders pursuant to Section 2.02 hereof.

          Term Notes shall mean collectively all of the promissory notes of the
          ----------
Borrowers, and Term Note shall mean each promissory note of the Borrowers
               ---------
substantially in the form of Exhibit "C" hereto, in each case evidencing the
                             ----------
Term Loans, together with all renewals, replacements, refinancings or refundings thereof or thereto in whole or in part.

          Taxes shall have the meaning ascribed to it in Section 2.13.
          -----

          Total Utilization shall mean as of the time of determination the sum
          -----------------
of Revolving Credit Loans outstanding, the Unreimbursed L/C Draws outstanding and the aggregate Stated Amount of the Letters of Credit outstanding.

          Transfer Effective Date shall have the meaning ascribed to it in the
          -----------------------
applicable Assignment and Assumption Agreement.

          Transferor Lender shall mean the selling Lender pursuant to an
          -----------------
Assignment and Assumption Agreement.

          UCC Collateral shall mean the property of the Borrowers in which
          --------------
security interests are granted under Security Agreements.

          Uniform Commercial Code shall have the meaning ascribed to it in
          -----------------------
Section 4.26.

          Unreimbursed L/C Draw shall have the meaning ascribed to it in Section
          ---------------------
2.12(f).

          Year 2000 Problem shall have the meaning ascribed to it in Section
          -----------------
4.25.

          1.02  Construction.
                ------------

                1.02(a) Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

                         (i)  Number: Inclusion. References to the plural
                              -----------------
include the singular, the singular the plural and the part the whole, "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation".

                         (ii)   Determination. References to "determination" of
                                -------------
or by the Agent, the L/C Issuer or the Lenders shall be deemed to include good faith estimates by the Agent, the L/C Issuer or the Lenders (in the case of quantitative determinations) and good faith beliefs by the Agent, the L/C Issuer or the Lenders (in the case of qualitative determinations) and such determination shall be conclusive absent manifest error.

                         (iii)  Discretion and Consent. Whenever the Agent, the
                                ----------------------
L/C Issuer, PNC Bank or the Lenders are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith.

                         (iv)   Documents Taken as a Whole. The words "hereof,"
                                --------------------------
"herein," "hereunder", "hereto" and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document.

                         (v)    Headings. The article, section and other
                                --------
headings contained in this Agreement or such other Loan Documents and the Table of Contents (if any) preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect.

                         (vi)   Implied References. Article, section,
                                ------------------
subsection, item, clause, schedule and exhibit references are to this Agreement or to such other Loan Document, as the case may be, unless otherwise specified.

                         (vii)  Persons. Reference to any Person includes such
                                -------
Person's successors and assigns, but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity.

                         (viii) Laws and Agreements. Reference to any Law,
                                -------------------
agreement or contract includes such Law, agreement or contract as the same may be amended, supplemented, modified, extended, waived, consolidated, replaced or renewed from time to time, but only to the extent permitted by, and effected in accordance with, the terms thereof and of this Agreement and the other Loan Documents.

                         (ix)   From, To and Through. Relative to the
                                --------------------
determination of any period of time, "from" means "from and including", "to" means "to but excluding", and "through" means "through and including".

                         (x)   Shall; Will. References to "shall" and "will"
                               -----------
are intended to have the same meaning.

                         (xi)  UCC Terms. All terms used in Article 9 of the
                               ---------
Uniform Commercial Code and not specifically defined in this Agreement or in any other Loan Document shall herein have the meanings assigned to such terms in the Uniform Commercial Code as from time to time in effect in the Commonwealth of Pennsylvania.

                         (xii) Writing; Written. References to "writing" include
                               ----------------
printing, typing, lithography and other means of reproducing words in a tangible visible form. References to "written" include "printed", "typed", "lithographed" and other adjectives relating to words reproduced in a tangible visible form consistent with the preceding sentence and also include electronic images and images stored on computer disks, magnetic tape and like media.

          1.03  Accounting Principles.  Except as otherwise provided in this
                ---------------------
Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP.

                                  ARTICLE II
                                CREDIT FACILITY
                                ---------------

          2.01  Revolving Credit Facility.
                -------------------------

                2.01(a)  Revolving Credit Commitments. Subject to the terms and
                         ----------------------------
conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Credit Loans in Dollars to the Borrowers at any time or from time to time on or after the date hereof to, but not including, the Expiration Date, provided that the aggregate principal amount in Dollars of each Lender's Revolving Credit Loans outstanding hereunder to the Borrowers shall not exceed at any one time such Lender's Ratable Share of the aggregate Revolving Credit Commitments minus such Lender's Ratable Share of the sum of (i) the aggregate Stated Amount of outstanding Letters of Credit (exclusive of the Existing Letters of Credit), and (ii) the aggregate amount of Unreimbursed L/C Draws (exclusive of unreimbursed draws relating to Existing Letters of Credit). Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrowers may borrow, repay and reborrow pursuant to this Section 2.01. The aggregate amount of the Revolving Credit Commitments on the Closing Date is $6,000,000. All Revolving Credit Commitments shall expire on the Expiration Date; and all Revolving Credit Loans outstanding on the Expiration Date shall become due and payable in full on such date.

                2.01(b)  Revolving Credit Notes. The obligation of the Borrowers
                         ----------------------
to repay the aggregate unpaid principal amount of the Loans made to the Borrowers by each Lender, together with interest thereon, shall be evidenced by a promissory note of the Borrowers dated the Closing Date in substantially the form attached hereto as Exhibit "A" payable to the order of each Lender in a
                        -----------
face amount equal to the Revolving Credit Commitment of such Lender.

                2.01(c)  Nature of Lenders' Obligations with Respect to
                         ----------------------------------------------
Revolving Credit Loans. Each Lender shall be obligated to participate in each
----------------------
request for Revolving Credit Loans pursuant to Section 2.01 (f) hereof in accordance with its Ratable Share of its Revolving Credit Commitment. The aggregate principal amount in Dollars of each Lender's Revolving Credit Loans outstanding hereunder to the Borrowers at any time shall never exceed such Lender's Ratable Share of the aggregate Revolving Credit Commitments minus such Lender's Ratable Share of the sum of (i) the aggregate Stated Amount of outstanding Letters of Credit and (ii) the aggregate amount of Unreimbursed L/C Draws. The obligations of each Lender hereunder are several. The failure of any Lender to perform its obligations hereunder shall not affect the obligations of the Borrowers, or any other Lender, to any other party nor shall the Borrowers, or any other Lender, be liable for the failure of such Lender to perform its obligations hereunder. The Lenders shall have no obligation to make Loans hereunder on or after the Expiration Date.

                2.01(d)  Commitment Fees.
                         ---------------

                         (i)  Commitment Fee. Accruing from the Closing Date
                              --------------
until the Expiration Date, the Borrowers jointly and severally agree to pay to the Agent for the account of each Lender, as consideration for such Lender's Revolving Credit Commitment hereunder, a commitment fee (the "Commitment Fee") equal to the Applicable Commitment Fee per annum, as determined below, (all computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) on the average daily amount in Dollars equal to such Lender's Revolving Credit Commitment minus such Lender's Ratable Share of Total Utilization relating to its Revolving Credit Commitment.

                         (ii) Applicable Commitment Fee. For purposes of this
                              -------------------------
Agreement, the term "Applicable Commitment Fee" shall mean the rate per annum set forth in the chart below which corresponds to the range of ratios in which the Borrowers' Consolidated Indebtedness to Consolidated EBITDA Ratio, as at the end of the preceding fiscal quarter, falls:

---------------------------------------------------------------------
      Consolidated Indebtedness                       Commitment Fee
    to Consolidated EBITDA Ratio
---------------------------------------------------------------------
Less than 2.0 to 1.0                                        .25%
---------------------------------------------------------------------

---------------------------------------------------------------------
Equal to or greater than 2.0 to 1.0, but less              .375%
than 3.0 to 1.0
---------------------------------------------------------------------
Equal to or greater than 3.0 to 1.0                         .50%
---------------------------------------------------------------------

All such adjustments shall be determined as of the date the Borrowers' financial statements and Compliance Certificate are required to be delivered to the Lenders pursuant to items (a), (b) and (c) of Section 6.02. The foregoing notwithstanding, the Applicable Commitment Fee from the Closing Date to and including the April Delivery Date shall be .25%. All Commitment Fees shall be payable (i) quarterly in arrears beginning June 30, 1999, and continuing on the last Business Day of each calendar quarter occurring during the term of the Revolving Credit Commitment, (ii) upon the Expiration Date and (iii) upon acceleration of the Notes.

               2.01(e)   Reduction of Revolving Credit Commitment. Subject to
                         ----------------------------------------
the provisions of Section 2.04 hereof, at any time and from time to time upon at least five (5) Business Days' prior written notice to the Agent, the Borrowers may terminate, in whole or in part, without penalty, the then unused portion of the Revolving Credit Commitments, thereby causing a corresponding abatement of the Commitment Fee. Each such reduction shall be in a minimum principal amount of $500,000 or, if in excess of $500,000, in integral multiples of $500,000. The Commitment Fee shall cease to accrue with respect to any unused portion of the Revolving Credit Commitments so terminated five (5) Business Days after receipt of such notice. Notice of termination once given shall be irrevocable and the portion of the Revolving Credit Commitments so terminated shall not be available for borrowing once such notice has been given under the terms hereof. The Agent shall promptly notify each Lender of its Ratable Share of such terminated unused portion and the date of each such termination.

               2.01(f)   Loan Requests.  Each request for a disbursement shall
                         -------------
be made to the Agent by an Authorized Officer of the Borrowers orally or in writing pursuant to the execution and delivery by the Borrowers to the Agent of a Loan Request, substantially in the form of Exhibit "B" hereto, (A) by 11:00
                                             ----------
A.M. (Pittsburgh, Pennsylvania time) on the date of the proposed disbursement if the disbursement is initially to bear interest at the Base Rate Option, or (B) by 11:00 A.M. (Pittsburgh, Pennsylvania time) at least three (3) Business Days prior to the proposed disbursement with respect to Loans if the disbursement or any part thereof is to initially bear interest at the Euro-Rate Option, in each case specifying the date and the Dollar amount thereof, selecting the Interest Rate Option therefor pursuant to Section 2.03(d) hereof and for Loans to be funded under the Euro-Rate Option, selecting the Euro-Rate Interest Period therefor. Any oral request for a disbursement hereunder shall be followed immediately by the Borrowers' written Loan Request. A request from the Borrowers pursuant to this Section 2.01(f) with respect to a disbursement or any part thereof which is initially to bear interest at the Euro

Rate Option, shall irrevocably commit the Borrowers to accept such disbursement on the date specified in such request. Promptly upon receipt of such notice, the Agent shall notify each Lender of the Borrowers' request and the amount of such requested disbursement which is to be advanced by such Lenders. Each such Lender shall make its Ratable Share of such disbursement available at the Agent's principal office in immediately available funds no later than 3:00 P.M. (Pittsburgh, Pennsylvania time) on the date of the requested disbursement.

               2.01(g)   Making Loans. Subject to Section 9.03, the Agent shall,
                         ------------
promptly after receipt by it of a Loan Request pursuant to Section 2.01(f) (but not later than noon (Pittsburgh, Pennsylvania time) on the Borrowing Date for same day funding and 2:00 p.m. (Pittsburgh, Pennsylvania time) on the third Business Day preceding any Borrowing Date for which any Portion of the Loans to be made on such Borrowing Date is to bear interest at the Euro-Rate Option), notify the Lenders of its receipt of such Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of such Revolving Credit Loan; (ii) the amount and type of such Loan and the applicable Euro-Rate Portions and Euro-Rate Interest Periods (if any), and (iii) the apportionment among the Lenders of the Loans as determined by the Agent in accordance with Section 2.01(b) hereof. Subject to Section 9.03, each Lender shall remit the principal amount of each Revolving Credit Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Lenders have made funds available to it for such purpose, fund such Revolving Credit Loan to the Borrowers in immediately available funds prior to 2:00 P.M. (Pittsburgh, Pennsylvania time) on the Borrowing Date, provided that if any Lender fails to remit such funds to the Agent in a timely manner, or any Lender fails to advise the Agent of its intention not to fund, then the Agent may elect in its sole discretion to fund with its own funds the Loan of such Lender on the Borrowing Date.

               2.02  Term Loan.
                     ---------

               2.02(a)   Term Loan Commitment. Subject to the terms hereof and
                         --------------------
relying on the representations and warranties herein set forth, that the Borrowers shall have the right to borrow on the Closing Date the principal amount of $20,000,000. Each Lender shall participate in the Term Loan to the extent of its Ratable Share of the Term Loan Commitment.

               2.02(b)   Term Notes. The obligation of the Borrowers to repay on
                         ----------
or before March 31, 2005, the unpaid principal amount of the Term Loan shall be evidenced by the Term Notes, substantially in the form of Exhibit "C" hereto,
                                                          ----------
which shall be executed and delivered to the Lenders on the Closing Date. The principal amount actually due and owing the Lenders under the Term Notes shall be the unpaid principal amount of the Term Loans, all as shown on the Loan Account established pursuant to Section 2.09 hereof.

               2.02(c)   Principal Payments on Term Loan.
                         -------------------------------

                         (i)   Scheduled Principal Payments. Principal of the
                               ----------------------------
Term Loan shall be repaid in twenty-two (22) consecutive quarterly installments beginning December 31, 1999, and continuing thereafter on the last day of each March, June, September and December to and including March 31, 2005. Each of the first twenty-one (21) quarterly installments shall be in the aggregate amount of $909,000.00. The twenty-second (22nd) quarterly installment shall be in the amount of the principal amount of the Term Loan then outstanding.

                         (ii)  Voluntary Prepayments. The Borrowers, subject to
                               ---------------------
the terms hereof including without limitation Sections 2.04 and 2.05, shall have the right, at their option, to prepay the Term Loan in whole at any time or in part from time to time. Each voluntary prepayment shall be in the minimum principal amount of $50,000 or an integral multiple thereof.

                         (iii) Mandatory Prepayments. In the event that (x) the
                               ---------------------
Borrowers in one or a series of transactions dispose of assets, directly or indirectly, the Net Cash Proceeds of which are in excess of $2,000,000, and (y) such Net Cash Proceeds are not used within one hundred eighty (180) days of receipt to acquire additional assets against which the Agent on behalf of the Lenders has a first and prior Lien, the Borrowers shall make a mandatory prepayment of the Term Loan in the amount of such Net Cash Proceeds. In addition the Borrowers shall make a mandatory prepayment in an amount equal to the Net Cash Proceeds of the disposition, directly or indirectly, in one or a series of transactions of all or any portion of the AMP Real Estate. The amount of any prior voluntary prepayment of the Term Loan shall be credited against and shall reduce the amount of any mandatory prepayment required by this subparagraph
(iii).

                         (iv)  Allocation of Prepayments. Each prepayment of the
                               -------------------------
principal of the Term Loan shall be applied against the unpaid principal installments of the Term Loan in the inverse order of their normal maturity.

               2.03  Interest Payments, Interest Rates and Certain Related
                     -----------------------------------------------------
Payments Pertaining to the Loans.
--------------------------------

                     2.03(a)  Interest. The Notes shall bear interest on the
                              --------
actual unpaid principal amount thereof from time to time outstanding from the date thereof until payment in full at the rates of interest set forth in Section 2.03(b). The Borrowers shall pay accrued interest on the unpaid principal balance of the Notes in arrears:

                              (i)  with respect to the Base Rate Portion, at the
rate specified in the Base Rate Option, (A) on the last Business Day of each March, June, September and December during the term of each respective Note, (B) at maturity, whether by acceleration or otherwise, of the Notes and (C) after maturity on demand until all amounts evidenced by the Notes are paid in full whether or not judgment has been entered on the Notes; and

                              (ii) with respect to each Euro-Rate Portion, at
the rate specified in the Euro-Rate Option, (A) on the last day of the Euro-Rate Interest Period applicable thereto; provided, however, if the Euro-Rate Interest Period chosen for any EuroRate Portion exceeds three (3) months, interest on that Euro-Rate Portion shall be due and payable at the end of every three (3) months during such Euro-Rate Interest Period and on the last day of such Euro-Rate Interest Period, (B) at the maturity, whether by acceleration or otherwise, of the Notes and (C) after maturity on demand until all amounts evidenced by the Notes are paid in full whether or not judgment has been entered on the Notes.

               2.03(b)   Interest Rate Options.  During the term hereof, the
                         ---------------------
Borrowers shall have the option of electing, from time to time, one or more of the Interest Rate Options set forth below to be applied to the Loans.

                         (i)  Base Rate Option. Interest under this Interest
                              ----------------
Rate Option shall accrue, for the Base Rate Portion of the Loans outstanding, at a rate per annum equal to the sum of (A) the Base Rate and (B) the Applicable Base Rate Margin as determined below. The interest rate established pursuant to the preceding sentence of this Section 2.03(b)(i) also shall be adjusted automatically from time to time upon each change in the Prime Rate or the Federal Funds Effective Rate, as the case may be, and in accordance with the provisions of Section 2.03(c).

For purposes of this Agreement, the term "Applicable Base Rate Margin" shall mean the rate per annum set forth in the chart below which corresponds to the range of ratios in which the Consolidated Indebtedness to Consolidated EBITDA Ratio as at the end of the preceding Fiscal Quarter falls:

--------------------------------------------------------------------------------
  Consolidated Indebtedness to Consolidated       Applicable Base Rate Margin
               EBITDA Ratio
--------------------------------------------------------------------------------
Less than 1.0 to 1.0                                          .25%
--------------------------------------------------------------------------------
Equal to or greater than 1.0 to 1.0 but less                  .50%
than 2.0 to 1.0
--------------------------------------------------------------------------------
Equal to or greater than 2.0 to 1.0 but less                  .75%
than 3.0 to 1.0
--------------------------------------------------------------------------------
Equal to or greater than 3.0 to 1.0                          1.00%
--------------------------------------------------------------------------------

All adjustments shall be determined as of the date the Borrowers' financial statements and Compliance Certificate are required to be delivered pursuant to items (a), (b) and (c) of Section 6.02. The foregoing notwithstanding, the Applicable Base Rate Margin from the Closing Date to and including the April Delivery Date shall be .50%.

                         (ii) Euro-Rate Option. Interest under this Interest
                              ----------------
Rate Option shall accrue, for each Euro-Rate Portion of the Loans outstanding, for any Euro-Rate Interest Period selected, at a rate per annum equal to the sum of (A) the Euro-Rate plus (B) the Applicable Euro-Rate Margin as determined below. The rate of interest established pursuant to the preceding sentence of this Section 2.03(b)(ii) for each Euro-Rate Portion shall be adjusted from time to time in accordance with the provisions of Section 2.03(c).

For purposes of this Agreement, the term "Applicable Euro-Rate Margin" shall mean the rate per annum set forth in the chart below which corresponds to the range of ratios in which the Consolidated Indebtedness to Consolidated EBITDA Ratio as at the end of the preceding Fiscal Quarter falls:

----------------------------------------------------------------------------
       Consolidated Indebtedness                       Applicable Euro-Rate
     to Consolidated EBITDA Ratio                              Margin
----------------------------------------------------------------------------
Less than 1.0 to 1.0                                            1.75%
----------------------------------------------------------------------------
Equal to or greater than 1.0 to 1.0 but less                    2.00%
than 2.0 to 1.0
----------------------------------------------------------------------------
Equal to or greater than 2.0 to 1.0 but less                    2.25%
than 3.0 to 1.0
----------------------------------------------------------------------------
Equal to or greater than 3.0 to 1.0                             2.50%
----------------------------------------------------------------------------

All adjustments shall be determined as of the date the Borrower's financial statements and Compliance Certificate are required to be delivered pursuant to items (a), (b) and (c) of Section 6.02. The foregoing notwithstanding, the Applicable Euro-Rate Margin from the Closing Date to and including the April Delivery Date shall be 2.00%.

               2.03(c)   Interest After Maturity. After the occurrence of an
                         -----------------------
Event of Default and during the continuation thereof, the Base Rate Portion shall bear interest at a rate per annum which shall be two hundred (200) basis points (2%) above the Base Rate otherwise in effect during such period. After the occurrence of an Event of Default and during the continuation thereof, all Euro-Rate Portions shall bear interest (i) until the end of the then current

Euro-Rate Interest Period for each such Euro-Rate Portion, at a rate per annum which shall be two hundred (200) basis points (2%) above the sum of (A) the Euro-Rate and (B) the Applicable Euro-Rate Margin otherwise in effect during such period and (ii) at the end of the then current Euro-Rate Interest Period for each such Euro-Rate Portion, such Euro-Rate Portions shall automatically be converted to the Base Rate Portion, and thereafter the interest rate shall be calculated in accordance with the initial sentence of this Section 2.03(c).

               2.03(d)   Interest Periods: Limitations on Elections. At any time
                         ------------------------------------------
when the Borrowers shall select, convert to or renew the Euro-Rate Option to apply to all or any portion of the outstanding Loans, they shall elect one or more Euro-Rate Interest Periods as the case may be. All the foregoing, however, is subject to the following:

                         (i)   any Euro-Rate Interest Period which would
otherwise end on a day which is not a Business Day shall be extended to the next Business Day unless such Business Day falls in the succeeding calendar month in which case such Euro-Rate Interest Period shall end on the next preceding Business Day; and

                         (ii)  any Euro-Rate Interest Period which begins on the
last day of a calendar month or on a day for which there is no numerically corresponding day in the subsequent calendar month during which such Euro-Rate Interest Period is to end shall end on the last Business Day of such subsequent month.

Elections by the Borrowers of the Euro-Rate Option shall be subject to the following limitations:

                         (i)   The Euro-Rate Portion for each Euro-Rate Interest
Period shall be in an aggregate principal Equivalent Amount of $500,000 or more; provided, however, that each increment in excess of $500,000 shall be $500,000
--------  -------
or an integral multiple thereof;

                         (ii)  No Euro-Rate Interest Period may be elected at
any time that a Default or an Event of Default shall have occurred and be continuing;

                         (iii) No Euro-Rate Interest Period may be elected
which would end later than the relevant Expiration Date;

                         (iv)  No Euro-Rate Interest Period may be elected with
regard to amounts outstanding which would be in excess of the Revolving Credit Commitment; and

                         (v)   At no time may there be more than seven (7)
separate Euro-Rate Interest Periods in effect.

               2.03(e)   Election, Renewal or Conversion of Interest Rate
                         ------------------------------------------------
Options. Elections or renewals of, or conversions to, the Base Rate Option shall
-------
continue in effect until converted or renewed as hereinafter provided. Elections or renewals of, or conversions to, the Euro-Rate Option shall expire as to each Euro-Rate Portion at the expiration of the applicable Euro-Rate Interest Period. At any time with respect to the Base Rate Portion or at the expiration of the applicable Euro-Rate Interest Period with respect to any Euro-Rate Portion, the Borrowers may cause (subject to Subsection 2.03(d)) all or any part of the principal amount of such Portion to be converted to, or to be renewed under, the Euro-Rate Option by notice to the Agent as hereinafter provided. Such notice (i) shall be irrevocable, (ii) shall be given not later than noon (Pittsburgh, Pennsylvania time) in the case of a conversion to or renewal of, either in whole or in part, the Euro-Rate Option, not less than three (3) Business Days prior to the proposed effective date for such conversion or renewal, and (iii) shall set forth:

                              (i)   the effective date of such conversion or
renewal, which shall be a Business Day;

                              (ii)  the new Euro-Rate Interest Period(s)
selected; and

                              (iii) with respect to each such Euro-Rate Interest
Period, the aggregate principal amount of the corresponding Euro-Rate Portion.

At the expiration of each Euro-Rate Interest Period, any part (including the whole) of the principal amount of the corresponding Euro-Rate Portion as to which no notice of conversion or renewal has been received shall automatically be converted to the Base Rate Option. The Agent shall promptly notify the Borrowers and the Lenders of any such automatic conversion.

               2.03(f)   Notification of Election of an Interest Rate Option.
                         ---------------------------------------------------
The Borrowers, by an Authorized Officer, shall notify the Agent of each election of an Interest Rate Option, each conversion from one interest Rate Option to another, the amount of the Loans then outstanding to be allocated to each Interest Rate Option and, where relevant, the Euro-Rate Interest Periods as provided for in this Agreement. Any such communication may be oral or written and if oral it shall be followed promptly by written confirmation of such Interest Rate Option election executed by an Authorized Officer of the Borrowers.

               2.03(g)   Calculation of Interest. Interest on the Base Rate
                         -----------------------
Portion shall be calculated on the basis of a 365 or 366 day year, as the case may be, and the actual days elapsed. Interest on each Euro-Rate Portion shall be calculated on the basis of a 360-day year and the actual days elapsed. The calculation of the amount of interest due and owing to the Lenders shall be evidenced by posting the amount of interest due under the Notes to the Loan Account established by the Agent pursuant to Section 2.09.

               2.03(h)   Lawful Interest Rates Intended. In no event whatsoever
                         ------------------------------
shall the interest rates charged hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that any Lender has received interest hereunder in excess of the highest applicable rate, such Lender shall promptly refund such excess to the Borrowers, or at such Lender's option, apply such excess in reduction of the principal balance of the Lender Obligations owing to the affected Lender.

               2.04  Prepayments: Allocation of Repayments.
                     -------------------------------------

               2.04(a)   Prepayments of Base Rate Portion. The Borrowers, upon
                         --------------------------------
oral or written notice to the Agent by an Authorized Officer of Borrowers given not later than 12:00 noon (Pittsburgh, Pennsylvania time) on the proposed date for prepayment, may prepay without penalty or premium any or all of the Base Rate Portion. Any oral notice of election hereunder shall be followed immediately by written confirmation of such prepayment election executed by an Authorized Officer of Borrowers.

               2.04(b)   Prepayments of Euro-Rate Portions. Except as otherwise
                         ---------------------------------
provided in Section 2.05(c), the Borrowers, upon oral or written notice to the Agent by an Authorized Officer of Borrower given at least three (3) Business Days prior to the proposed date for repayment, may prepay, all or any part of such Euro-Rate Portion. If such Euro-Rate Portion is prepaid on the last day of the Euro-Rate Interest Period applicable thereto, such prepayment shall be without premium or penalty. If the Borrowers prepay a Euro-Rate Portion other than on the last day of the Euro-Rate Interest Period applicable thereto, the Borrowers agree to pay, in addition to the other amounts set forth in this
Section 2.04(b), such additional amounts as may be necessary to compensate each Lender for any loss (including loss of profit on a pre-tax basis) and any direct or indirect costs, including the costs of reemployment of funds prepaid at rates lower than the cost to such Lender of such funds. Such losses and costs shall be specified in writing to the Borrowers by the affected Lenders (and such specifications shall set forth in reasonable detail the calculation of such losses and costs) and such specifications shall, absent manifest error, be binding and conclusive on the Borrowers. Such prepayment shall include the then outstanding principal amount in Dollars of the Euro-Rate Portion being prepaid together with accrued interest, fees and other amounts then due and payable on the amount prepaid, to the day of such prepayment. Except as provided in this
Section 2.04(b), there shall be no voluntary prepayment of any Euro-Rate
Portion.

               2.04(c)   Allocation of Repayments of Principal. Subject to the
                         -------------------------------------
provision of Section 2.02(c)(iv) any voluntary prepayment pursuant to this
Section 2.04 hereof shall be applied first to the repayment of any Euro-Rate Portion of the Loans for which its associated Euro-Rate Interest Period expires on the date of such payment, second, to the reduction of the Base Rate Portion of the Loans, and third, to the reduction of such Euro-Rate Portions of the Loans as directed by the Borrowers, and if the Borrowers fail to give such directions, or if a Default or Event of Default has occurred and is continuing, to the reduction of such Euro-Rate Portions of the Loans as the Agent may select in its sole and absolute discretion. Any reduction in any Euro-Rate Portion on a date other than the date on which its associated Euro-Rate Interest Period expires may result in a funding loss for which the Borrowers will owe the Lenders an indemnity payment pursuant to Section 2.05 hereof.

               2.05  Yield Protection.
                     ----------------

               2.05(a)   If any change subsequent to the Closing Date in any Law
or in the interpretation or application thereof by any Official Body or in the compliance with any guideline or request from any Official Body, shall make it unlawful for any Lender to maintain or give effect to its obligations as contemplated under the Revolving Credit Commitment, such Lender shall notify the Borrowers and the Agent in writing of its determination of such unlawfulness and an explanation thereof. Thereafter, such Lender's obligation to make available any further Loans hereunder shall forthwith be cancelled and the Borrowers, within thirty (30) days, or within such longer period as may be allowed by Law, if any, shall repay to such Lender so affected its pro rata share of the outstanding principal amount of all Loans, together with interest thereon to the date of repayment and fees, if any, due as of the date of termination; provided, however, that the affected Lender's obligations which are lawful, if severable from those which are unlawful, shall continue, and with respect to those obligations, this Agreement shall not terminate.

               2.05(b)   If any Law issued after the Closing Date (including,
without limitation, Regulation D of the Federal Reserve Board), or if any change on or after the Closing. Date in any Law (including, without limitation, Regulation D) or in the interpretation thereof by any Official Body charged with the administration thereof, shall

                         (i)   subject any Lender to any tax, levy, impost,
charge, fee, duty, deduction or withholding or any kind hereunder (other than any tax imposed or based upon the income of such Lender and payable to any governmental or taxing authority in the United States of America, any state or any municipality thereof); or

                         (ii)  change the basis of taxation of any Lender with
respect to payments of principal or interest or other amounts due hereunder (other than any change which affects, and only to the extent that it affects, the taxation by the United States, any state or any municipality thereof based upon the income of such Lender); or

                         (iii) impose, modify or deem applicable any reserve,
special deposit or similar requirements against assets held by any Lender (other than such requirements which result solely from a change in the credit quality of the Borrowers or which are included in the determination of the applicable rate of interest hereunder); or

                         (iv)  impose upon any Lender any other obligation or
condition with respect to this Agreement, and the result of any of the foregoing is to increase the cost to any Lender, to decrease the yield to any Lender with respect to the Loans or any Letters of Credit, to reduce the income receivable by any Lender or to impose any expenses upon any Lender with respect to the Loans or any Letters of Credit by an amount which any Lender reasonably deems material, then and in any such case:

                         (A)   the Lender so affected shall promptly notify the
Borrowers and the Agent of the happening of such event;

                         (B)   the Borrowers shall pay to the affected Lender,
within five (5) Business Days of written demand such amount as will compensate such Lender for such additional cost or reduced amount, calculated from the date of the notification by such Lender; and

                         (C)   the Borrowers may pay to such affected Lender the
affected Loan in full without the payment of any additional amount other than on account of such Lender's out-of-pocket losses (including funding losses, if any, as provided in paragraph 2.05(c) below) not otherwise provided for in subparagraph (B) immediately above.

The Lender so affected shall present to the Borrowers and the Agent a certificate setting forth such increased cost or reduced amount. Such certificate shall set forth in reasonable detail the calculation of the amount due and such Lender's reasons for invoking the provisions of this Section 2.05(b). Such certificate shall be conclusive evidence of the amount due thereunder except in the case of manifest error in computation.

               2.05(c)   The Borrowers agree to indemnify each Lender, on
demand, against any loss or expense (including loss of profit) which such Lender may sustain or incur in liquidating or employing deposits from third parties acquired to effect, fund or maintain such Euro-Rate Portions or any part thereof as a consequence of (i) the failure of the Borrowers to make a payment on the due date thereof, (ii) the failure of the Borrowers to borrow under, convert to or renew under the Euro-Rate Option on the proposed effective date of such borrowing, conversion or renewal, or (iii) the payment, prepayment or conversion by the Borrowers of any Euro-Rate Portions for any reason on a day other than the last day of the applicable Euro-Rate Interest Period. Any Lender's determination of an amount payable under this paragraph (c) shall be conclusive absent manifest error.

               2.05(d)   The foregoing notwithstanding, if the affected Lender
can mitigate or eliminate such increased cost or reduced yield by transferring the Loans to another existing lending office of such Lender, such Lender agrees to so transfer the Loans; provided,
                          --------
such transfer would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.

               2.06  Special Provisions Relating to the Euro-Rate Option.
                     ---------------------------------------------------

               2.06(a)   Euro-Rate Unascertainable. In the event that on any
                         -------------------------
date on which a Euro-Rate Option would otherwise be set, the Agent shall have determined (which determination shall be final and conclusive) that, by reason of circumstances affecting the London interbank market, adequate, reasonable means do not exist for ascertaining the EuroRate, the Agent shall give prompt notice of such determination to the Borrowers and the Lenders. Until the Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such determination no longer exist (which notice shall be given promptly following receipt of knowledge thereof by the Agent), the right of the Borrowers to borrow under, convert to or renew the Euro-Rate Option shall be suspended. Any notice of borrowing under, conversion to or renewal of the Euro-Rate Option which was to become effective during the period of such suspension shall be treated as a request to borrow under, convert to or renew the Base Rate Option with respect to the principal amount therein specified.

               2.06(b)   Inability to Offer Euro-Rate. In the event that any
                         ----------------------------
Lender shall determine, in its sole discretion, that it is unable to obtain deposits in the London interbank market in sufficient amounts and with maturities related to such Euro-Rate Portions which would enable such Lender to fund such Euro-Rate Portions, then such Lender shall notify the Borrowers and the Agent that the right of the Borrowers to borrow under, convert to or renew the Euro-Rate Option, shall be suspended with respect to such Lender. Such notice shall set forth in reasonable detail such Lender's reasons for invoking the provisions of this Section 2.06(b). Following notification of the suspension of the Euro-Rate Option with respect to such Lender, the Borrowers agree to negotiate with such Lender for a modified or alternative fixed rate of interest, which will allow such Lender to realize its anticipated and bargained-for yield. In the event that the Borrowers and such Lender cannot agree on a modified or alternative fixed rate of interest, any notice of borrowing under, conversion to or renewal of the Euro-Rate Option which was to become effective during the period of suspension shall be treated as a request to borrow under, convert to or renew the Base Rate Option with respect to the principal amount specified therein attributable to such Lender.

               2.06(c)   Illegality. If any Lender shall determine in good faith
                         ----------
(which determination shall be final and conclusive) that compliance with any Law (whether or not having the force of law) or the interpretation or application thereof by any Official Body, has made it unlawful or impractical for such Lender to make or maintain the Loans under the Euro-Rate Option, such Lender shall give notice of such determination to the Borrowers and the Agent, which notice shall set forth in reasonable detail such Lender's reasons for invoking the provisions of this Section 2.06(c). Notwithstanding any provision of this Agreement to the contrary, unless and until such Lender shall have given notice to the Borrowers and the Agent that the circumstances giving rise to such determination no longer apply (which notice shall be given promptly following receipt of knowledge thereof by such Lender):

                         (i)  with respect to any Euro-Rate Interest Periods
thereafter commencing, interest in an amount equal to such Lender's Ratable Share of the corresponding Euro-Rate Portion shall be computed and payable under the Base Rate Option; and

                         (ii) on such date, if any, as shall be required by law,
an amount equal to such Lender's Ratable Share of any Euro-Rate Portion, as the case may be, then outstanding shall be automatically converted to the Base Rate Option and the Borrowers shall pay to such Lender the accrued and unpaid interest on such amounts to (but not including) such conversion date.

The Borrowers shall pay any such Lender any additional amounts reasonably necessary to compensate such Lender for any costs incurred by such Lender as a result of any conversion pursuant to clause (ii) above which occurs on a day other than the last day of the relevant Euro-Rate Interest Period, including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by them to loan or maintain the lending of the Loans so converted. Such Lender shall furnish to the Borrowers and the Agent a certificate as to the amount necessary to compensate it for such costs, which certificate shall set forth in reasonable detail the calculation of the amount due. Such certificate shall constitute conclusive evidence of the amount due thereunder absent any manifest error in computation. The Borrowers shall pay such amount to such Lender, as additional consideration hereunder, within ten
(10) days of the Borrowers' receipt of such certificate.

               2.06(d)   The foregoing notwithstanding, if the affected Lender
can continue to offer the Euro-Rate Option to the Borrowers by transferring the Loans to another existing lending office of such Lender, such Lender agrees to so transfer the Loans; provided, such transfer would not subject such Lender to
                       --------
any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.

               2.07 Capital Adequacy. If after the Closing Date (i) any adoption
                    ----------------
of or any change in or in the interpretation by an Official Body of any Law or
(ii) compliance with any Law, guideline or request of any Official Body exercising control over banks or financial institutions generally or any court (whether or not having the force of law), affects or would affect the amount of capital required or expected to be maintained by any Lender or any corporation controlling such Lender other than those resulting solely from a change in the credit quality of the Borrowers (a "Capital Adequacy Event"), and the result of such Capital Adequacy Event is to reduce the rate of return on capital of such Lender or any corporation controlling such Lender as a consequence thereof to a level below that which such Lender could have achieved but for such Capital Adequacy Event, taking into consideration such Lender's policies with respect to capital adequacy, by an amount which such Lender deems to be material, such Lender shall promptly deliver to the Borrowers and the Agent a statement of the amount necessary to compensate such Lender for the reduction in the rate of return on its capital attributable to the commitments under this Agreement or any of the Loan Documents (the "Capital Compensation Amount"). Each Lender shall determine the Capital Compensation Amount in good faith, using reasonable attribution and averaging methods. Each Lender shall, from time to time, furnish to the Borrowers and the Agent a certificate setting forth the amount so determined and the calculations of such amount. Such certificate shall constitute conclusive evidence of the amount due thereunder absent any manifest error in computation. Such amount shall be due and payable by the Borrowers to such Lender ten (10) days after such notice is given. As soon as practicable after any Capital Adequacy Event, such Lender shall submit to the Borrowers and the Agent estimates of the Capital Compensation Amounts that would be payable as a function of such Lender's loan commitments hereunder.

               2.08 Interbank Market Presumption. For all purposes of this
                    ----------------------------
Agreement and each Note with respect to any aspects of the Euro-Rate or any Loan under the Euro-Rate Option, each Lender and the Agent shall be presumed to have obtained rates, funding, deposits, and the like in the applicable interbank market regardless whether it did so or not; and, each Lender's and the Agent's determination of amounts payable under, and actions required or authorized by this Agreement shall be calculated, at each Lender's and the Agent's option, as though each Lender and the Agent funded each Portion of Loans under the Euro-Rate Option through the purchase of deposits of the types and maturities corresponding to the deposits used as a reference in accordance with the terms hereof in determining the Euro-Rate applicable to such Loans, whether in fact that is the case.

               2.09 Loan Account. The Agent shall open and maintain on its books
                    ------------
a Loan Account in the name of the Borrowers, with respect to (i) Loans made, repayments and prepayments of the principal thereof, and the computation and payment of interest thereon, (ii) Letters of Credit issued, or participated in, as the case may be, and draws and reimbursements thereon or thereof, and (iii) the computation and payment of the Fees due hereunder to the Lenders, the L/C Issuer and the Agent, and the computation of other amounts due and sums paid to the Agent hereunder. Upon the request of the Borrowers to the Agent, the Agent shall promptly furnish to the Borrowers a statement of the Loan Account. The failure to record any such amount shall not limit or otherwise affect the obligations of the Borrowers hereunder or under the Notes to repay all amounts owed hereunder and thereunder together with all interest accrued thereon and all other fees and charges provided herein. The Loan Account shall be conclusive evidence as to the amount at any time due to the Lenders, the L/C Issuer and the Agent from the Borrowers except in the case of manifest error.

               2.10  All Advances to Constitute One Obligation. Notwithstanding
                     -----------------------------------------
the limitations set forth herein, all Indebtedness and obligations of the Borrowers to the Lenders under this Agreement and all other Loan Documents shall constitute the joint and several general obligation of the Borrowers. The parties hereto agree that all of the rights of the Agent, the L/C Issuer, the Lenders and the Borrowers set forth in this Agreement and the other Loan Documents shall apply to any amendment or modification of or supplement to this Agreement and the other Loan Documents.

               2.11  Use of Proceeds. The proceeds of the Loans shall be used
                     ---------------
exclusively (i) to pay interest, Fees and other costs, and expenses hereunder and under the other Loan Documents, (ii) to repay any Unreimbursed L/C Draw to fund the Acquisition, and (iii) to fund capital expenditures, working capital, acquisitions and general corporate purposes of the Borrowers. No proceeds of any Loan may be used for any purpose which contravenes applicable law or any provision of any Loan Document.

               2.12  Letter of Credit Subfacility.
                     ----------------------------

               2.12(a) Letter of Credit Commitment. At the request of the
                       ---------------------------
Borrowers, the L/C Issuer will issue for the account of one or more of Borrowers, on the terms and conditions hereinafter set forth (including without limitation Article V hereof), one or more Letters of Credit; provided, however,
                                                             --------  -------
no Letter of Credit shall have an expiry date later than the earlier of twelve
(12) months from the date of issuance or fifteen (15) days prior to the Expiration Date; and provided, further, however, that in no event shall (i) the
                     --------  -------  -------
Stated Amount of the Letters of Credit issued pursuant to this Section 2.12 exceed, at any one time, $6,000,000 minus the unpaid balance of any Unreimbursed
                                    -----
L/C Draws, or (ii) the sum of aggregate outstanding principal balance of the Revolving Credit Loans, the aggregate unpaid balance of any Unreimbursed L/C Draws and the aggregate Stated Amount of the Letters of Credit issued by the L/C Issuer under this Section 2.12 exceed, at any one time, the aggregate Revolving Credit Commitments.

               2.12(b) Fees. (i) The Borrowers shall pay (A) to the L/C Issuer
                       ----
for its own account a fronting fee in Dollars equal to 1/8 of 1 % per annum (the "L/C Fronting Fee") on the aggregate daily (computed at the opening of business and on the basis of a year of 360 days and actual days elapsed) Stated Amount of the outstanding Standby Letters of Credit for the period in question, (B) to the Agent for the ratable account of the Lenders a fee (the "Standby Letter of Credit Fee") equal to the Applicable Euro-Rate Margin per annum, as determined below, on the aggregate daily (computed at the opening of business and on the basis of a year of 360 days and actual days elapsed) Stated Amount of the outstanding Letters of Credit for the period in question, and (C) to the Agent for the ratable account of the Lenders a fee (the "Commercial Letter of Credit Fee") equal to the then current standard fee charged by the L/C Issuer for the issuance of Commercial Letters of Credit (the Standby Letter of Credit Fee and the

Commercial Letter of Credit Fee shall be collectively referred to as the "Letter of Credit Fee"). The Letter of Credit Fee and the L/C Fronting Fee shall be payable (A) quarterly in arrears on the last Business Day of each March, June, September and December occurring during the term of this Agreement, (B) on the Expiration Date or (C) upon acceleration of the Notes. Any issuance of an amendment to extend the stated expiration date of a Letter of Credit or an amendment to increase the Stated Amount of a Letter of Credit shall be treated as an issuance of a new Letter of Credit for purposes of calculation of the Letter of Credit Fee and the L/C Fronting Fee due and payable hereunder. After the occurrence of an Event of Default and during the continuation thereof, the rate at which the Letter of Credit Fee is calculated shall be increased by two hundred (200) basis points (2%) above the pre-default rate.

                         (ii)  The Borrowers shall also pay to the L/C Issuer
for the L/C Issuer's own account the L/C Issuer's customary documentation fees payable with respect to the Letters of Credit as the L/C Issuer may generally charge from time to time. Without limitation, the foregoing shall include all charges and expenses paid or incurred by the L/C Issuer in connection with any Letter of Credit, including without limitation: (A) correspondents' charges, if any, (B) any and all reasonable out-of-pocket expenses and charges of the L/C Issuer in connection with the performance, administration, interpretation, collection and enforcement of this Agreement and any Letter of Credit, including all reasonable legal fees and expenses, and (C) any and all applicable reserve or similar requirements and any and all premiums, assessments, or levies imposed upon the L/C Issuer by any Official Body,

                         (iii) If by reason of (A) any change in any Law or
any change in the interpretation or application by any judicial or regulatory authority of any Law which occurs after the date hereof or (B) compliance by the L/C Issuer with any direction, request or requirement which occurs after the date hereof (whether or not having the force of law) of any Official Body:

                               (1) the L/C issuer shall be subject to any tax,
levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this Section 2.12, whether directly or by such being imposed on or suffered by the L/C Issuer;

                               (2) any reserve, deposit or similar requirement
is or shall be applicable, imposed or modified in respect of the Letters of Credit; or

                               (3) there shall be imposed on the L/C Issuer any
other condition regarding this Section 2.12 or the Letters of Credit;

and if the result of any of the foregoing is to directly or indirectly increase the cost to the L/C Issuer of issuing or maintaining any Letter of Credit, or to reduce the amount receivable in respect thereof by, the L/C Issuer, then and in any such case the L/C Issuer may, at any time after the additional cost is incurred or the amount receivable is reduced, notify the Borrowers and the Agent, and the Borrowers shall pay on demand such amounts as the L/C Issuer may specify to be necessary to compensate the L/C Issuer for such additional cost or reduced receipt, together with interest on such amount from the date of the notice of such event which results in such increased cost or reduction in amount receivable until payment in full thereof at a rate equal at all times to the Base Rate. The determination by the L/C Issuer of any amount due pursuant to this Subsection 2.12(b)(iii) as set forth in a certificate setting forth the calculation thereof, shall, in the absence of manifest error, be final and conclusive and binding on all of the parties hereto.

               2.12(c)   Participations. Immediately upon the issuance of each
                         --------------
Letter of Credit and each increase in the Stated Amount thereof, each Lender hereby agrees to irrevocably purchase and shall be deemed to have irrevocably purchased from the L/C Issuer an undivided, full risk, non-recourse participation in such Letter of Credit and drawings thereunder in an amount equal to such Lender's Ratable Share of the Revolving Credit Commitments of the maximum amount which is or at any time may become available to be drawn thereunder. In the event that the L/C Issuer is required for any reason to refund or repay to the Borrowers, any guarantor or any other Person all or any portion of any amount remitted to the L/C Issuer pursuant to this Agreement, the Lenders shall promptly remit to the L/C Issuer, upon three (3) Business Days' demand therefor, their respective Ratable Shares of the amount which is so refunded or repaid.

               2.12(d)   Restrictions on Issuance. In the event any restrictions
                         ------------------------
are imposed upon the L/C Issuer or any of the Lenders by any Law or any Official Body having jurisdiction over the banking activities of the L/C Issuer or any Lender which would prevent the L/C Issuer from issuing the Letters of Credit or amending the Letters of Credit or would prevent any Lender from honoring its obligations under this Section 2.12, the commitment of the L/C Issuer to issue the Letters of Credit or enter into any amendment with respect thereto shall be immediately suspended. If any Lender believes any such restriction would prevent such Lender from honoring its obligations under this Section 2.12, it shall promptly notify the Agent. The Agent shall promptly notify the Borrowers, the L/C Issuer and the other Lenders of the existence and nature of (i) any restriction which would cause the suspension of the commitment of the L/C Issuer to issue the Letters of Credit or to enter into amendments with respect thereto and (ii) any restriction which would prevent any Lender from honoring its obligations under this Section 2.12. The Borrowers will thereupon undertake reasonable efforts to obtain the cancellation of all outstanding Letters of Credit; provided, however, that the refusal of any beneficiary of a Letter of
        --------  -------
Credit to surrender such Letter of Credit will not be an Event of Default hereunder, provided that the Borrowers shall undertake good faith efforts to obtain substitute letters of credit for the then existing and outstanding Letters of Credit. Nothing contained in this Section 2.12 shall be deemed a termination of the Revolving Credit Commitments and, in the event of a suspension of the commitment of the L/C Issuer to issue Letters of Credit as set forth above, the Borrowers may continue to borrow under the Revolving Credit Commitments provided the requirements of Section 5.02 are complied with.

               2.12(e)   Application Process. When the Borrowers desire the
                         -------------------
issuance of a Letter of Credit, the Borrowers shall deliver a duly completed Application for Letter of Credit to the L/C Issuer, with a copy to the Agent, no later than 11:00 A.M. (Pittsburgh, Pennsylvania time) at least three (3) Business Days, or such shorter period as may be agreed to by the L/C Issuer, in advance of the proposed date of issuance. Upon satisfaction of the conditions set forth in Section 5.01, if applicable, and Section 5.02, the L/C Issuer shall be obligated to issue the Letter of Credit and shall notify the Agent and each Lender of such issuance. In determining whether to pay under a Letter of Credit, the L/C Issuer shall be responsible only to determine that the documents and certificates required to be delivered under the Letter of Credit have been delivered and that they comply on their face with the requirements of the Letter of Credit.

               2.12(f)   Notice of Drawing. In the event of any request for
                         -----------------
drawing under a Letter of Credit by the beneficiary thereof, the L/C Issuer shall immediately notify the Borrowers and the Agent,, and the Borrowers shall reimburse, or cause the reimbursement of, the L/C Issuer on demand as set forth in the applicable Application for Letter of Credit in an amount in same day funds equal to the amount of such drawing; provided, however, that anything
                                           --------  -------
contained in this Agreement to the contrary notwithstanding, unless the Borrowers shall have notified the Agent and the L/C Issuer prior to such time that the Borrowers intend to reimburse the L/C Issuer for all or a portion of the amount of such drawing with funds other than the proceeds of Revolving Credit Loans, the Borrowers shall be deemed to have given a Loan Request to the Agent requesting the Lenders to make Revolving Credit Loans on the first Business Day immediately following the date on which such drawing is honored in an aggregate amount equal to the excess of the amount of such drawing over the amount received by the L/C Issuer from such other funds in reimbursement thereof (the "Unreimbursed L/C Draw"), plus accrued interest on such amount at the Base Rate Option set forth in Subsection 2.03. Any such Revolving Credit Loan shall be deemed advanced to the Borrowers. If the Borrowers shall be deemed to have given a Loan Request, then, subject to satisfaction or waiver of the conditions specified in Section 5.02, the Lenders shall, all as set forth in Section 2.12(g) hereof, on the first Business Day immediately following the date of such drawing, make Revolving Credit Loans in the aggregate amount of the Unreimbursed L/C Draw plus accrued interest on such amount at the Base Rate Option in Section
2.03. The proceeds of any such Revolving Credit Loans shall be applied directly by the Agent upon receipt from the Lenders to reimburse the L/C Issuer for the Unreimbursed L/C Draw plus accrued interest on such amount. The foregoing shall not limit or impair the obligation of the Borrowers to reimburse the L/C Issuer on demand.

               2.12(g)   Payment to L/C Issuer. In the event that the Borrowers
                         ---------------------
shall fail to reimburse the L/C Issuer on demand as provided in the applicable Application for Letter of

Credit and Section 2.12(f) above in an amount equal to the amount of any drawing honored by the L/C Issuer under a Letter of Credit plus accrued interest, the L/C Issuer shall promptly notify the Agent and each Lender of the Unreimbursed L/C Draw plus accrued interest on such amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to the L/C Issuer an amount equal to its respective participation in same day funds, at the office of the L/C Issuer specified in such notice, not later than 12:00 Noon (Pittsburgh, Pennsylvania time) on the Business Day after the date specified in such notice by the L/C Issuer. In the event that any Lender fails to make available to the L/C Issuer the amount of such Lender's participation in such Letter of Credit as provided in this Section 2.12(g), the L/C Issuer shall be entitled to recover such amount on demand from such Lender together with interest at the Federal Funds Effective Rate for three (3) Business Days and thereafter at the Base Rate. Nothing in this Section 2.12(g) shall be deemed to prejudice the right of any Lender to recover its Ratable Share of the Unreimbursed L/C Draw from the L/C Issuer pursuant to this Section 2.18(g) in the event that it is determined by a court of competent jurisdiction that payment with respect to a Letter of Credit by the L/C Issuer constituted gross negligence or willful misconduct on the part of the L/C Issuer. The L/C Issuer shall distribute to each Lender which has paid all amounts payable by it under this Section 2.12(g) with respect to a Letter of Credit such other Lender's Ratable Share of all payments received by the L/C Issuer from the Borrowers in reimbursement of drawing honored by the L/C Issuer under the Letter of Credit when such payments are received.

               2.12(h)   Obligations Absolute. The obligations of the Borrowers
                         --------------------
under this Agreement to reimburse the L/C Issuer for all drawings upon the Letters of Credit shall be absolute, unconditional and irrevocable, and shall not be subject to any right of set-off or counterclaim and shall be paid or performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including the following circumstances:

                         (i)   any lack of validity or enforceability of this
Agreement, any Letter of Credit or any of the Loan Documents;

                         (ii)  any amendment or waiver of any provision of all
or any of the Loan Documents;

                         (iii) the existence of any claim, set-off, defense or
other fights which the Borrowers may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the L/C Issuer, the Agent or any Lender (other than the defense of payment to the L/C Issuer in accordance with the terms of this Agreement) or any other Person, whether in connection with this Agreement, the Loan Documents or any transaction contemplated hereby or thereby or any unrelated transaction;

                         (iv)  any draft, demand, certificate, statement or
document presented under any Letter of Credit, appearing on its face to be valid and sufficient, but proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                         (v)   payment by the L/C Issuer under any Letter of
Credit against presentation of any document which does not comply with the terms of the Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct of the L/C Issuer;

                         (vi)  any other circumstance or happening whatsoever,
whether or not similar to any of the foregoing, not resulting from gross negligence or willful misconduct of the L/C Issuer; and

                         (vii) the fact that a Default or Event of Default
shall have occurred and be continuing.

               2.12(i)   Control. This Agreement is intended to supplement each
                         -------
Application for Letter of Credit executed by any Borrower and delivered to the L/C Issuer. Whenever possible this Agreement is to be construed as consistent with each Application for Letter of Credit but, to the extent that the provisions of this Agreement and each Application for Letter of Credit conflict, the terms of this Agreement shall control.

               2.12(j)   Participation Obligations. Notwithstanding any other
                         -------------------------
provision of this Agreement, each Lender hereby agrees that its obligation to participate in each Letter of Credit issued in accordance herewith and its obligation to make the payments to be made by it under this Section 2.12 is absolute, irrevocable and unconditional and shall not be affected by any event, condition or circumstance whatever. The failure of any Lender to make any such payment shall not relieve any other Lender of its funding obligation hereunder on the date due, but no Lender shall be responsible for the failure of any other Lender to meet its funding obligations hereunder.

               2.12(k)   Indemnity.  In addition to amounts payable as elsewhere
                         ---------
provided in this Section 2.12, the Borrowers hereby agree to protect, indemnify, pay and save the Agent or the L/C Issuer harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the Agent or the L/C Issuer may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of the Letters of Credit or any amendment thereto, other than as a result of the gross negligence or willful misconduct of the Agent or the L/C Issuer as determined by a court of competent jurisdiction, (ii) the failure of the L/C Issuer to honor a draw under any Letter of Credit if the L/C Issuer in good faith and upon advice of counsel believes that it is prohibited from making such payment as a result of any requirement of Law or of any Official Body, or (iii) any material breach by the Borrowers of any representation, warranty, covenant, term or condition in, or the occurrence of any default under, any document related to the issuance or any amendment of the Letters of Credit. If any proceeding shall be brought or threatened against the Agent or the L/C Issuer by reason of or in connection with any event described in clauses (i) through (iii) above, the Agent shall promptly notify the Borrowers in writing, and the Borrowers shall assume the defense thereof, including the employment of counsel and payment of all costs of litigation. Notwithstanding the preceding sentence, the Agent and the L/C Issuer shall have the right to employ its own counsel and to determine its own defense of such action in any such case, but the fees and expenses of such counsel shall be at the expense of the Agent or the L/C Issuer, as the case may be, unless (x) the employment of such counsel shall have been authorized in writing by the Borrowers, (y) the Borrowers, after the aforementioned notice of the action, shall not have employed counsel to have charge of such defense or (z) if the position of the Borrowers is adverse or contrary to the position advocated by the Agent or the L/C Issuer, as the case may be. In each case described in clauses (x), (y) and (z) immediately above the reasonable fees and expenses of counsel for the Agent or the L/C Issuer, as the case may be shall be borne by the Borrowers. The Borrowers shall not be liable for any settlement of any such action affected without their consent.

               2.12(l)   Directions to L/C Issuer. The L/C Issuer is hereby
                         ------------------------
expressly authorized and directed to honor any request for payment which is made under and in compliance with the terms of any Letter of Credit without regard to, and without any duty on the L/C Issuer's part to inquire into, the existence of any disputes or controversies between the Borrowers, the beneficiary of any Letter of Credit or any other Person, or the respective rights, duties or liabilities of any of them or whether any facts or occurrences represented in any of the documents presented under any Letter of Credit are true or correct. Furthermore, the Borrowers fully understand and agree that the L/C Issuer's sole obligation to the Borrowers shall be limited to honoring requests for payment made under and in compliance with the terms of any Letter of Credit, the Application for Letter of Credit therefor and this Agreement and the L/C Issuer's obligation remains so limited even if the L/C Issuer may have assisted the Borrowers in the preparation of the wording of any Letter of Credit or any documents required to be presented thereunder or that the L/C Issuer may otherwise be aware of the underlying transaction giving rise to any Letter of Credit and this Agreement.

               2.12(m)   Assumption of Risks. As between the Borrowers and the
                         -------------------
L/C Issuer, the Borrowers assume all risks of the acts and omissions of, or misuse of the Letters of Credit by, the beneficiaries of the Letters of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for or the issuance or amendment of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign the Letters of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of a beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telecopy, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a draw under the Letters of Credit or of the proceeds thereof; (vii) for the misapplication by a beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (viii) for any consequences arising from causes beyond the control of the L/C Issuer, including, without limitation, any Law; and (ix) for any other circumstances whatsoever in making or failing to make payment under a Letter of Credit; except that the Borrowers shall have a claim against the L/C Issuer, and the L/C Issuer shall be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Borrowers by a court of competent jurisdiction to be the result of (i) the L/C Issuer's willful misconduct or gross negligence in determining whether documents presented under a Letter of Credit comply with the terms of the Letter of Credit, (ii) the L/C Issuer's willful misconduct or gross negligence in paying a draw under a Letter of Credit to any Person other than the beneficiary of such Letter of Credit or its lawful successor, representative or assign (or as otherwise directed in writing by the beneficiary of such Letter of Credit) or (iii) the L/C Issuer's willful failure to pay under a Letter of Credit after the presentation to it by the beneficiary of such Letter of Credit or its lawful successor, representative or assign of a sight draft and certificate or other documents strictly complying with the terms and conditions of such Letter of Credit, unless the L/C Issuer in good faith and upon advice of counsel believes that it is prohibited by law or other legal authority from making such payment. None of the above shall affect, impair, or prevent the vesting of any of the L/C Issuer's rights or powers hereunder.

               2.12(n)   Reduction of Rating. Except for the L/C Issuer's
                         -------------------
obligations to issue Letters of Credit hereunder and its obligations under such Letters of Credit, the L/C Issuer shall have no liability to the Borrowers from a reduction of the L/C Issuer's credit rating or any deterioration in its financial condition.

               2.12(o)   L/C Expense. The Borrowers shall bear and pay all
                         -----------
reasonable expenses of every kind (including all reasonable attorneys' fees) of the enforcement of any of the L/C Issuer's rights under this Agreement or the Letters of Credit, or of any claim or demand by the L/C Issuer against the Borrowers, or of any actual or attempted sale, exchange, enforcement, collection, maintenance, retention, insurance, compromise, settlement, release, delivery on trust receipt, or other security agreement, or delivery of any such security, and of the receipt of proceeds thereof, and will repay to the L/C Issuer any such expenses incurred by the L/C Issuer.

               2.12(p)   Good Faith Action. In furtherance and extension and not
                         -----------------
in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the L/C Issuer under or in connection with the Letters of Credit or the related sight drafts or certificates or documents, if taken or omitted in good faith, shall not put the L/C Issuer under any resulting liability to the Borrowers.

               2.12(q)   Subrogation. Whenever appropriate to prevent unjust
                         -----------
enrichment and to the end that the Borrowers shall bear substantially all of the risks relative to any Letter of Credit and the underlying transactions, the L/C Issuer shall be subrogated (for purposes of defending against the Borrowers' claims and proceeding against others to the extent of the L/C Issuer's liability to the Borrowers) to the Borrowers' rights against any Person who may be liable to the Borrowers on any underlying transaction, to the rights of any holder in due course or Person with similar status against the Borrowers, and to the rights of the beneficiary or its assignee or person with similar status against the Borrowers.

               2.12(r)   Uniform Customs and Practice. Except and to the extent
                         ----------------------------
inconsistent with the specific provisions hereof, this Agreement, each Letter of Credit hereunder and all transactions in connection therewith shall be interpreted, construed and enforced according to: (i) the "Uniform Customs and Practice for Documentary Credits" (1993 Revision), International Chamber of Commerce Publication No. 500 and subsequent revisions thereof which shall supersede inconsistent provisions of applicable law to the extent not prohibited by applicable law and (ii) the laws of the Commonwealth of Pennsylvania, including, without limitation, the Uniform Commercial Code, and excluding conflict of laws rules.

               2.13  Taxes.
                     -----

               2.13(a)   No Deductions. All payments made by the Borrowers
                         -------------
hereunder and under each Note shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of any Lender and all income and franchise taxes applicable to any Lender of the United States (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrowers shall be required by Law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.13(a) each Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall timely pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable law.

               2.13(b)   Stamp Taxes. In addition, the Borrowers agree to pay
                         -----------
any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or any Note (hereinafter referred to as "Other Taxes").

               2.13(c)   Indemnification for Taxes Paid by a Lender. The
                         ------------------------------------------
Borrowers shall indemnify each Lender for the full amount of Taxes or Other Taxes (including without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.13(c)) paid by any Lender and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty
(30) days from the date a Lender makes written demand therefor.

               2.13(d)   Certificate. Within thirty (30) days after the date of
                         -----------
any payment of any Taxes or Other Taxes by the Borrowers on behalf of a Lender, the Borrowers shall furnish to each Lender, at its address referred to herein, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment by the Borrowers, the Borrowers shall, if so requested by a Lender, provide a certificate of an officer of the Borrowers to that effect.

               2.13(e)   Withholding. Each Lender that is not incorporated under
                         -----------
the laws of the United States of America or a state thereof agrees that it will deliver to the Borrowers and the Agent (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be (assuming that it is entitled to do so), and (ii) two duly completed copies of Internal Revenue Service Form W-8 or W-9 or successor applicable form. Each such Lender also agrees to deliver to the Borrowers and the Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from withholding tax or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers and the Agent, and such extensions or renewals thereof as may reasonably be requested by the Borrowers or the Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrowers and the Agent. Such Lender shall certify (i) in the case of Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (assuming that it is entitled to do so) and

(ii) in the case of Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

               2.13(f)   Survival. Without prejudice to the survival of any
                         --------
other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 2.13 shall survive the payment in full of principal and interest hereunder and under any instrument delivered hereunder.

               2.14 Payments. All payments and prepayments to be made in respect
                    --------
of principal, interest, Unreimbursed L/C Draws, Fees, or other amounts due from the Borrowers hereunder shall be payable prior to 11:00 A.M. (Pittsburgh, Pennsylvania time) on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers, and without setoff, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Agent at the Principal Office for the ratable account of the Lenders or L/C Issuer, as the case may be, in Dollars and in immediately available funds, and the Agent shall promptly distribute such amounts to the Lenders or L/C Issuer, as the case may be, in immediately available funds in accordance with the terms and provisions of Section 9.10 of this Agreement. The Agent's, the L/C Issuer's and each Lender's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans, the Unreimbursed L/C Draws, Fees and other amounts owing under this Agreement and shall be deemed an "account stated." Notwithstanding anything herein to the contrary, (i) any administration or underwriting fee paid by the Borrowers to the Agent shall be solely for the account of the Agent, (ii) any L/C Fronting Fees paid by the Borrowers shall be solely for the account of the L/C Issuer and (iii) any interest paid on any Unreimbursed L/C Draw to the extent a Lender has not been required to honor or has not honored its funding obligations pursuant to Section 2.12(g) hereof shall be solely for the account of the L/C Issuer.

                                  ARTICLE III
                  LOAN DISBURSEMENT ACCOUNT, GUARANTEES, ETC.
                  -------------------------------------------

         3.01  Loan Disbursement Account.  The Borrowers shall maintain at all
               -------------------------
times during this Agreement with the Agent, at the Agent's office in Pittsburgh, Pennsylvania, a demand deposit account (the "Loan Disbursement Account"), into which proceeds of Loans and other monies transferred to the Borrowers hereunder shall be deposited from time to time. The Loan Disbursement Account shall be in the name of the Borrowers and, subject to the other provisions of this Agreement and the other Loan Documents, monies therein shall be disbursed as directed by the Borrowers, from time to time. To secure the payment and performance of Lender Obligations, the Borrowers hereby pledge and assign, and grant to the Agent for the benefit of the Agent, the L/C Issuer and the Lenders, a lien on and security interest in the Loan

Disbursement Account, all funds from time to time deposited or held therein, all interest and other income derived therefrom, and all proceeds of all the foregoing.

          3.02  Further Cooperation.  The Borrowers shall perform, on the
                -------------------
reasonable request of the Agent and at the Borrowers' expense, such acts as may be necessary or reasonably advisable to carry out the intent of this Agreement and the other Loan Documents. Without limiting the generality of the preceding sentence, (i) the Borrowers shall and shall cause each newly created or acquired domestic Subsidiary of any Borrower to become a party hereto execute and to deliver such other Loan Documents to the Agent within a reasonable period of time following the creation or acquisition of such domestic Subsidiary and (ii) the relevant Borrower shall execute and deliver a Pledge Agreement relating to the equity interest in any hereafter acquired or created foreign Subsidiary of any Borrower.

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          The Borrowers represent and warrant to the Agent, each of the Lenders and the L/C Issuer as follows:

          4.01  Organization and Qualification.
                ------------------------------

                4.01(a) Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, shown on Schedule 4.01; each
                                                            -------------
Borrower has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct; and each Borrower is duly licensed or qualified and in good standing in each jurisdiction listed on
Schedule 4.01 hereto and in all other jurisdictions where the property owned or
-------------
leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, except for those jurisdictions where such Borrower's non-qualification would not cause there to be a Material Adverse Change.

               4.01(b)   Spectrum Control, GmbH, is a corporation duly organized
and existing under the laws of Germany, and is a wholly-owned Subsidiary of Spectrum Pennsylvania, it has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct, and it is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 4.01 hereto and in all other jurisdictions where the property
          -------------
owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, except for those jurisdictions where its nonqualification would not cause there to be a Material Adverse Change.

          4.02  Capitalization and Ownership. As of February 17, 1999, the
                ----------------------------
authorized capital stock of Spectrum Pennsylvania consists of 25,000,000 shares of common stock of which 10,887,008 shares were issued and outstanding, and 0 shares of preferred stock, of which 0 is issued and outstanding. All of the capital stock of Spectrum, Pennsylvania has been validly issued and is fully paid and non-assessable. Except as set forth in Schedule 4.02, there are no
                                                 -------------
options, warrants or other rights outstanding to purchase any capital stock of Spectrum Pennsylvania. Schedule 4.02 also sets forth the capital structure of each Borrower other than Spectrum Pennsylvania and sets forth the ownership of each such Borrower's issued and outstanding shares. All the capital stock of each such Borrower has been validly issued and is fully paid and not assessable. There are no options, warrants or other rights outstanding to purchase capital stock of any such Borrower.

          4.03  Subsidiaries.  Except for the Subsidiaries and investments in
                ------------
other Persons set forth in Schedule 4.02 or Schedule 4.03, no Borrower owns
                           -------------    -------------
directly or indirectly any capital stock of any other Person, is not a partner (general or limited) of any partnership, is not a party to any joint venture and does not own (beneficially or of record) any equity interest or similar interest in any other Person.

          4.04  Power and Authority. Each Borrower has full power to enter into,
                -------------------
execute, deliver, carry out and perform this Agreement and the Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its obligations under the Loan Documents to which it is a party and all such actions have been duly authorized by all necessary corporate proceedings on its part.

          4.05  Validity and Binding Effect. This Agreement has been, and each
                ---------------------------
Loan Document, when executed and delivered by each Borrower, will have been, duly and validly executed and delivered by such Borrower. This Agreement and each of the other Loan Documents executed and delivered by each Borrower will constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except to the extent that enforceability of any of the Loan Documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

          4.06  No Conflict. Neither the execution and delivery by any Borrower
                -----------
of this Agreement or the Loan Documents to which such Borrower is a party, nor the consummation of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof by any Borrower will
(i) conflict with, constitute a default under or result in any breach of (A) the terms and conditions of the articles of incorporation, bylaws or other organizational documents of such Borrower or (B) any Law or any agreement or instrument or order, writ, judgment, injunction or decree to which such Borrower is a party or by which it is bound or to which it is subject, which conflict, default or breach would cause a Material Adverse

Change, or (ii) result in the creation or enforcement of any Lien upon any property (now or hereafter acquired) of such Borrower (other than the Permitted Liens).

          4.07  Litigation. Except for the litigation set forth on Schedule
                ----------                                         --------
4.07, there are no actions, suits, proceedings or investigations pending or, to
----
the knowledge of the Borrowers, threatened against any Borrower or any Subsidiary of any Borrower, at law or in equity, before any Official Body which individually or in the aggregate, if adversely determined, would be likely to result in any Material Adverse Change. Neither any Borrower nor any Subsidiary of any Borrower is in violation of any order, writ, injunction or decree of any Official Body which could be expected to result in any Material Adverse Change.

          4.08  Financial Statements.
                --------------------

                4.08(a)  Financial Statements. Spectrum Pennsylvania has
                         --------------------
delivered to the Agent the consolidated annual financial statements of Spectrum Pennsylvania and its Subsidiaries for the Fiscal Year ended November 30, 1998. Such financial statement is complete and correct in all material respects and fairly present the consolidated financial condition of Spectrum Pennsylvania and its Subsidiaries in all material respects and the results of their operations as of the dates and for the periods referred to, and have been prepared in accordance with GAAP throughout the period included.

                4.08(b)  Accuracy of Financial Statements. The Borrowers and
                         --------------------------------
their respective Subsidiaries have no material liabilities, contingent or otherwise, that are not disclosed in the financial statements referred to in clause (a) above and that would be required to be disclosed in accordance with GAAP, except for those incurred since the date of such financial statements in the ordinary course of business and, in the case of quarterly financial statements, subject to year end audit adjustments.

          4.09  Margin Stock; Section 20 Subsidiaries. Neither the Borrowers nor
                -------------------------------------
any of their respective Subsidiaries engage or intend to engage principally, or as one of its important activities, in the business of incurring Indebtedness or extending credit to others (including, without limitation, any Subsidiary of any Borrower) for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of any Margin Regulation). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others (including, without limitation, any Subsidiary) for the purpose of purchasing or carrying any margin stock or to refund or retire Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the Margin Regulations. No Borrower intends to hold, and shall not permit any Subsidiary to hold, margin stock. No Borrower or any Subsidiary intends to use any portion of the proceeds of the Loans, directly or indirectly, to purchase during the underwriting period, or for thirty (30) days thereafter, Ineligible Securities being underwritten by a Section 20 Subsidiary.

          4.10  Full Disclosure.  Neither this Agreement nor any Loan Document,
                ---------------
nor any certificate, statement, agreement or other document furnished to the Agent, the L/C Issuer or any Lender in connection herewith or therewith, contains any misstatement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to any Borrower which materially adversely affects the business, property, assets, financial condition, results of operations or prospects of the Borrowers and their respective Subsidiaries, taken as a whole, which has not been set forth in this Agreement or the Loan Documents or in the certificates, statements, agreements or other documents furnished in writing to the Agent, the Lenders or the L/C Issuer prior to or at the date hereof in connection with the transactions contemplated hereby and thereby.

          4.11  Tax Returns and Payments.  The Borrowers are a member of an
                ------------------------
affiliated group of companies which files consolidated federal tax returns. All such federal tax returns that are required by law to be filed have been filed or properly extended. All taxes, assessments and other governmental charges levied upon members of such affiliated group or any of their respective properties, assets, income or franchises which are due and payable have been paid in full other than (i) those presently payable without penalty or interest, (ii) those which are being contested in good faith by appropriate proceedings and (iii) those which, if not paid, would not, in the aggregate, constitute a Material Adverse Change; and as to each of items (i), (ii) and (iii) the affiliated group has established reserves for such claim as have been determined to be adequate by application of GAAP consistently applied. There are no agreements or waivers extending the statutory period of limitations applicable to any consolidated federal income tax return of Spectrum Pennsylvania and its consolidated Subsidiaries for any period, except as set forth on Schedule 4.11.
                                                    -------------

          4.12  Consents and Approvals.  No consent, approval, exemption, order
                ----------------------
or authorization of, or a registration or filing with any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the Loan Documents to which any Borrower is a party, except as listed on Schedule 4.12 attached
                                                   -------------
hereto, all of which items set forth on Schedule 4.12 shall have been obtained
                                        -------------
or made on or prior to the Closing Date.

          4.13  No Event of Default; Compliance with Instruments.  No event has
                ------------------------------------------------
occurred and is continuing and no condition exists or will exist after giving effect to the borrowings to be made on the Closing Date under the Loan Documents which constitutes an Event of Default or a Default. No Borrower nor any Subsidiary is in violation of (i) any term of its certificate of incorporation, bylaws or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

          4.14  Compliance with Laws.  Each Borrower and its respective
                --------------------
Subsidiaries are in compliance in all material respects with all applicable Laws (other than Environmental Laws, which are addressed in Section 4.20) in all jurisdictions in which such Borrower and its respective Subsidiaries are presently or will be doing business except where the failure to do so would not, individually or in the aggregate, constitute a Material Adverse Change.

          4.15  Investment Company; Public Utility Holding Company.  No Borrower
                --------------------------------------------------
is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended from time to time, and shall not become such an "investment company" or under such "control. " No Borrower is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning the Public Utility Holding Company Act of 1935, as amended from time to time. No Borrower is subject to any Law of any Official Body (in each case whether United States federal, state or local, or other) having jurisdiction over such Borrower, which purports to restrict or regulate its ability to borrow money, or to extend or obtain credit, or to pledge such Borrower's interests in the Loan Disbursement Account.

          4.16  Plans and Benefit Arrangements.  Except as set forth on Schedule
                ------------------------------                          --------
4.16 hereto:
----

                4.16(a)  Compliance with ERISA. The Borrowers and each member of
                         ---------------------
the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans and Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan (other than a Multiemployer Plan) or, to the knowledge of the Borrowers, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any material liability of the Borrowers or any other member of the ERISA Group. The Borrowers and all members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any Law pertaining thereto. With respect to each Plan and, to the knowledge of Borrowers, each Multiemployer Plan, the Borrowers and each member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC (other than for premiums not yet due) and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA.

                4.16(b)  Multiemployer/Multiple Employer Plans. To the best of
                         -------------------------------------
the Borrowers' knowledge, each Multiemployer Plan and Multiple Employer Plan is able to pay benefits thereunder when due.

                4.16(c)  Plan Termination. No Borrower or any other member of
                         ----------------
the ERISA Group has instituted or intends to institute proceedings to terminate any Plan.

                4.16(d)  Notice of PBGC. No event requiring notice to the PBGC
                         --------------
under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

                4.16(e)  Withdrawal Liability. No Borrower or any other member
                         --------------------
of the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. No Borrower nor any other member of the ERISA Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the knowledge of the Borrowers, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

                4.16(f)  Insured or Funded Benefit Arrangements. To the extent
                         --------------------------------------
that any Benefit Arrangement is insured, each Borrower and all members of the ERISA Group have paid when due all premiums required to be paid for all periods ending through and including the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, each Borrower and all members of the ERISA Group have made when due all contributions, to the extent required by applicable Law or the terms of such Benefit Arrangement to be paid for all periods ending through and including the Closing Date.

          4.17  Title to Properties. Each Borrower and each of its respective
                -------------------
Subsidiaries have good title to, or a valid leasehold interest in, all their respective real and personal property, except to the extent the failure to have such title or leasehold interests is not reasonably likely, individually or in the aggregate, to result in a Material Adverse Change, and none of such property is subject to any Lien except Permitted Liens.

          4.18  Insurance. There are in full force and effect for the benefit of
                ---------
each Borrower and its respective Subsidiaries insurance policies and bonds providing adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Borrower and its respective Subsidiaries in accordance with prudent business practice in the industry of each Borrower and its respective Subsidiaries. No notice has been given or claim made and to the knowledge of the Borrowers, no grounds exist, to cancel or void any of such policies or bonds or to reduce the coverage provided thereby. The Agent as secured party for the benefit of the Lenders has been named loss of payee or additional insured as its interests may appear.

          4.19  Employment Matters. Each Borrower and its respective
                ------------------
Subsidiaries are in compliance with all employee benefit plans, employment agreements, collective bargaining agreements and labor contracts (the "Labor Contracts") and all applicable federal, state and local labor and employment Laws including, but not limited to, those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, except where the failure to comply would not constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or, to the knowledge of any Borrower, threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any Borrower or any Subsidiary of any Borrower which in any case would constitute a Material Adverse Change. All payments due from any Borrower or any of its respective Subsidiaries on account of employee health and welfare insurance which could reasonably be expected to have a Material Adverse Change if not paid have been paid or accrued as a liability on the books of any Borrower or such Subsidiary.

          4.20  Environmental Matters. Except as disclosed on Schedule 4.20
                ---------------------                         -------------
hereto:

                4.20(a)  Environment Complaint. No Borrower has received any
                         ---------------------
Environmental Complaint from any Official Body or private Person alleging that such Borrower, any Subsidiary of such Borrower or any prior or subsequent owner of any of the Property is a potentially responsible party under the Comprehensive Environmental Response, Cleanup and Liability Act, 42 U.S.C.
(S)9601, et seq., in connection with the Property which Environmental Complaint is reasonably expected to result in any Material Adverse Change, and no Borrower has any reason to believe that such an Environmental Complaint is reasonably likely to be received. There are no pending or, to the knowledge of any Borrower, threatened Environmental Complaints relating to any Borrower, any Subsidiary of any Borrower or, to any Borrower's knowledge, without any inquiry, any prior or subsequent owner of the Property pertaining to, or arising out of, any Environmental Conditions in connection with the Property, which Environmental Complaints are reasonably expected to result in any Material Adverse Change.

               4.20(b)   Compliance with Laws. Except for conditions, violations
                         --------------------
or failures which individually and in the aggregate are not reasonably likely to result in a Material Adverse Change, there are no circumstances at, on or under the Property that constitute a breach of or non-compliance with any of the Environmental Laws, and there are no past or present Environmental Conditions at, on or under the Property or, to the knowledge of any Borrower at, on or under adjacent property, that prevent compliance with the Environmental Laws at the Property.

               4.20(c)   Regulated Substances. Neither the Property nor any
                         --------------------
structures, improvements, equipment, fixtures, activities or facilities thereon or thereunder contain or use Regulated Substances except in compliance with Environmental Laws, other than such containment or use which individually and in the aggregate is not reasonably likely to result in any Material Adverse Change. There are no processes, facilities, operations, equipment or any other activities at, on or under the Property, or, to any Borrower's knowledge, without any inquiry, at, on or under adjacent property, that currently result in the release or threatened release of Regulated Substances on to the Property in violation of the Environmental Laws, except to the extent that such releases or threatened releases are not likely to result in a Material Adverse Change.

                4.20(d)  UTS. There are no underground storage tanks, or
                         ---
underground piping associated with such tanks, used for the management of Regulated Substances at, on or under the Property that are not in compliance with all Environmental Laws, other than those with respect to which the failure to comply with Environmental Laws is not reasonably likely, either individually or in the aggregate, to result in a Material Adverse Change, and there are no abandoned underground storage tanks or underground piping associated with such tanks, previously used for the management of Regulated Substances at, on or under the Property that have not been either abandoned in place, or removed, in accordance with the Environmental Laws, other than those with respect to which the failure to comply with Environmental Laws is not reasonably likely, either individually or in the aggregate, to result in a Material Adverse Change.

                4.20(e)  Permits. Each Borrower and each Subsidiary of each
                         -------
Borrower have all material permits, licenses, authorizations and approvals necessary under the Environmental Laws for the conduct of the respective businesses of such Borrower and each respective Subsidiary as presently conducted, other than those with respect to which the failure to comply with Environmental Laws is not reasonably likely, either individually or in the aggregate, to result in a Material Adverse Change. The Borrowers and each Subsidiary of the Borrowers have submitted all notices, reports and other filings required by the Environmental Laws to be submitted to an Official Body which pertain to past and current operations on the Property, except for any failure to submit which would not be reasonably likely to result in a Material Adverse Change.

                4.20(f)  Solid Waste.  Except for violations which individually
                         -----------
and in the aggregate are not likely to result in a Material Adverse Change, all past and present onsite generation, storage, processing, treatment, recycling, reclamation or disposal of Solid Waste at, on, or under the Property and all offsite transportation, storage, processing, treatment, recycling, reclamation or disposal of Solid Waste has been done in accordance with the Environmental Laws.

          4.21  Senior Debt Status. The obligations of the Borrowers under this
                ------------------
Agreement and the Notes rank at least pari passu in priority of payment with all
                                      ---- -----
other

Indebtedness of the Borrowers, except Indebtedness of any Borrower to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Borrower or any of its Subsidiaries which secures Indebtedness or other obligations of any Person except for Permitted Liens.

          4.22  Solvency. On the date hereof, and as of the date of each advance
                --------
of the Loans and issuance or renewal of any Letter of Credit, as the case may be, and after giving effect to such advance or the issuance or renewal of a Letter of Credit, each Borrower is, and will be, Solvent.

          4.23  Material Contracts; Burdensome Restrictions. All material
                -------------------------------------------
contracts relating to the business operations of each Borrower, including all employee benefit plans and Labor Contracts, are valid, binding and enforceable upon such Borrower and each of the other parties thereto in accordance with their respective terms, and there is no material default thereunder with respect to such Borrower, and there is no material default thereunder, to the Borrowers' knowledge, with respect to parties to such contracts. No contract, lease, agreement or other instrument to which any Borrower or any of its Subsidiaries is a party or is bound and no provision of any applicable Law or governmental regulation would reasonably be expected to have a Material Adverse Change.

          4.24  Patents, Trademarks, Copyrights, Licenses, Etc. Each Borrower
                ----------------------------------------------
and each of its respective Subsidiaries own or possess all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate their respective properties and to carry on their business as presently conducted and planned to be conducted by each Borrower or its respective Subsidiaries, without known possible, alleged or actual conflict with the rights of others.

          4.25  Year 2000 Problem. Each Borrower and its respective Subsidiaries
                -----------------
have reviewed areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the risk that certain computer applications used by each Borrower or its respective Subsidiaries (or any of their respective material suppliers, customers or vendors) may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem will not, to the best of the Borrowers' knowledge, result in any Material Adverse Change.

          4.26  Security Interests.  The Liens and security interests granted to
                ------------------
the Agent for the benefit of the Lenders pursuant to the Security Agreements, the Patent, Trademark and Copyright Assignments and the Pledge Agreements in the Collateral (other than the Real Property) constitute and will continue to constitute Prior Security Interests (except for the Lien permitted by item (xii) of the defined term "Permitted Lien") under the Uniform Commercial

Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such law. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, taking possession of any stock certificates or other certificates evidencing the Pledged Collateral and recordation of the Patent, Trademark and Copyright Assignment in the United States Patent and Trademark Office and United States Copyright Office, as applicable, all such action as is necessary or advisable to establish such rights of the Agent will have been taken, and there will be upon execution and delivery of the Patent, Trademark and Copyright Assignment, the Pledge Agreements and the Security Agreements, such filings and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six month prior to each five-year anniversary of the filing of such financing statements. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrowers.

          4.27  Mortgage Liens. The Liens granted to the Agent for the benefit
                --------------
of the Lenders pursuant to the Mortgages constitute a valid first priority Lien under applicable law (except for the Lien permitted by item (xii) of the defined term "Permitted Lien"). All such actions as will be necessary or advisable to establish such Lien of the Agent and its priority as described in the preceding sentence will be taken at or prior to the time required for such purpose, and there will be as of the date of execution and delivery of the Mortgages no necessity for any further action in order to protect, preserve and continue such Lien and such priority.

          4.28  Status of the Pledged Collateral. All the shares of capital
                --------------------------------
stock, included in the Pledged Collateral to be pledged pursuant to a Pledge Agreement are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except as otherwise provided by the relevant Pledge Agreement and except as the right of the Lenders to dispose of the Pledged Collateral may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. There are not shareholder or other agreements or understandings with respect to the shares of Pledged Collateral.

          4.29  Brokers. No broker or finder acting on behalf of Borrowers
                -------
brought about the obtaining, making or closing of the loans made pursuant to this Agreement, and Borrowers have no obligation to any other Person in respect of any finder's or brokerage fees in connection with the loans contemplated by this Agreement.

          4.30  No Material Adverse Change. No event has occurred since November
                --------------------------
30, 1998, and is continuing which has had or would reasonably be expected to have a Material Adverse Change.

                                   ARTICLE V
             CONDITIONS OF LENDING OR ISSUANCE OF LETTER OF CREDIT
             -----------------------------------------------------

          The obligation of each Lender to make the Loans hereunder, or of the L/C Issuer to issue Letters of Credit hereunder is subject to the performance by the Borrowers of their obligations to be performed hereunder at or prior to the making of any such Loans or the issuance of any such Letter of Credit, as the case may be, and to the satisfaction of the following further conditions.

          5.01  Conditions to Initial Borrowings.  On the Closing Date the
                --------------------------------
following actions shall be completed or satisfied to the sole satisfaction of the Agent:

                5.01(a)  Representations Correct. The representations and
                         -----------------------
warranties of the Borrowers contained in Article IV and in the other Loan Documents executed and delivered by the Borrowers in connection with the Closing shall be true and accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific date or times referred to therein), and the Borrowers shall have performed, observed and complied with all covenants and conditions hereof and contained in the other Loan Documents; no Event of Default or Default under this Agreement shall have occurred and be continuing or shall exist; no Material Adverse Change shall have occurred; and there shall be delivered to the Agent, for the benefit of each Lender, the L/C Issuer and the Agent, a certificate of the Borrowers, dated the Closing Date and signed by the Chief Executive Officer, President, Chief Financial Officer or Vice President Finance of the Borrowers, to each such effect.

               5.01(b)   Corporate Documents. There shall be delivered to the
                         -------------------
Agent for the benefit of each Lender and the L/C Issuer a certificate dated the Closing Date and signed by the secretary or an assistant secretary of each Borrower, certifying as appropriate as to:

                    (i) all corporate action taken by such Borrower in connection with this Agreement and the other Loan Documents;

                    (ii) the names, offices and titles of such Borrower's officer or officers authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and the identities of the Authorized Officers permitted to act on behalf of such Borrower for purposes of this Agreement and the other Loan Documents and the true signatures of such officers, on which the Agent, each Lender and the L/C Issuer may conclusively rely; and

                   (iii) (A) copies of such Borrower's organizational documents, including its articles of incorporation as in effect on the Closing Date certified by the Secretary of such Borrower's state of incorporation as well as a copy of such Borrower's bylaws and (B) a certificate as to the continued existence and good standing of each Borrower issued by the Secretary of such Borrower's state of incorporation.

                5.01(c)  Loan Documents. This Agreement and the other Loan
                         --------------
Documents required by the Agent to be executed and delivered by the Borrowers at the Closing shall have been duly executed and delivered by the Borrowers to the Agent for the benefit of the Lenders, the L/C Issuer and the Agent.

                5.01(d)  Opinion Letter. There shall be delivered to the Agent
                         --------------
for the benefit of each Lender a written opinion of Hodgson Russ Andrews Woods & Goodyear LLP for the Borrowers, dated the Closing Date and in form and substance reasonably satisfactory to the Agent and its counsel as to the matters set forth on Exhibit "I".
   ------------

                5.01(e)  Legal Details. All legal details and proceedings in
                         -------------
connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Agent and its counsel, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request.

                5.01(f)  No Material Adverse Change. No Material Adverse Change
                         --------------------------
shall have occurred since November 30, 1998, and no material litigation shall have been instituted by or against any Borrower or any of their respective material properties or assets; and there shall be delivered to the Agent for the benefit of each Lender, the L/C Issuer and the Agent a certificate of the Borrowers dated the Closing Date and signed by the Chief Executive Officer, President, Chief Financial Officer or Vice President Finance of the Borrowers to such effect.

                5.01(g)  Insurance. The Borrowers shall deliver evidence
                         ---------
acceptable to the Agent that adequate insurance in compliance with Section 6.05 hereof is in full force and effect.

                5.01(h)  Consents. All material consents required to effectuate
                         --------
the transactions contemplated hereby as set forth on Schedule 4.12 shall have
                                                     -------------
been obtained.

                5.01(i)  No Violation of Law.  The making and/or assumption of
                         -------------------
any Loan or the issuance of a Letter of Credit or assumption of any reimbursement liability with regard thereto, shall not contravene any Law applicable to any Borrower, the Agent, the Lenders or the L/C Issuer.

                5.01(j)  No Litigation. Except as set forth on Schedule 4.07,
                         -------------                         -------------
no action, suit, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court or other Official Body
(i) with respect to any Borrower, any Subsidiary of any Borrower or this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby to enjoin, restrain or prohibit, or to obtain damages in respect of, any Borrower's performance under this Agreement or any other Loan Documents or the consummation of the transactions contemplated hereby or thereby or (ii) which in the reasonable opinion of Agent would have a Material Adverse Change.

                5.01(k)  Fees. The Agent on its own behalf and on behalf of the
                         ----
Lenders and the L/C Issuer shall be in receipt of all Fees due and payable on or prior to the Closing Date and all reimbursable expenses incurred on or prior to the Closing Date.

                5.01(l)  Cancellation of Prior Credit Agreement. The Credit
                         --------------------------------------
Agreement dated February 24, 1993, as amended, by and among the Borrowers and PNC Bank, National Association, shall be terminated and all amounts due thereunder shall have been paid in full.

                5.01(m)  Schedules Acceptable. All matters and circumstances set
                         --------------------
forth as qualifications, limitations, exceptions, additional matters or other materials set forth in the Schedules hereto provided by or on behalf of the Borrowers or their respective Subsidiaries shall be acceptable to the Agent, the L/C Issuer and the Lenders in their reasonable discretion.

                5.01(n)  Acquisition Complete. The Acquisition shall have
                         --------------------
occurred on the Closing Date, and will be fully consummated upon the initial funding of the Loans.

                5.01(o)  Availability. After funding the Acquisition and issuing
                         ------------
Letters of Credit, if any, on the Closing Date and making Revolving Credit Loans, if any, on the Closing Date there shall be unused availability under the Revolving Credit of at least $5,000,000.

          5.02  Each Additional Loan or Issuance of a Letter of Credit. At the
                ------------------------------------------------------
time of making any Revolving Loans or the issuance of, or renewal of, a Letter of Credit and after giving effect to the proposed borrowings or issuance:

                5.02(a)  Representation Correct. The representations and
                         ----------------------
warranties of the Borrowers contained in Article IV hereof and in the other Loan Documents shall be true and correct in all material respects on and as of the earlier of: (x) the date of such additional Loan or issuance of a Letter of Credit or (y) the specific dates or times referred to therein, with the same effect as though such representations and warranties have been made on and as of such date;

                5.02(b)  Material Compliance. The Borrowers shall have performed
                         -------------------
and complied in all material respects with all covenants and conditions hereof;

                5.02(c)  No Default. No Default or Event of Default shall have
                         ----------
occurred and be continuing or shall exist;

                5.02(d)  No Material Adverse Change. No Material Adverse Change
                         --------------------------
shall have occurred;

                5.02(e)  No Violation of Law. The making of any Revolving Credit
                         -------------------
Loan or the issuance of any Letter of Credit shall not contravene any Law applicable to the Borrowers, any of the Lenders or the L/C Issuer;

                5.02(f)  Loan Request/Application. The Borrowers shall have
                         ------------------------
delivered to the Agent, as regards a Revolving Credit Loan, a duly executed and completed Loan Request and with respect to the issuance of a Letter of Credit, the Borrowers shall have delivered a duly executed Application for Letter of Credit therefor and otherwise complied with the reasonable requirements of the L/C Issuer not inconsistent with the terms hereof; and

                5.02(g)  Utilization. Total Utilization shall not exceed the
                         -----------
aggregate Revolving Credit Commitments; provided, however, that prior to the
                                        --------  -------
advance of any Loan on a Borrowing Date the proceeds of which will repay any Unreimbursed L/C Draw, for the purpose of calculating Total Utilization and compliance with this Subsection 5.02(f) on such date, the existing Total Utilization immediately prior to such advance shall be reduced pro tanto by the dollar amount of the Loans to be advanced on such Borrowing Date which will be used to repay any outstanding Unreimbursed L/C Draws.

          5.03  Location of Closing. The Closing shall take place at 10:00 A.M.,
                -------------------
Pittsburgh, Pennsylvania time, on the Closing Date at the offices of PNC Bank, Ninth and State Streets, Erie, Pennsylvania, or at such other time and place as the parties agree.

                                  ARTICLE VI
                             AFFIRMATIVE COVENANTS
                             ---------------------

          The Borrowers jointly and severally covenant and agree that, until payment in full of the Loans and interest thereon, payment in full of all Letter of Credit reimbursement obligations and interest thereon, satisfaction of all of the Borrowers' other obligations hereunder and termination of the Revolving Credit Commitments, and the expiration and cancellation of all Letters of Credit issued hereunder, the Borrowers shall comply, or cause compliance, at all times with the affirmative covenants set forth in Sections 6.01 through and including
Section 6.14.

          6.01  Preservation of Existence, Etc.
                ------------------------------

                6.01(a)  Borrower's Corporate Existence. Each Borrower shall
                         ------------------------------
maintain its corporate existence and its license or qualification and its good standing in the state of its incorporation and in each other jurisdiction in which its ownership or lease of property or the nature of its businesses makes such license or qualification necessary (except as otherwise permitted under Section 7.04 and except for such other jurisdictions in which such failure to be so licensed or qualified individually and in the aggregate would not result in a Material Adverse Change).

                6.01(b)  Subsidiaries Corporate Existence. Each Subsidiary of a
                         --------------------------------
Borrower which is itself not a Borrower shall maintain its corporate existence and its license or qualification and its good standing in the jurisdiction of its incorporation and in each other jurisdiction in which its ownership or lease of property or the nature of its businesses makes such license or qualification necessary (except as otherwise permitted under Section 7.04 and except for such other jurisdictions in which such failure to be so licensed or qualified individually and in the aggregate would not result in a Material Adverse Change).

          6.02  Accounting System; Reporting Requirements. Spectrum Pennsylvania
                -----------------------------------------
will maintain, and will cause its Subsidiaries to maintain, a system of accounting established and administered in accordance with GAAP, and will and will cause each Subsidiary which is not a Borrower to set aside on its books all such proper reserves as shall be required by GAAP. Further, the Borrowers will:

                6.02(a)  Quarterly Reports. Deliver to the Agent, for redelivery
                         -----------------
to the Lenders, within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters in each Fiscal Year of Spectrum Pennsylvania, (A) consolidated and consolidating balance sheet as at the end of such period for Spectrum Pennsylvania and its Subsidiaries, (B) consolidated and consolidating statements of income for such period for Spectrum Pennsylvania and its Subsidiaries and, in the case of the second and third quarterly periods, for the period from the beginning of the current Fiscal Year to the end of such quarterly period, and (C) consolidated and consolidating statements of cash flow for such period for Spectrum Pennsylvania and its Subsidiaries and, in the case of the second and third quarterly periods, for the period from the beginning of the current Fiscal Year to the end of such quarterly period; and each such statement shall set forth, in comparative form, corresponding figures for the corresponding period in the immediately preceding Fiscal Year; and all such statements shall be prepared in reasonable detail and certified, subject to changes resulting from year-end adjustments, by the chief financial officer, treasurer or controller of Spectrum Pennsylvania;

               6.02(b)   Annual Report.  Deliver to the Agent, for redelivery
                         -------------
to the Lenders, within 90 days after the end of each Fiscal Year of Spectrum Pennsylvania, (A) consolidated and consolidating balance sheets as at the end of such year for Spectrum Pennsylvania and its Subsidiaries, (B) consolidated and consolidating statements of income for such year for Spectrum Pennsylvania and its Subsidiaries, (C) consolidated and consolidating statements of cash flow for such year for Spectrum Pennsylvania and its Subsidiaries, and (D) consolidated and consolidating statements of shareholders equity for such year for Spectrum Pennsylvania and its Subsidiaries; and each such statement shall set forth, in comparative form, corresponding figures for the immediately preceding Fiscal Year; and all such financial statements shall present fairly in all material respects the financial position of Spectrum Pennsylvania and its consolidated Subsidiaries, as at the dates indicated and the results of its operations and its cash flow for the periods indicated, in conformity with GAAP; and Spectrum Pennsylvania shall cause each of the consolidated financial statements described in clauses (A) through (D) of this Section 6.02(b) to be certified without limitation as to scope or material qualification by Ernst & Young, L.L.P. or other independent certified public accountants acceptable to the Required Lenders;

               6.02(c)   Compliance Certificate.   Deliver to the Agent,
                         ----------------------
together with each delivery of financial statements pursuant to items (a) and
(b) above for redelivery to the Lenders, a Compliance Certificate of the Borrowers substantially in the form of Exhibit "H" hereto, properly completed
                                       -----------
and signed by the chief financial officer, treasurer or controller of Spectrum Pennsylvania, (A) stating (1) that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his supervision, a review of the transactions and condition of Spectrum Pennsylvania and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during such accounting period, and (2) that no Borrower has knowledge of the existence, as at the date of such Compliance Certificate, of any condition or event which constitutes an Event of Default or a Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action such Borrower has taken or is taking or proposes to take with respect thereto, and (B) demonstrating in reasonable detail compliance as at the end of such accounting period with the restrictions contained in Sections 7.12 and 7.13 hereof;

               6.02(d)   Statement of Operations.   Within thirty (30) days
                         -----------------------
of each month end, deliver to the Agent for redelivery to the Lenders a consolidated and consolidating statement of income and cash flow of the month just ended for Spectrum Pennsylvania and its Subsidiaries;

               6.02(e)   Budgets.   Within sixty (60) days after the end of
                         -------
each Fiscal Year, deliver to the Agent for redelivery to the Lenders consolidated and consolidating operating and capital expenditure budgets for the then current Fiscal Year for Spectrum Pennsylvania and its Subsidiaries;

               6.02(f)   Notice of Events or Default.   Promptly give written
                         ---------------------------
notice to the Agent, for redelivery to the Lenders, of the happening of any event (which is known to any Borrower) which constitutes an Event of Default or a Default hereunder, but in no event shall any such notice be given later than five (5) Business Days after such Borrower knows or should have known of such event;

               6.02(g)   Notice of Litigation.   Promptly give written notice
                         --------------------
to the Agent, for redelivery to the Lenders, of any pending or, to the knowledge of any Borrower, overtly threatened claim in writing, litigation or threat of litigation which arises between any Borrower, or any of its Subsidiaries, and any other party or parties (including, without limitation, any Official Body) which claim, litigation or threat of litigation, individually or in the aggregate, is reasonably likely to cause a Material Adverse Change, any such notice to be given not later than five (5) Business Days after any of the Borrowers become aware of the occurrence of any such claim, litigation or threat of litigation;

               6.02(h)   SEC Filings.  Promptly deliver to the Agent, but in
                         -----------
no event later than twenty (20) days after the mailing or filing thereof, for redelivery to the Lenders, copies of (A) all reports, notices and proxy statements sent by Spectrum Pennsylvania to its shareholders, and (B) all regular and periodic reports and definitive proxy materials (including but not limited to Forms 10-K, 10-Q and 8-K) filed by Spectrum Pennsylvania with any securities exchange or the Federal Securities and Exchange Commission;

               6.02(i)   Management Letters.  Promptly deliver to the Agent,
                         ------------------
but in no event later than twenty (20) days after Spectrum Pennsylvania receives the same, for redelivery to the Lenders, copies of any management letters addressed to Spectrum Pennsylvania by its independent certified public accountant; and

               6.02(j)   Other Information.  Such other reports and
                         -----------------
information as the Agent or the Required Lenders may from time to time reasonably request.

               6.03      Notices Regarding Plans and Benefit Arrangements.
                         ------------------------------------------------

               6.03(a)   Notices of Reportable Events, Etc.  Promptly upon
                         ---------------------------------
becoming aware of the occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) shall be given to the Agent, for redelivery to the Lenders, by the Borrowers of:

                         (i)     any Reportable Event with respect to any
Borrower or any member of the ERISA Group,

                         (ii)    any Prohibited Transaction which could subject
any Borrower or any member of the ERISA Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, Benefit Arrangement or any trust created thereunder, if such tax and/or penalty is reasonably likely to result in a Material Adverse Change,

                         (iii)   any assertion of material withdrawal liability
with respect to any Multiemployer Plan,

                         (iv)    any partial or complete withdrawal from a
Multiemployer Plan by Borrower or any member of the ERISA Group under Title IV of ERISA (or assertion thereof), where such withdrawal is likely to result in material withdrawal liability,

                         (v)     any cessation of operations (by any Borrower or
any member of the ERISA Group) at a facility in the circumstances described in
Section 4062(e) of ERISA,

                         (vi)    withdrawal by any Borrower or any member of the
ERISA Group from a Multiple Employer Plan,

                         (vii)   a failure by any Borrower or any member of the
ERISA Group to make a payment to a Plan required to avoid imposition of a lien under Section 302(f) of ERISA,

                         (viii)  the adoption of an amendment to a Plan
requiring the provision of security to such Plan pursuant to Section 307 of ERISA, or

                         (ix)    any change in the actuarial assumptions or
funding methods used for any Plan, where the effect of such change is to materially increase or materially reduce the unfunded benefit liability or obligation to make periodic contributions.

               6.03(b)    Notice of Intent to Terminate, etc.  Promptly after
                          ----------------------------------
receipt thereof, copies of (i) all notices received by any Borrower or any member of the ERISA Group of the PBGC's intent to terminate any Plan administered or maintained by any Borrower or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (ii) at the request of the Agent or any Lender each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by any Borrower or any member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of any Borrower or any member of the ERISA Group in which any of their respective personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by any Borrower or any member of the ERISA Group with the Internal Revenue Service with respect to each such Plan shall be given to the Agent by any Borrower, for redelivery to the Lenders.

               6.03(c)    Termination Filings.  Promptly upon the filing
                          -------------------
thereof, copies of any PBGC Form 200, 500, 600 or 601, or any successor form, filed with the PBGC in connection with the termination of any Plan, for redelivery to the Lenders.

          6.04 Payment of Liabilities, Including Taxes, etc.  The Borrowers
               --------------------------------------------
shall duly pay and discharge, and shall cause their respective Subsidiaries which are not Borrowers, to pay and discharge (subject, where applicable, to specified grace periods and, in the case of trade payables, to normal payment practices) promptly as and when the same shall become due and payable, all liabilities which singularly are in excess of $100,000 or which in the aggregate exceed $500,000 to which they are subject or which are asserted against them, including all taxes, assessments and governmental charges upon them or any of their properties, assets, income or profits, prior to the date on which penalties attach thereto; provided, however, the relevant Borrower may choose
                          --------  -------
not to pay any such liabilities, including taxes, assessments or charges, if the same are being contested in good faith and for which such reserves (including reserves for any additional amounts which would be payable as a result of the failure to discharge timely any such liabilities) or other appropriate provisions, if any, as shall be required by GAAP shall have been made.

          6.05 Maintenance of Insurance.  The Borrowers shall insure, and shall
               ------------------------
cause their respective Subsidiaries which are not Borrowers, to insure, their respective properties and assets against loss or damage in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary. The Borrowers will furnish to the Agent for redelivery to the Lenders on the Closing Date and thereafter simultaneously with the delivery of the annual financial information delivered pursuant to Section 6.02(b) a certificate on ACORD form 27 or its successor certifying that such insurance is in force, and listing the Agent as secured party as a loss payee or additional insured, as appropriate and shall provide for at least 30 days prior written notice to the Agent of any material modification or cancellation of any such policy.

          6.06 Maintenance of Properties and Leases.  The Borrowers and their
               ------------------------------------
respective Subsidiaries shall maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to their respective businesses, and from time to time, the Borrowers will make or cause to be made all appropriate repairs, renewals or replacements thereof.

          6.07  Maintenance of Permits and Franchises.  The Borrowers and their
                -------------------------------------
respective Subsidiaries shall maintain in full force and effect all franchises, permits and other authorizations necessary for the ownership and operation of their respective properties and business if the failure so to maintain the same, individually or in the aggregate, would constitute a Material Adverse Change.

          6.08  Visitation Rights.  The Borrowers shall permit, and shall cause
                -----------------
respective Subsidiaries to permit, any of the officers or authorized employees or representatives of the Agent or any of the Lenders to visit and inspect any of the properties of the Borrowers or a Subsidiary of any Borrower, and to examine and make excerpts from its books and records and discuss its respective business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Lenders may reasonably request, provided that each Lender shall provide such Borrower or any Subsidiary of such Borrower, as the case may be, and the Agent with reasonable notice prior to any visit or inspection and that only the Agent and its authorized employees or representatives are permitted to conduct audits. After the occurrence of an Event of Default and during the continuance thereof the Agent and the Lenders shall have the right of visitation and inspection without prior notice.

          6.09  Keeping of Records and Books of Account.  The Borrowers, and
                ---------------------------------------
their respective Subsidiaries, shall maintain and keep proper books of record and account which enable the Borrowers to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrowers and their respective Subsidiaries, and in which full, true and correct entries shall be made in all material respects of all their respective dealings and business and financial affairs.

          6.10  Plans and Benefit Arrangements.  The Borrowers shall, and shall
                ------------------------------
cause each member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrowers shall cause all of their Plans and all Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans, Benefit Arrangements and Multiemployer Plans.

          6.11  Compliance with Laws.  The Borrowers and their Subsidiaries
                --------------------
which are not Borrowers shall comply with all applicable Laws (other than Environmental Laws) in all respects, provided that they shall not be deemed to be a violation of this Section 6.11 if any failure to comply with any Law would not result in fines, penalties, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

          6.12  Use of Proceeds.  The Borrowers will use the proceeds of the
                ---------------
Loans only for lawful purposes in accordance with Section 2.11 hereof and such uses shall not contravene any applicable Law or any other provision hereof. The Borrowers will permit the use of the Letters of Credit only for lawful purposes in accordance with Section 2.11 hereof, and such uses shall not contravene any applicable Law or any other provision hereof. The Borrowers and their respective Subsidiaries shall not use any portion of the proceeds of the Loans, directly or indirectly, to purchase during the underwriting period, or for thirty (30) days thereafter, Ineligible Securities being underwritten by a Section 20 Subsidiary.

          6.13  Environmental Laws.
                ------------------

                6.13(a)  Compliance.  The Borrowers and their Subsidiaries
                         ----------
which are not Borrowers shall comply in all material respects, subject to the disclosure set forth in Schedule 4.20, with all Environmental Laws and shall
                        -------------
obtain and comply in all material respects with and maintain any and all licenses, approvals, registrations or permits required by Environmental Laws;

                6.13(b)  Investigation.  The Borrowers and their Subsidiaries
                         -------------
which are not Borrowers shall conduct and complete in all material respects all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Official Bodies respecting Environmental Laws, except to the extent that the same are being contested in good faith by appropriate and lawful proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, required by GAAP shall have been made; and

                6.13(c)  Indemnification.  The Borrowers shall defend,
                         ---------------
indemnify and hold harmless the Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of or noncompliance with any Environmental Laws applicable to the real property owned or operated by the Borrowers or any of their respective Subsidiaries, or any orders, requirements or demands of any Official Bodies related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor.

                6.14  Senior Debt Status.  The obligations of the Borrowers
                      ------------------
under this Agreement and the Notes will rank at least pari passu in priority of payment with all other Indebtedness of the Borrowers except Indebtedness of the Borrowers to the extent secured by Permitted Liens.

                6.15  Interest Hedge Agreement.  Within thirty (30) days
                      ------------------------
following the Closing Date, the Borrowers shall purchase and enter into, and at all times thereafter shall maintain, and pay and perform as and when due and payable or required to be performed, all amounts and obligations in respect of, Interest Hedge Agreements relating to the Borrowers' Senior Indebtedness which shall hedge the interest cost to the Borrowers with respect to an amount which, when combined with that portion of the Borrower's Indebtedness bearing interest at a fixed rate of interest, which fixed rate of interest has a remaining term of at least three (3) years, shall equal at least fifty percent (50%) of the Borrowers' Indebtedness. Such Interest Hedge Agreements (A) must provide that the protected rate is not greater than ten percent (10%), (B) must be for a period acceptable to the Agent in its sole but reasonable discretion, (C) must be reasonably satisfactory to the Agent in all respects, including but not limited to with respect to intercreditor issues, (D) shall be entered into with counterparties reasonably satisfactory to the Agent, (E) must provide for the calculation of the counterparties' credit exposure in a reasonable and customary manner, and (F) shall conform to then current International Swap Dealers Association standards.

                                  ARTICLE VII
                              NEGATIVE COVENANTS
                              ------------------

          The Borrowers covenant and agree that, until payment in full of the Loans and interest thereon, payment in full of all Letter of Credit reimbursement obligations and interest thereon, satisfaction of all of the Borrowers' other obligations hereunder and termination of the Revolving Credit Commitments, and the expiration and cancellation of all Letters of Credit issued hereunder, the Borrowers shall comply, or cause the compliance, with the negative covenants set forth in this Article VII.

           7.01  Indebtedness.  The Borrowers and their Subsidiaries which are
                 ------------
not Borrowers shall not on a consolidated basis at any time, create, incur, assume or suffer to exist any Indebtedness (including Indebtedness secured by Permitted Liens), except:

                 7.01(a)  Indebtedness Hereunder.  Indebtedness under the Loan
                          ----------------------
Documents;

                 7.01(b)  Existing Indebtedness.  Existing Indebtedness
                          ---------------------
(including without limitation reimbursement obligations relating to the Existing Letters of Credit) as set forth on Schedule 7.01 hereto (including any extensions or renewals thereof
         -------------
provided there is no increase in the amount thereof or other significant adverse change in the terms thereof);

               7.01(c)   Internal Indebtedness.   Indebtedness of a Subsidiary
                         ---------------------
of any Borrower to any Borrower or to another Subsidiary of any Borrower or the Indebtedness of any Borrower to any Subsidiary;

               7.01(d)   FX Indebtedness.   Indebtedness with respect to
                         ---------------
foreign exchange hedging transactions entered into in the ordinary course of business to manage foreign currency risk for any Borrower and/or any Subsidiary;

               7.01(e)   Interest Hedge Indebtedness.   Indebtedness incurred
                         ---------------------------
pursuant to Interest Hedge Agreements;

               7.01(f)   Purchase Money Indebtedness.  Indebtedness due sellers
                         ---------------------------
of Persons or assets acquired pursuant to Sections 7.03 or 7.04 hereof, including without limitation notes the principal amount of which may vary as a function of the performance of the Person or assets acquired; and

               7.01(g)   Other Indebtedness.  Other Indebtedness not covered
                         ------------------
by items 7.01 (a) through 7.01 (f) above, provided that the aggregate amount of
                                          --------
such Indebtedness permitted by this item 7.01 (g) shall not exceed $5,000,000 at any one time outstanding.

          7.02 Liens.  The Borrowers and their Subsidiaries which are not
               -----
Borrowers shall not at any time create, incur, assume or suffer to exist any Lien on any of their respective property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens. Further, no Borrower nor any Subsidiary which is not a Borrower shall enter into any agreement with any Person (other than the Lenders pursuant hereto) which prohibits or limits the ability of any Borrower or any Subsidiary which is not a Borrower to create, incur, assume or suffer to exist any Lien in favor of the Agent for the benefit of the Lenders upon any of its property, assets or revenues, whether now owned or hereafter acquired.

          7.03 Loans, Acquisitions and Investments.  The Borrowers and their
               -----------------------------------
Subsidiaries which are not Borrowers shall not at any time make any loan or advance to, or purchase or otherwise acquire any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or other equity interest in, or assets of, or any other investment or interest in, or make any capital contribution to, any other Person, or agree to or become liable to do any of the foregoing, except for:

          7.03 (a)  Trade Advances.  Trade credit extended on usual and
                    --------------
terms in the ordinary course of business;

          7.03(b)   Ordinary Course Purchases.  Fixed assets, equipment or
                    -------------------------
Inventory acquired in the ordinary course of business;

          7.03(c)   Employee Advances.  Loans and advances to employees to meet
                    -----------------
expenses incurred by such employees in the ordinary course of business, including without limitation relocation expenses;

          7.03(d)   Cash Equivalents.  Cash Equivalents;
                    ----------------

          7.03(e)   Existing Investments.  Investments, capital contributions
                    --------------------
and advances by the Borrowers in existence as of the date hereof, which investments, capital contributions and advances are set forth on Schedule 7.03
                                                                 -------------
hereof;

          7.03(f)   Intra-Company Investments.  Loans, advances and capital
                    -------------------------
contributions by any Subsidiary of any Borrower to any Borrower or loans, advances and capital contributions by any Borrower to any Subsidiary; and

          7.03(g)   Stock Buy Back Program.  Acquisition of the common stock of
                    ----------------------
Spectrum Pennsylvania by Spectrum Pennsylvania pursuant to the Spectrum Pennsylvania's share purchase program announced September 30, 1998 and any modification, enlargement or extension thereof.

          7.03(h)   Permitted Acquisitions.  Any Borrower or any Subsidiary
                    ----------------------
which is not a Borrower may acquire the assets or securities of any other Person provided that (A) at the time of such acquisition no Default or Event of Default shall have occurred and be continuing or be caused by such acquisition, (B) the acquired Person, if a domestic Person, shall become a Borrower simultaneously with such acquisition and shall execute all Loan Documents required of a Borrower, (C) the relevant Borrower's or the relevant Subsidiary's equity ownership interest in the acquired Person, if a foreign Person owned by a domestic Subsidiary, shall be pledged to the Agent for the benefit of the Lenders; provided, however, the maximum amount of such acquired Person's equity pledged to the Agent shall not exceed 65% of the acquired Person's equity capitalization or such lesser amount as is the maximum amount allowed to be pledged pursuant to the laws of the jurisdiction of such Subsidiary's organization, (D) the board of directors or other equivalent governing body of such acquired Person shall have approved such acquisition, (E) the acquired Person is engaged in the business of manufacturing and distributing electronic control products and systems, or a business related thereto, and (F) the Borrowers shall have provided the Agent, for redelivery to the Lenders, at least three (3) Business Days prior to such acquisition, with a certificate stating that (i) such acquisition will not violate any covenants of this Agreement and
(ii) establishing that, on a pro forma basis after taking into account the acquisition, the Borrowers are in compliance with the financial covenants set forth in Section 7.12; provided, however, for the purposes of this Section the
                       --------  -------
ratio of the Borrowers' pro forma

Consolidated Indebtedness to pro forma Consolidated EBITDA for the four (4) most recently completed Fiscal Quarters shall not exceed 3.0:1.00.

          7.04 Liquidations, Mergers and Consolidations.  The Borrowers shall
               ----------------------------------------
not, and shall not permit any Subsidiary which is not a Borrower to, dissolve, liquidate or windup its affairs, or become a party to any merger, consolidation or other business combination, whether accounted for under GAAP as a purchase or a pooling of interests and regardless of whether the value of the consideration paid or received is comprised of cash, common or preferred stock or other equity interests, or other assets, or sell, lease, transfer, or otherwise dispose of all or substantially all of its assets, provided that:
                                        --------

               7.04(a)     Intra-Company Consolidation.  Any Subsidiary of
                           ---------------------------
Spectrum Pennsylvania may consolidate or merge into Spectrum Pennsylvania or another Subsidiary of Spectrum Pennsylvania which is itself a Borrower;

               7.04(b)     Intra-Company Disposition.  Any Subsidiary of
                           -------------------------
Spectrum Pennsylvania may sell, lease, transfer or otherwise dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to Spectrum Pennsylvania or another Subsidiary of Spectrum Pennsylvania which is itself a Borrower; and

               7.04(c)     Permitted Merge.  Any Borrower or any Subsidiary
                           ---------------
which is itself a Borrower may consolidate or merge with any Person, provided that (A) such Person must be engaged in the business of manufacturing and distributing electronic control products and systems, or a business related thereto, (B) if such Borrower is a party to such merger or consolidation, such Borrower is the surviving Person, (C) at the time of the consolidation or merger no Default or Event of Default shall have occurred and be continuing or be caused by such consolidation or merger, (D) the surviving Person, if a domestic Person and if not a Borrower, shall become a Borrower, (E) the consolidation or merger shall not be contested by such Person and shall be approved by such Person's board of directors or other governing body, and (F) the Borrowers shall have provided the Agent, for redelivery to the Lenders, at least three (3) Business Days prior to such merger or consolidation, with a certificate stating that (i) such merger or consolidation will not violate any covenants of this Agreement and (ii) establishing that, on a pro forma basis after taking into account such merger or consolidation, the Borrowers are in compliance with the financial covenants set forth in Section 7.12; provided, however, for the
                                               --------  -------
purposes of this Section 7.04, the ratio of the Borrowers' pro forma Consolidated Indebtedness to pro forma Consolidated EBITDA for the four (4) most recently completed Fiscal Quarters shall not exceed 3.0:1.00.

          7.05 Dispositions of Assets or Subsidiaries.  Excluding the payment
               --------------------------------------
of cash as consideration for assets purchased by, or services rendered to, any Borrower or any Subsidiary which is not a Borrower, no Borrower nor any Subsidiary which is not a Borrower shall sell, convey, assign, lease, or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including but not limited to sale, assignment, discount or other disposition of receivables, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares or beneficial interests or partnership interests in Subsidiaries), except:

               7.05(a)     Obsolete Assets.  Any sale, transfer or disposition
                           ---------------
of surplus, obsolete or worn out assets of any Borrower or any Subsidiary;

               7.05(b)     Ordinary Course Sales.  Any sale, transfer or lease
                           ---------------------
of inventory by any Borrower or any Subsidiary which is not a Borrower in the ordinary course of business;

               7.05(c)     Intra-Company Transfers.  Any sale, transfer or
                           -----------------------
lease of assets by any Subsidiary of Spectrum Pennsylvania to Spectrum Pennsylvania or any other Subsidiary of Spectrum Pennsylvania or by Spectrum Pennsylvania to any Subsidiary of any Borrower; or

               7.05(d)     Permitted Sales.  Any sale, transfer or lease of
                           ---------------
assets, otherthan those specifically excepted pursuant to clauses (a) through
(c) above; provided, however, the provisions of Section 2.02(c) must be complied
           --------  -------
with.

          7.06 Affiliate Transactions.  Except as set forth on Schedule 7.06, no
               ----------------------                          -------------
Borrower nor any Subsidiary which is not a Borrower shall enter into or carry out any material transaction (including, without limitation, purchasing property or services or selling property or services) with an Affiliate which is not either a Borrower or a Subsidiary of a Borrower unless such transaction is not otherwise prohibited by this Agreement or the other Loan Documents, is entered into in the ordinary course of business upon fair and reasonable arm's length terms and conditions which are fully disclosed to the Agent and is in accordance with all applicable Law.

          7.07 Subsidiaries, Partnerships and Joint Ventures.  Except as
               ---------------------------------------------
permitted by Sections 7.03 and 7.04, no Borrower nor any Subsidiary of a Borrower shall become or agree to become a general partner in any general or limited partnership or a joint venturer in any joint venture.

          7.08 Continuation of or Change in Business.  No Borrower nor any
               -------------------------------------
Subsidiary of a Borrower which is not a Borrower shall engage in any business other than the business of manufacturing and distributing electronic control products and systems, or a business related thereto, and the Borrowers shall not permit any material change in such business.

          7.09 Plans and Benefit Arrangements.  The Borrowers shall not, and
               ------------------------------
shall not permit any member of the ERISA Group to:

               7.09(a)     Minimum Funding.  Fail to satisfy the minimum funding
                           ---------------
requirements of ERISA and the Internal Revenue Code with respect to any Plan;

               7.09(b)     Funding Waiver.  Request a minimum funding waiver
                           --------------
from the Internal Revenue Service with respect to any Plan;

               7.09(c)     Prohibited Transaction.  Engage in a Prohibited
                           ----------------------
Transaction with any Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would constitute a Material Adverse Change;

               7.09(d)     Contribution.  Fail to make when due any
                           ------------
contribution to any Multiemployer Plan that any Borrower or any member of the ERISA Group may be required to make under any agreement relating to such Multiemployer Plan, or any Law pertaining thereto;

               7.09(e)     Withdrawal.  Withdraw (completely or partially)
                           ----------
from any Multiemployer Plan or be deemed under Section 4062(e) of ERISA to
                                               ---------------
withdraw from any Multiple Employer Plan, where any such withdrawal is likely to result in a material liability of any Borrower or any member of the ERISA Group;

               7.09(f)     Termination.  Terminate, or institute proceedings
                           -----------
to terminate, any Plan, where such termination is likely to result in a material liability to any Borrower or any member of the ERISA Group;

               7.09(g)     Amendment.  Make any amendment to any Plan with
                           ---------
respect to which security is required under Section 307 of ERISA; or

               7.09(h)     Notices.  Fail to give any and all notices and make
                           -------
all disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure is likely to result in a Material Adverse Change.

          7.10 Fiscal Year.  No Borrower shall change its Fiscal Year from a
               -----------
period beginning December 1 and ending on the immediately succeeding November
30.

          7.11 Changes in Organizational Documents.  The Borrowers shall not,
               -----------------------------------
and shall not permit any Subsidiary to, amend in any respect its certificate or articles of incorporation without providing at least ten (10) calendar days' prior written notice to the Agent and the Lenders and, in the event such change would be materially adverse to the Lenders as determined by the Agent in its sole but reasonable discretion, obtaining the prior written consent of the Required Lenders.

          7.12 Financial Covenants.
               -------------------

               7.12(a)   Minimum Consolidated Net Worth.  The Borrowers will
                         ------------------------------
not at any time permit their Consolidated Net Worth to be less than an amount equal to the sum of (i) $28,000,000 plus (ii) fifty percent (50%) of the positive Consolidated Net Income for each Fiscal Year ending after November 30, 1998 plus (iv) an amount equal to 100% of Net Cash Proceeds from the issuance by any Borrower after the Closing Date, of additional equity securities or other equity capital investments.

               7.12(b)   Fixed Charge Coverage Ratio.  As of the last day of
                         ---------------------------
each Fiscal Quarter, the Borrowers shall not permit the ratio of the Borrowers' Consolidated EBITDA to Consolidated Fixed Charges to be less than 1.2:1.0.

               7.12(c)   Consolidated Indebtedness to Consolidated EBITDA Ratio.
                         ------------------------------------------------------
As of the last day of each Fiscal Quarter, the Borrowers shall not permit their Consolidated Indebtedness to Consolidated EBITDA Ratio to exceed 3.5 to 1.0.

                                 ARTICLE VIII
                                    DEFAULT
                                    -------

          8.01 Events of Default.  An "Event of Default" shall mean the
               -----------------
occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

               8.01(a)   Payment Default.  (i) The Borrowers shall fail to pay
                         ---------------
any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity, whether by acceleration or otherwise) when due, or (ii) the Borrowers shall fail to pay any Unreimbursed L/C Draw when due and such failure shall continue for one (1) day, or (iii) the Borrowers shall fail to pay any interest on any Loan, any Unreimbursed L/C Draw, any Fee, or any other amount owing hereunder or under any other Loan Documents after such interest, Fee or other amount becomes due in accordance with the terms hereof or thereof and such failure shall continue for a period of five (5) days;

               8.01(b)   Representations Untrue.  Any representation or
                         ----------------------
warranty made at any time by the Borrowers herein or in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

               8.01(c)     Covenant Default.  The Borrowers shall default in
                           ----------------
the observance or performance of any covenant contained in Section 6.14 or
Article VI I hereof;

               8.01(d)     Other Covenant Default. The Borrowers shall default
                           ----------------------
in the observance or performance of any other covenant, condition or provision hereof, or of any other Loan Document and such default shall continue unremedied for a period of thirty (30) days after any officer of the Borrowers becomes aware of the occurrence thereof;

               8.01(e)     Cross Default.  A default or event of default shall
                           -------------
occur at any time under the terms of any agreements involving Indebtedness under which any Borrower or any Subsidiary which is not a Borrower may be obligated as borrower, guarantor or otherwise in excess of One Hundred Thousand Dollars ($100,000) in the aggregate;

               8.01(f)     Judgments.  Any judgments or orders for the payment
                           ---------
of money in excess of $100,000 in the aggregate shall be entered against any Borrower or any Subsidiary which is not a Borrower, by a court having jurisdiction in the premises which judgments are not satisfied, discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the respective date of entry;

               8.01(g)     Invalidity of Loan Documents. Any of the Loan
                           ----------------------------
Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall cease to be in full force and effect (except to the extent that enforceability of any of the Loan Documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance) or shall be declared null and void by a court of competent jurisdiction or shall in any way be terminated (except in accordance with terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective rights, titles, interests, remedies, powers or privileges intended to be created thereby in all material respects;

               8.01(h)     PBGC Lien.  A notice of lien, levy or assessment in
                           ---------
excess of $100, 000 in the aggregate is filed of record with respect to all or any part of the assets of any Borrower or a Subsidiary which is not a Borrower, including, without limitation, the PBGC, or if any taxes or debts in excess of $100,000 in the aggregate owing at any time or times hereafter to any Official Body becomes payable and the same is not paid within thirty (30) days after the same becomes payable, or if such notice is filed or such payment is not so made, unless such Borrower (i) contests such lien, assessment, tax or debt in good faith by appropriate and lawful proceedings diligently conducted but only so long as such proceedings could not subject the Agent, the Lenders or the L/C Issuer to any criminal penalties, (ii) establishes such reserves or other appropriate provisions, if any, as shall be required by GAAP and (iii) pays such Lien, assessment, tax or debt in accordance with the terms of any final judgments or orders relating thereto within thirty (30) days after the entry of such judgments or orders;

               8.01(i)     Solvency.  Any Borrower ceases to be Solvent or
                           --------
admits in writing its inability to pay debts as they mature;

               8.01(j)     ERISA Event.  Any of the following occurs: (i) any
                           -----------
Reportable Event, which constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan; (iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan and, in the case of the occurrence of (i), (ii), (iii) or (iv) of this Section 8.01(j) the amount of Borrower's liability or the liability of the other members of the ERISA Group is likely to exceed five percent (5%) of the Consolidated Net Worth; (v) any Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan; (vi) any Borrower or any member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) any Borrower or any member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; (viii) any Borrower or any member of the ERISA Group shall withdraw (or shall be treated under Section 4062(e) of ERISA as having withdrawn) from a Multiple Employer Plan; or (ix) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements and, with respect to any of the events specified in (v), (vi), (vii), (viii) or (ix), any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by the Borrowers and the other members of the ERISA Group;

               8.01(k)     Legal Restraint.  Any Borrower is enjoined,
                           ---------------
restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not stayed or dismissed within thirty (30) days after the entry thereof;

               8.01(l)     Change of Control.  Any Person or group of Persons
                           -----------------
(within the meaning of Sections 13(g) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) 20% or more of the voting capital stock of Spectrum Pennsylvania;

                      (ii) within a period of twelve (12) consecutive months, individuals who were directors of Spectrum Pennsylvania on the first day of such period and/or individuals who become directors of Spectrum Pennsylvania pursuant to a nomination or election that was recommended or approved by the individuals who were directors on the first day of such period shall cease to constitute a majority of the board of directors of Spectrum Pennsylvania; or

                      (iii) Spectrum Pennsylvania shall own less than 80% of the voting capital stock or other equity interest of any other Borrower;

               8.01(m)       Involuntary Proceeding.  A proceeding shall have
                             ----------------------
been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Borrower, in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Borrower, for any substantial part of such Person's property, or for the winding-up or liquidation of such Person's affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding;

               8.01(n)       Voluntary Proceedings.  Any Borrower shall
                             ---------------------
commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay debts as they become due, or shall take any action in furtherance of any of the foregoing; or

               8.01(o)       Garnishment.  Any garnishment proceeding
                             -----------
concerning a sum in excess of $100,000 shall be instituted by attachment, levy or otherwise, against any deposit account maintained by any Borrower with any Lender.

          8.02 Consequences of Event of Default.
               --------------------------------

               8.02(a)        General Remedies.  If an Event of Default
                              ----------------
specified in any of items (a) through (1) or item (o) of Section 8.01 hereof shall occur and be continuing, the Lenders shall be under no further obligation to make Loans hereunder, the L/C Issuer shall be under no further obligation to issue or amend Letters of Credit hereunder and the Agent may, and upon the request of the Required Lenders shall, by written notice to the Borrowers, terminate the Revolving Credit Commitment and declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrowers to the Lenders, the Agent and the L/C Issuer hereunder and under the other Loan Documents to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Lender, the Agent and the L/C Issuer without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived; and

               8.02(b)     Bankruptcy Related Remedies.  If any Event of Default
                           ---------------------------
specified in item (m) or (n) of Section 8.01 hereof shall occur, the Lenders shall be under no further obligations to make Loans hereunder, the L/C Issuer shall be under no further obligation to issue or amend Letters of Credit hereunder, the Revolving Credit Commitment shall be terminated and the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrowers to the Lenders, the Agent and the L/C Issuer hereunder and under the other Loan Documents shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; further, during the sixty
(60) day period referred to in item (m) the Lenders shall be under no further obligation to make Loans and the L/C Issuer shall be under no further obligation to issue or amend Letters of Credit hereunder; and

               8.02(c)     Set Off.  If an Event of Default shall occur and be
                           -------
continuing, any Lender, the Agent or the L/C Issuer to whom any obligation is owed by the Borrowers hereunder or under any other Loan Document, of such Lender, Agent or L/C Issuer and any branch, subsidiary or affiliate of such Lender, Agent or L/C Issuer anywhere in the world shall each have the right, in addition to all other rights and remedies available to it, without notice to the Borrowers, to setoff against and apply to the then unpaid balance of all the Loans and all other obligations of the Borrowers hereunder or under any other Loan Document, any debt owing to, and any other funds held in any manner for the account of, any Borrower by such Lender, the Agent or the L/C Issuer or by such branch, subsidiary or affiliate, including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by any Borrower for its own account (but not including funds held in custodian or trust accounts) with such Lender, the Agent or the L/C Issuer or such branch, subsidiary or affiliate. Such right shall exist in each case whether or not any Lender, the Agent or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrowers is or are matured or unmatured and regardless of the existence or adequacy of any other security, right or remedy available to any Lender, the Agent or the L/C Issuer; and

               8.02(d)     Additional Remedies.  In addition to all of the
                           -------------------
rights and remedies contained in this Agreement or in any of the other Loan Documents, the Agent, the L/C Issuer and the Lenders shall have all of the rights and remedies of a creditor under applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Agent may, and upon the request of the Required Lenders shall, exercise all post-default rights granted to the Agent, the L/C Issuer and the Lenders under the Loan Documents or applicable Law; and

               8.02(e)   Cash Collateral.  Upon the occurrence of any Event of
                         ---------------
Default described in the foregoing Sections 8.01 (m) or (n) or upon the declaration by the Required Lenders of any other Event of Default and the termination of the Revolving Credit Commitments, the obligation of the L/C Issuer to issue or amend Letters of Credit shall terminate, the L/C Issuer or the Agent may provide written demand to any beneficiary of a Letter of Credit to present a draft against such Letter of Credit, and an amount equal to the maximum amount which may at any time be drawn under the Letters of Credit then outstanding (whether or not any beneficiary of such Letters of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under the Letters of Credit) shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrowers; provided that the foregoing shall not affect in any way the
           --------
obligations of the Lenders to purchase from the L/C Issuer participations in the unreimbursed amount of any drawings under the Letters of Credit as provided in
Section 2.12 (c). So long as the Letters of Credit shall remain outstanding, any amounts declared due pursuant to this Section 8.02(e) with respect to the outstanding Letters of Credit when received by the Agent shall be deposited and held by the Agent in an interest bearing account denominated in the name of the Agent for the benefit of the Agent, the Lenders and the L/C Issuer over which the Agent shall have sole dominion and control of withdrawals (the "Cash Collateral Account") as cash collateral for the obligation of the Borrowers to reimburse the L/C Issuer in the event of any drawing under the Letters of Credit and upon any drawing under such Letters of Credit in respect of which the Agent has deposited in the Cash Collateral Account any amounts declared due pursuant to this Secfion 8.02(e), the Agent shall apply such amounts held by the Agent to reimburse the L/C Issuer for the amount of such drawing. In the event that any Letter of Credit in respect of which the Agent has deposited in the Cash Collateral Account any amounts described above is cancelled or expires or in the event of any reduction in the maximum amount available at any time for drawing under the Letters of Credit outstanding, the Agent shall apply the amount then in the Cash Collateral Account designated to reimburse the L/C Issuer for any drawings under the Letters of Credit less the maximum amount available at any time for drawing under the Letters of Credit outstanding immediately after such cancellation, expiration or reduction, if any, to the payment in full of the outstanding Lender Obligations, and second, to the payment of any excess, to the Borrowers.

                                  ARTICLE IX
                                   THE AGENT
                                   ---------

          9.01 Appointment and Grant of Authority.  Each of the Lenders  and
               ----------------------------------
the L/C Issuer hereby appoints PNC Bank, National Association, and PNC Bank, National Association, hereby agrees to act, as the Agent under this Agreement and the other Loan Documents. The

Agent shall have and may exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to it by the terms hereof or thereof, together with such other powers as are incidental thereto. Without limiting the foregoing, the Agent, on behalf of the Lenders and the L/C Issuer, is authorized to execute all of the Loan Documents (other than this Agreement) and to accept all of the Loan Documents and all other agreements, documents or instruments reasonably required to carry out the intent of the parties to this Agreement.

          9.02 Delegation of Duties. The Agent may perform any of its duties
               --------------------
hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of duties as the Agent hereunder) and, subject to Sections 9.07 and 10.03 hereof, shall be entitled to engage and pay for the advice or services of any attorneys, accountants, or other experts concerning all matters pertaining to duties hereunder and to rely upon any advice so obtained.

          9.03 Reliance by Agent on Lenders for Funding. Unless the Agent shall
               ----------------------------------------
have received notice from a Lender prior to any Borrowing Date that such Lender will not make available to the Agent such Lender's portion of net disbursements of Loans, the Agent may assume that such Lender has made such portion available to the Agent and the Agent may, in reliance upon such assumption, make Loans to the Borrowers. If and to the extent that such Lender has not made such portion available to the Agent on or prior to any Borrowing Date, such Lender and the Borrowers severally agree to repay to the Agent immediately upon demand, in immediately available funds, such unpaid amount, together with interest thereon for each day from the applicable Borrowing Date until such amount is repaid to the Agent, at (i) in the case of the Borrowers, at the rate of interest then in effect for such Loan and (ii) in the case of such Lender, at the Federal Funds Effective Rate. If such Lender shall repay to the Agent such corresponding amount, such amount shall constitute a Loan made by such Lender for purposes of this Agreement. The failure by any Lender to pay its portion of a Loan made by the Agent shall not relieve any other Lender of the obligation to pay its portion of net disbursements of Loans on any Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make its net share of Loans to be made by such other Lender on such Borrowing Date.

          9.04 Non-Reliance on Agent. Each Lender and the L/C Issuer agree that
               ---------------------
(i) it has, independently and without reliance on the Agent, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and decision to enter into this Agreement and (ii) that it will, independently and without reliance upon the Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. Except as otherwise provided herein or under any other Loan Document, the Agent shall not have any duty to keep the Lenders or the L/C Issuer informed as to the performance or observance by the Borrowers of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of the Borrowers. The Agent, in the absence of gross negligence or willful misconduct, shall not be liable to any Lender or the L/C Issuer for their failure to relay or furnish to the Lender any information.

          9.05 Responsibility of Agent and Other Matters.
               -----------------------------------------

               9.05(a)  Ministerial Nature of Duties. As between the Lenders,
                        ----------------------------
the L/C Issuer and itself, the Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents, and those duties and responsibilities shall be subject to the limitations and qualifications set forth in this Article IX. The duties of the Agent shall be ministerial and administrative in nature.

               9.05(b)  Limitation of Liability.  As between the Lenders, the
                        -----------------------
L/C Issuer and the Agent, neither the Agent nor any of its directors, officers, employees or agents shall be liable, in the absence of gross negligence or willful misconduct, for any action taken or omitted (whether or not such action taken or omitted is within or without the Agent's responsibilities and duties expressly set forth in this Agreement) under or in connection with this Agreement or any other instrument or document in connection herewith. Without limiting the foregoing, neither the Agent nor any of its directors, officers, employees or its agents, shall be responsible for, or have any duty to examine
(i) the genuineness, execution, validity, effectiveness, enforceability, value or sufficiency of (A) this Agreement or any of the other Loan Documents or (B) any other document or instrument furnished pursuant to or in connection with this Agreement, (ii) the collectability of any amounts owed by the Borrowers to the Agent, the Lenders or the L/C Issuer, (iii) the truthfulness of any recitals or statements or representations or warranties made to the Agent or the Lenders in connection with this Agreement, (iv) any failure of any party to this Agreement to receive any communication sent, including any telegram, telex, teletype, telecopy, bank wire, cable, or telephone message or any writing, application, notice, report, statement, certificate, resolution, request, order, consent letter or other instrument or paper or communication entrusted to the mails or to a delivery service, or (v) the assets or liabilities or financial condition or results of operations or business or creditworthiness of the Borrowers or any of their Subsidiaries which are not Borrowers.

               9.05(c)  Reliance.  The Agent shall be entitled to act, and
                        --------
shall be fully protected in acting upon, any telegram, telex, teletype, telecopy, bank wire or cable or any writing, application, notice, report, statement, certificate, resolution, request, order, consent, letter or other instrument or paper or communication believed by the Agent in good faith to be genuine and correct and to have been signed or sent or made by a proper Person. The Agent may consult counsel and shall be entitled to act, and shall be fully protected in any action taken in good faith, in accordance with advice given by counsel. The Agent may employee agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent with reasonable care. The Agent shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the other Loan Documents on the part of the Borrowers.

          9.06 Actions in Discretion of Agent; Instructions from the Lenders.
               -------------------------------------------------------------
The Agent agrees, upon the written request of the Required Lenders, to take or refrain from taking any action of the type specified as being within the Agent's rights, powers or discretion herein or under any Loan Documents, provided that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable law. In the absence of a request by the Required Lenders, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Lenders or all of the Lenders. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Lenders and the L/C Issuer, subject to Section 9.05(b) hereof. Subject to the provisions of Section 9.05(b), no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

          9.07 Indemnification.  To the extent the Borrowers do not reimburse
               ---------------
and save harmless the Agent according to the terms hereof for and from all costs, expenses and disbursements in connection herewith, such costs, expenses and disbursements, shall be borne by the Lenders ratably in accordance with respective Lender's Ratable Share. Each Lender hereby agrees on such basis (i) to reimburse the Agent for such Lender's Ratable Share of all such reasonable costs, expenses and disbursements on request and (ii) to the extent of each such Lender's Ratable Share, to indemnify and save harmless the Agent against and from any and all losses, obligations, penalties, actions, judgments and suits and other costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, other than as a consequence of gross negligence or willful misconduct on the part of the Agent, arising out of or in connection with this Agreement, the other Loan Documents or any other agreement, instrument or document in connection herewith or therewith, or any request of the Required Lenders, including without limitation the reasonable costs, expenses and disbursements in connection with defending itself against any claim or liability related to the exercise or performance of any of its powers or duties under this Agreement, the other Loan Documents, or any of the other agreements, instruments or documents delivered in connection herewith or the taking of any action under or in connection with any of the foregoing.

          9.08 Agent in Individual Capacity.  The Agent and its Affiliates may
               ----------------------------
make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrowers and their Subsidiaries and Affiliates as though the Agent were not the Agent hereunder, in each case without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, the Agent or its Affiliates may receive information regarding the Borrowers or their Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrowers or their Affiliates) and acknowledge that the Agent shall not be under any obligation to provide such information to them. With respect to its Loans, PNC Bank, National Association shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though PNC Bank, National Association were not the Agent, and the terms "Lender" and "Lenders" include PNC Bank, National Association in its individual capacity.

          9.09 Notice of Default.  The Agent shall not be deemed to have
               -----------------
knowledge or notice of the occurrence of an Event of Default unless the Agent has received written notice from a Lender or a Borrower referring to this Agreement, describing such Event of Default and stating that such notice is a "notice of default".

          9.10 Payment to Lenders.  Except as otherwise set forth in Section
               ------------------
9.03 hereof, promptly after receipt from the Borrowers of any principal repayment of the Loans or any Unreimbursed L/C Draw, interest due on the Loans or any Unreimbursed L/C Draws, and any Fees (other than the underwriting fee and the administration fee paid to the Agent and the L/C Fronting Fee paid to the L/C Issuer) or other amounts due under any of the Loan Documents, the Agent shall distribute to each Lender that Lender's Ratable Share of the funds so received except that funds received from the Borrowers to reimburse the L/C Issuer for drawings on Letters of Credit (other than a Lenders Ratable Share of such reimbursement payment to the extent such Lender has complied fully with any funding obligations under Section 2.12(g) hereof) or to fund any risk participant in the Letters of Credit or to pay the L/C Fronting Fee shall be paid solely for the account of L/C Issuer. If the Agent fails to distribute collected funds received by 2:00 P.M. on any Business Day by 3:00 P.M. of such Business Day or collected funds received after 2:00 P.M. on any Business Day by 3:00 P.M. the next Business Day the funds shall bear interest until distributed at the Federal Funds Effective Rate. The Agent agrees to make its best efforts to provide telephonic notice to each Lender that it is in receipt of funds from the Borrowers and the day on which it will commence a wire transfer of such Lender's share of such funds.

          9.11 Holders of Notes. The Agent may deem and treat any payee of any
               ----------------
Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

          9.12 Equalization of Lenders.  Each borrowing and each payment or
               -----------------------
prepayment by, or for the account of, the Borrowers with respect to principal, interest, Fees, or other amounts due from the Borrowers hereunder to the Lenders with respect to the Loans, shall (except as provided in Section 2.05, 2.07, 2.12
(b) or 9.03 hereof) be made in proportion to the

Loans outstanding from each Lender or, if no such Loans are then outstanding, in proportion to the Ratable Share of each Lender. Each payment of Unreimbursed L/C Draws shall be made for the account of the L/C Issuer. The Lenders agree among themselves that, with respect to all amounts received by any Lender (in its capacity solely as a Lender) or any such holder for application on any obligation hereunder or under any Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Lenders and such holders in proportion to their interest in payments under the Notes, except as otherwise expressly provided herein. The Lenders or any such holder receiving any such amount shall purchase for cash, from each of the other Lenders, an interest in such Lender's Loans in such amount as shall result in a ratable participation by the Lenders and each such holder in the aggregate unpaid amount under the Notes, provided that if all or any portion of such excess amount is thereafter recovered from the Lender or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law (including court order) to be paid-by the Lender or the holder making such purchase.

          9.13 Successor Agent.  The Agent may resign as the Agent upon sixty
               ---------------
(60) days' written notice to the Lenders and the Borrowers. If such notice shall be given, the Lenders shall appoint from among the Lenders a successor agent for the Lenders, during such sixty (60) day period, which successor agent shall be reasonably satisfactory to the Borrowers, to serve as agent hereunder and under the several documents, the forms of which are attached hereto as exhibits, or which are referred to herein. If at the end of such sixty (60) day period the Lenders have not appointed such a successor, the Agent shall procure a successor reasonably satisfactory to the Lenders and the Borrowers, to serve as agent for the Lenders hereunder and under the several documents, the forms of which are attached hereto as exhibits, or which are referred to herein. Any such successor agent shall succeed to the rights, powers and duties of the Agent. Upon the appointment of such successor agent or upon the expiration of such sixty (60) day period (or any longer period to which the Agent has agreed), the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of this Article IX shall inure to the benefit of such retiring Agent as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

          9.14 Calculations.  In the absence of gross negligence or willful
               ------------
misconduct, the Agent shall not be liable for any error in computing the amount payable to any Lender whether in respect of the Loans, fees or any other amounts due to the Lenders or the L/C Issuer under this Agreement. In the event an error in computing any amount payable to any Lender or the L/C

Issuer is made, the Agent, the Borrowers and each affected Person shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

          9.15  Beneficiaries.  Except as expressly provided herein, the
                -------------
provisions of this Article IX are solely for the benefit of the Agent, the Lenders and the L/C Issuer, and the Borrowers shall not have any rights to rely on or enforce any of the provisions hereof in performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrowers.

                                   ARTICLE X
                              GENERAL PROVISIONS
                              ------------------

          10.01 Amendments and Waivers. The Required Lenders, or the Agent  with
                ----------------------
the consent in writing of the Required Lenders, and the Borrowers may, subject to the provisions of this Section 10.01, from time to time enter into written supplemental agreements to this Agreement and the other Loan Documents for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of the Lenders, the Agent or the obligor thereunder or the conditions, provisions or terms thereof or waiving any Event of Default thereunder or consenting to an action of any of the Borrowers, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall, without the consent of all the Lenders:

                10.01(a) Payment.  Waive an Event of Default by the Borrowers in
                         -------
any payment of principal, interest, Fees or other amounts due hereunder and under any of the other Loan Documents, or otherwise postpone any scheduled payment date of any of the foregoing;

                10.01(b) Interest Rate Reduction. Reduce the interest rate
                         -----------------------
relating to the Loans or change the definition of the terms Base Rate, Prime Rate, Applicable Base Rate Margin, Applicable Euro Rate Margin, Euro Rate, Euro Rate Interest Period, Euro Rate Reserve Percentage or Federal Funds Effective Rate so as to decrease the interest rate relating to the Loans;

                10.01(c) Extend Maturity. Change the Expiration Date or the
                         ---------------
final maturity of the Term Notes;

                10.01(d) Fee Reduction.  Reduce any Fee due the Lenders;
                         -------------

                10.01(e) Increase Maximum Loan Amount.  Increase the maximum
                         ----------------------------
principal amount of the Revolving Credit Commitment of any Lender, increase the principal amount of the Term Loan, or increase the maximum Stated Amount of Letters of Credit which may be issued and outstanding under the terms hereof;

               10.01(f)  Change Required Lenders.  Change the definition of the
                         -----------------------
term Required Lenders;

               10.01(g)  Release Collateral.  Release any collateral; or
                         ------------------

               10.01(h)  Amend this Section.  Amend or waive the provisions of
                         ------------------
this Section 10.01.

Any such supplemental agreement shall apply equally to each of the Lenders and the L/C Issuer and shall be binding upon the Borrowers, the Lenders, the Agent, all future holders of the Notes and all Participants. In the case of any waiver, the Borrowers, the Lenders, the L/C Issuer, the Agent shall be restored to its former position and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

         10.02 Taxes.  The Borrowers shall pay any and all stamp, document,
               -----
transfer and recording taxes, filing fees and similar impositions payable or hereafter determined by the Agent, the Lenders or the L/C Issuer to be payable in connection with this Agreement, the other Loan Documents and any other documents, instruments and transactions pursuant to or in connection with any of the Loan Documents. The Borrowers agree to save the Agent, the Lenders and the L/C Issuer harmless from and against any and all present and future claims or liabilities with respect to, or resulting from, any delay in paying or failure to pay any such taxes or similar impositions other than resulting from the gross negligence or willful misconduct of the Agent, the Lenders or the L/C Issuer.

         10.03 Costs and Expenses, etc.
               -----------------------

               10.03(a)  Borrowers'  Payment Obligations.  The Borrowers shall:
                         -------------------------------

                    (i) pay or reimburse the Agent for all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with (A) the preparation, negotiation and execution of this Agreement, any other Loan Documents or any instrument or document prepared in connection herewith or therewith; (B) the completion of the Agent's "due diligence" permitted as a condition of the closing; (C) the syndication efforts of the Agent with respect to this Agreement and the commitments hereunder; and (D) the consummation of the transactions contemplated hereby and thereby (including, without limitation, in each case the reasonable fees and out-of-pocket expenses of the counsel to the Agent as agreed in the Agent's Letter); and

                    (ii) reimburse the Agent, the L/C Issuer and each Lender on demand for all reasonable out-of-pocket costs and expenses incurred by the Agent, the L/C Issuer or such Lender in connection with the enforcement of or preservation of any of its Liens, rights, powers, interests or remedies under this Agreement or any other Loan Document (including, without limitation, in each case the reasonable fees and out-of-pocket expenses of the respective counsel to the Agent, the L/C Issuer and each Lender).

                 10.03(b)   Payment on Demand.  All of such costs, expenses and
                            -----------------
indemnities shall be payable by the Borrowers to the Agent, the Lenders or the L/C Issuer as appropriate upon demand or as otherwise agreed upon by the Agent, the Lenders or the L/C Issuer as appropriate and the Borrowers, and shall constitute Lender Obligations under this Agreement.

          10.04  Notices.
                 -------

                 10.04(a)   Notice to the Borrowers.  All notices required to be
                            -----------------------
delivered to the Borrowers pursuant to this Agreement shall be in writing and shall be sent to the following address, by hand delivery, recognized national overnight courier service with all charges prepaid, telex, telegram, telecopier or by United States certified mail, postage prepaid:

                       Spectrum Control, Inc.
                       6000 West Ridge Road
                       Erie, PA 16506
                       Attention- John P. Freeman, Chief Financial Officer
                       Telephone: (814) 835-1539
                       Telecopier: (814) 835-1600

                 10.04(b)  Notice to the Agent.  All notices required to be
                           -------------------
delivered to the Agent pursuant to this Agreement shall be in writing and shall be sent to the following address, by hand delivery, recognized national overnight courier service with all charges prepaid, telex, telegram, telecopier or by United States certified mail, postage prepaid:

                       PNC Bank, National Association
                       Agency Services
                       One PNC Plaza, 22nd Floor
                       249 Fifth Avenue
                       Pittsburgh, Pennsylvania 15222-2707
                       Attention: Arlene M. Ohler, Vice President
                       Telephone: (412) 762-3627
                       Telecopier: (412) 762-8672

                 10.04(c)  Notice to L/C Issuer.  All notices required to be
                           --------------------
sent to the L/C Issuer pursuant to this Agreement shall be in writing and shall be sent to the following address by hand delivery, recognized national overnight courier service with all charges prepaid, telex, telegram, telecopier or by United States certified mail, postage prepaid:

                       PNC Bank, National Association
                       Agency Services
                       One PNC Plaza, 22nd Floor
                       249 Fifth Avenue
                       Pittsburgh, Pennsylvania 15222-2707
                       Attention: Arlene M. Ohler, Vice President
                       Telephone: (412) 762-3627
                       Telecopier: (412) 762-8672

                 10.04(d)  Notice to Lenders.  All notices required to be sent
                           -----------------
to the Lenders pursuant to this Agreement shall be in writing and shall be sent to the notice address of each Lender as set forth on Schedule 1.01 (a) hereto or
                                                     -----------------
such Lender's signature page to the Assignment and Assumption Agreement executed by it as a Purchasing Lender, as the case may be, by hand delivery, overnight courier service with all charges prepaid, telex, telegram, telecopier or other means of electronic data communication or by the United States mail, first class postage prepaid. All such notices shall be effective three days after mailing, the date of telecopy transmission or when received, whichever is earlier. The Borrowers, the Lenders, the L/C Issuer and the Agent may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                 10.04(e)  Notice From Spectrum Pennsylvania.  The Agent and the
                           ---------------------------------
Lenders are entitled to reply on any notice given hereunder by Spectrum Pennsylvania to be given on behalf of all of the Borrowers and to the binding upon all of the Borrowers for all purposes hereunder.

          10.05  Participation and Assignment.
                 ----------------------------

                 10.05(a)  Sale of Participation.
                           ---------------------

                      (i) Any Lender may, in the ordinary course of its commercial lending business and in accordance with applicable law, and without the consent of the Borrowers, at any time sell to one or more Participants (which Participants may be Affiliates of such Lender) Participations in the Revolving Credit Commitment of such Lender or any Loan, the Notes, or other interest of such Lender hereunder. In the event of any such sale of a Participation, such Lender's obligations under this Agreement to the Borrowers shall remain unchanged, such Lender shall remain solely responsible for its performance under this

Agreement, such Lender shall remain the holder of the Notes made payable to it for all purposes under this Agreement (including all voting rights hereunder) and the Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents.

                      (ii) As between a Participant and that Participant's selling Lender only, the sole issues on which the Participant shall have a contractual right to vote are: (A) an increase in such Lender's Revolving Credit Commitment, (B) any change of the term Base Rate, Euro-Rate, Euro-Rate Reserve Percentage, Applicable Base Rate Margin, or Applicable Euro-Rate Margin so as to decrease the interest rate relating to the Loans, (C) extension of the term of the Revolving Credit Commitment, or (D) postponement of the scheduled payment of principal, interest or Fees due under any of the Loan Documents.

                 10.05(b)    Assignments.  Subject to the remaining provisions
                             -----------
of this Section 10.05(b), any Lender may at any time, in the ordinary course of its commercial lending business, in accordance,with applicable law, sell to one or more Purchasing Lenders (which Purchasing Lender may be affiliates of the Transferor Lender), all or a portion of its rights and obligations under this Agreement and the Note then held by it, pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit "J " and satisfactory to the
                                       ------------
Agent, executed by the Transferor Lender, such Purchasing Lender, the Agent and the Borrowers; subject, however to the following requirements:

                      (i) The Agent and the Borrowers must each give its prior consent to any such assignment which consent shall not be unreasonably withheld; it being agreed that it shall not be deemed unreasonable for the Borrowers to decline to consent to such assignment if (A) such assignment would result in incurrence of additional costs to the Borrowers under Section 2.05,
2.06 or 2.07, or (B) the proposed assignee has not provided to the Borrowers any tax forms received under Section 10.05(d); provided, however, no consent is
                                           --------  -------
required for the transfer by a Lender to its Affiliate so long as the conditions in clauses (A) and (B) immediately above are satisfied;

                      (ii) Each such assignment must be in a minimum amount of $5,000,000, or, if in excess of $5,000,000, in integral multiples of $1,000,000;

                      (iii) each such assignment shall be of a constant, and not a varying, percentage of the Transferor Lender's Revolving Credit Commitment, outstanding Loans and all other rights and obligations under this Agreement and the other Loan Documents; and

                      (iv) The Transferor Lender shall pay to the Agent, for its own Account, a fee of $3,500 for each such assignment (the "Assignment Fee").

Upon the execution, delivery, acceptance and recording of any such Assignment and Assumption Agreement, from and after the Transfer Effective Date determined pursuant to such Assignment and Assumption Agreement, (i) the Purchasing Lender thereunder shall be a party hereto as a Lender and, to the extent provided in such Assignment and Assumption Agreement, shall have the rights and obligations of a Lender hereunder with a Revolving Credit Commitment as set forth therein, and (ii) the Transferor Lender thereunder shall, to the extent provided in such Assignment and Assumption Agreement, be released from its obligations under this Agreement as a Lender. Such Assignment and Assumption Agreement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender as a Lender and the resulting adjustment of Ratable Share rising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such Transferor Lender under this Agreement and the Notes. On or prior to the Transfer Effective Date, the Borrowers shall execute and deliver to the Agent, in exchange for the surrendered Notes held by the Transferor Lender, new Notes to the order of such Purchasing Lender in an amount equal to the Revolving Credit Commitment and Term Loan assumed by it and purchased by it pursuant to such Assignment and Assumption Agreement, and a Notes to the order of the Transferor Lender in an amount equal to the Revolving Credit Commitment and Term Loan retained by it hereunder.

               10.05(c)   Assignment Register.  The Agent shall maintain at its
                          -------------------
address referred to in Section 10.04(b) a copy of each Assignment and Assumption Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the amount of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent, the Lender and the L/C Issuer may treat each Person whose name is recorded in the Register as the owner of the Loans recorded therein for all purposes of this Agreement. The Register shall be available at the office of the Agent for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

               10.05(d)   Withholding of Income Taxes.  At least five (5)
                          ---------------------------
Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Purchasing Lender or Participant, each Purchasing Lender or Participant that is not incorporated under the laws of the United States or a state thereof shall deliver to the Borrowers and the Transferor Lender two duly completed copies of United States Internal Revenue Service Form W-9, 4224 or 1001 or other applicable form prescribed by the Internal Revenue Service. Such form shall certify that such Purchasing Lender or Participant is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States Federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty or under United States Internal Revenue Service Form W-8, or another applicable form or a certificate of such Purchasing Lender or Participant indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Purchasing Lender or Participant which delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to the Borrowers and its Transferor Lender two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from withholding tax or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably required by the Borrowers or its Transferor Lender, either certifying that such Purchasing Lender or Participant is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States Federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Borrowers, in the case of a Purchasing Lender or Transferor Lender in the case of a Participant, shall be entitled to withhold United States Federal income taxes at the full withholding rate, unless the Purchasing Lender or Participant as the case may be establishes an exemption, or at the applicable reduced rate, as established pursuant to this provisions of this Section 10.05(d).

               10.05(e)   Assignments to Federal Reserve Bank. In addition to
                          -----------------------------------
the assignments permitted above, any Lender may assign and pledge all or any portion of its Loans and Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations and duties hereunder or under the other Loan Documents.

          10.06 Successors and Assigns. This Agreement shall be binding
                ----------------------
upon the Borrowers and the Agent, the Lenders, the L/C Issuer and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Agent, the Lenders, the L/C Issuer and respective successors and assigns; provided, however, that the Borrowers shall not assign their respective rights or duties hereunder or under any of the other Loan Documents without the prior written consent of the Lenders.

          10.07 No Implied Waivers: Cumulative Remedies: Writing Required.
                ---------------------------------------------------------
No course of dealing and no delay or failure of the Agent or any Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Agent and the Lenders under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Lender of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

          10.08 Severability.  Any provision of this Agreement which is
                ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          10.09 Indemnity.  The Borrowers, jointly and severally, hereby
                ---------
agree to indemnify the Agent, the Lenders, the L/C Issuer, and the directors, officers, employees, attorneys, agents and Affiliates or all of the foregoing (each of the foregoing an "Indemnified Person") against, and hold each of them harmless from, any loss, liabilities, damages, claims, costs and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by any Indemnified Person (except those caused by such Indemnified Person's gross negligence or willful misconduct, ) arising out of, resulting from or in any manner connected with, the execution, delivery and performance of each of the Loan Documents, the Lender Obligations and any and all transactions related to or consummated in connection with the Lender Obligations, including, without limitation, losses, liabilities, damages, claims, costs and expenses suffered or incurred by any Indemnified Person arising out of or related to investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any Federal securities law or by any Official Body of any jurisdiction, or at common law or otherwise, that is alleged to arise out of or is based on (i) any untrue statement or alleged untrue statement of any material fact of any Borrower or any Affiliate of any Borrower in any document or schedule filed with the Securities and Exchange Commission or any other Official Body, (ii) any omission or alleged omission to state any material fact required to be stated in such document or schedule, or necessary to make the statements made therein, in light of the circumstances under which made, not misleading; (iii) any actual or alleged acts, practices or omissions of any Borrower or any of their respective directors, officers, partners, employees, attorneys, agents or Affiliates, related to the making of any acquisition, purchase of shares or assets pursuant thereto, financing of such purchases or the consummation of any other transactions contemplated by any such acquisitions that are alleged to be in violation of any Federal securities law or of any other statute, regulation or other law of any jurisdiction applicable to the making of any such acquisition, the purchase of shares or assets pursuant thereto, the financing of such purchases or the consummation of the other transactions contemplated by any such acquisition; or (iv) any withdrawals, termination or cancellation of any such proposed acquisition for any reason whatsoever. The indemnity set forth in this Section 10.09 shall be in addition to any other obligations or liabilities of the Borrowers to the Agent, the Lenders or the L/C Issuer, or at common law or otherwise. The provisions of this Section 10.09 shall survive the payment of the Lender Obligations and the termination of this Agreement and the other Loan Documents.

          10.10 Confidentiality.  The Agent, the Lenders and the L/C Issuer
                ---------------
shall keep confidential and not disclose to any Person, other than to their respective directors, officers, employees, Affiliates and agents, and to actual and potential Purchasing Lenders and Participants, all non-public information concerning the Borrowers and the Borrowers' Affiliates which comes into the possession of the Agent, the Lenders or the L/C Issuer during the term hereof. Notwithstanding the foregoing, the Agent, the Lenders and the L/C Issuer may disclose information concerning the Borrowers (i) in accordance-with normal banking practices and the Agent's, such Lender's or the L/C Issuer's policies concerning disclosure of such information in connection with syndication or sales of Participations, subject to informing the recipient of such information of the duties of confidentiality hereunder,
(ii) pursuant to what the Agent, such Lender or the L/C Issuer believes to be the lawful requirements or request of any Official Body regulating banks or banking, (iii) as required by governmental regulation or rule, judicial process or subpoena; provided however, if permitted by law, the Agent, or such Lender shall notify the Borrowers and permit the Borrowers, at the Borrowers' cost, to contest such subpoena; and (iv) to their respective attorneys, accountants and auditors who have been informed of the confidentiality hereunder.

          10.11 Survival.  All representations, warranties, covenants and
                --------
agreements of the Borrowers contained herein or in the other Loan Documents or made in writing in connection herewith shall survive the issuance of the Notes and the Letters of Credit and shall continue in full force and effect so long as the Borrowers may borrow hereunder and so long thereafter until payment in full of all the Notes and the Lender Obligations is made. The obligations of the Borrowers under Sections 2.13, 6.13, 10.02, 10.03 and 10.09 shall survive the termination of this Agreement and the discharge of the other obligations of the Borrowers hereunder, and any other Loan Documents, and shall also survive the payment in full of all Lender Obligations, the termination of the Revolving Credit Commitment in accordance with the provisions of this Agreement and the termination or expiration of all Letters of Credit in accordance with their respective terms.

          10.12 GOVERNING LAW.  THIS AGREEMENT AND THE OTHER LOAN SHALL BE
                -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, EXCEPTING APPLICABLE FEDERAL LAW AND EXCEPT ONLY TO THE EXTENT PRECLUDED BY THE MANDATORY APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

          10.13 FORUM.  THE PARTIES HERETO AGREE THAT ANY ACTION OR PROCEEDING
                -----
ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS TO WHICH ANY BORROWER IS A PARTY MAY BE COMMENCED IN THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND THE PARTIES

HERETO AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN EITHER OF SUCH COURTS SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY CERTIFIED MAIL TO THE PARTIES AT THEIR ADDRESSES SET FORTH IN SECTION 10.04, OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. FURTHER, THE BORROWERS HEREBY SPECIFICALLY CONSENT TO THE PERSONAL JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA AND THE DISTRICT COURT OF THE UNITED STATES FOR THE WESTERN DISTRICT OF PENNSYLVANIA AND WAIVES AND HEREBY ACKNOWLEDGES THAT IT IS ESTOPPED FROM RAISING ANY OBJECTION BASED ON FORUM NON CONVENIENS, ANY CLAIM THAT EITHER
                                    --------------------
SUCH COURT LACKS PROPER VENUE OR ANY OBJECTION THAT EITHER SUCH COURT LACKS PERSONAL JURISDICTION OVER ANY BORROWER SO AS TO PROHIBIT EITHER SUCH COURT FROM ADJUDICATING ANY ISSUES RAISED IN A COMPLAINT FILED WITH EITHER SUCH COURT AGAINST ANY BORROWER BY THE AGENT, THE LENDERS OR THE L/C ISSUER CONCERNING THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR PAYMENT TO THE LENDERS. THE BORROWERS HEREBY ACKNOWLEDGE AND AGREE THAT THE CHOICE OF FORUM CONTAINED IN THIS SECTION
10.13 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN ANY FORUM OR THE TAKING OF ANY ACTION UNDER THE LOAN DOCUMENTS TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

          10.14 Non-Business Days.  Whenever any payment hereunder or under the
                -----------------
Notes is due and payable on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in each such case be included in computing interest in connection with such payment.

          10.15  Integration.  This Agreement and the other Loan Documents
                 -----------
constitute the entire agreement between the parties relating to this financing transaction and they supersede all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein.

          10.16  Counterparts.  This Agreement and any amendment hereto
                 ------------
maybe executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the other party against whom enforcement is sought. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

          10.17  Funding by Branch, Subsidiary or Affiliate.
                 ------------------------------------------

                 10.17(a)  Notional Funding.  Each Lender shall have the
                           ----------------
right from time to time, without notice to the Borrowers, to deem any branch, subsidiary or affiliate (which for the purposes of this Section 10.17 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Lender) of such Lender to have made, maintained or funded any Loan in Dollars, provided that immediately following (on the assumption that a payment were then due from the Borrowers to such other office) and as a result of such change the Borrowers would not be under any greater financial obligation to such Lender hereunder, pursuant to Section 2.03, 2.05, 2.06 or 2.07 hereof than it would have been in the absence of such change. Notional funding offices may be selected by each Lender without regard to a Lender's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Lender.

                 10.17(b)  Actual Funding.  Each Lender shall have the right
                           --------------
from time to time to make or maintain any Loan by arranging for a branch, subsidiary or affiliate of such Lender to make or maintain such Loan subject to the last sentence of this Section 10.17(b). If any Lender causes a branch, subsidiary or affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Lender but in no event shall any Lender's use of such a branch, subsidiary or affiliate to make or maintain any part of the Loans hereunder cause such Lender or such branch, subsidiary or affiliate to incur any cost or expenses payable by the Borrowers hereunder or require the Borrowers to pay any other compensation to any such Lender (including, without limitation, any expenses incurred or payable pursuant to Section 2.03, 2.05, 2.06 or 2.07 hereof) which would otherwise not be incurred.

          10.18  WAIVER OF JURY TRIAL.  EACH BORROWER, EACH LENDER, THE AGENT
                 --------------------
AND THE L/C ISSUER EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH THE BORROWERS, THE LENDERS, THE AGENT, THE L/C ISSUER OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING OUT OF THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Credit Agreement to be executed by their respective duly authorized officers as of the date first written above.

                         SPECTRUM CONTROL, INC., a Pennsylvania corporation

                               /s/ John P. Freeman
                         By:________________________________________(SEAL)
                         Name:     John P. Freeman
                         Title:    Vice President and Chief Financial Officer


                         SPECTRUM POLYTRONICS, INC., a Pennsylvania
corporation

                               /s/ John P. Freeman
                         By:________________________________________(SEAL)
                         Name:     John P. Freeman
                         Title:    Vice President

                         SPECTRUM CONTROL TECHNOLOGY, INC., a
                         Delaware corporation

                               /s/ John P. Freeman
                         By:_______________________________________(SEAL)
                         Name:     John P. Freeman
                         Title:    Vice President


                         SPECTRUM ENGINEERING INTERNATIONAL, INC., a Delaware corporation

                               /s/ John P. Freeman
                         By:_______________________________________(SEAL)
                         Name:     John P. Freeman
                         Title:    Vice President


                         SPECTRUM CONTROL, INC., a Delaware corporation

                               /s/ John P. Freeman
                         By:_______________________________________(SEAL)
                         Name:     John P. Freeman
                         Title:    Vice President

                         PNC BANK, NATIONAL ASSOCIATION, in its
                    capacities as Agent and L/C Issuer and as a Lender

                              /s/ James F. Stevenson
                         By:_______________________________________(SEAL)
                         Name:    James F. Stevenson
                         Title:   Vice President